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                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant[X]
Filed by a Party other than the Registrant[_]

Check the Appropriate Box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only
  (as permitted by Rule 14a-6(e)(2))[_]

[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

            EVERGREEN TRUST                 KEYSTONE INSTITUTIONAL TRUST
        EVERGREEN EQUITY TRUST            KEYSTONE INTERNATIONAL FUND INC.
  THE EVERGREEN LIMITED MARKET FUND,             KEYSTONE OMEGA FUND
                 INC.                    KEYSTONE PRECIOUS METALS HOLDINGS,
   EVERGREEN GROWTH AND INCOME FUND                     INC.
   EVERGREEN INCOME AND GROWTH FUND     KEYSTONE STRATEGIC GROWTH FUND (K-2)
   THE EVERGREEN AMERICAN RETIREMENT    KEYSTONE HIGH INCOME BOND FUND (B-4)
                 TRUST                    KEYSTONE CAPITAL PRESERVATION AND
      EVERGREEN FOUNDATION TRUST                     INCOME FUND
     THE EVERGREEN MUNICIPAL TRUST     KEYSTONE INSTITUTIONAL ADJUSTABLE RATE
     EVERGREEN MONEY MARKET TRUST                       FUND
      EVERGREEN INVESTMENT TRUST           KEYSTONE STRATEGIC INCOME FUND
      THE EVERGREEN LEXICON FUND           KEYSTONE FUND FOR TOTAL RETURN
       EVERGREEN TAX FREE TRUST             EVERGREEN LATIN AMERICA FUND
     KEYSTONE GLOBAL RESOURCES AND       KEYSTONE GLOBAL OPPORTUNITIES FUND
           DEVELOPMENT FUND                 KEYSTONE STATE TAX FREE FUND
 KEYSTONE GROWTH AND INCOME FUND (S-1)  KEYSTONE STATE TAX FREE FUND--SERIES
                                                         II

                               ----------------
             (NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

            EVERGREEN TRUST                 KEYSTONE INSTITUTIONAL TRUST
        EVERGREEN EQUITY TRUST            KEYSTONE INTERNATIONAL FUND INC.
  THE EVERGREEN LIMITED MARKET FUND,             KEYSTONE OMEGA FUND
                 INC.                    KEYSTONE PRECIOUS METALS HOLDINGS,
   EVERGREEN GROWTH AND INCOME FUND                     INC.
   EVERGREEN INCOME AND GROWTH FUND     KEYSTONE STRATEGIC GROWTH FUND (K-2)
   THE EVERGREEN AMERICAN RETIREMENT    KEYSTONE HIGH INCOME BOND FUND (B-4)
                 TRUST                    KEYSTONE CAPITAL PRESERVATION AND
      EVERGREEN FOUNDATION TRUST                     INCOME FUND
     THE EVERGREEN MUNICIPAL TRUST     KEYSTONE INSTITUTIONAL ADJUSTABLE RATE
     EVERGREEN MONEY MARKET TRUST                       FUND
      EVERGREEN INVESTMENT TRUST           KEYSTONE STRATEGIC INCOME FUND
      THE EVERGREEN LEXICON FUND           KEYSTONE FUND FOR TOTAL RETURN
       EVERGREEN TAX FREE TRUST             EVERGREEN LATIN AMERICA FUND
     KEYSTONE GLOBAL RESOURCES AND       KEYSTONE GLOBAL OPPORTUNITIES FUND
           DEVELOPMENT FUND                 KEYSTONE STATE TAX FREE FUND
 KEYSTONE GROWTH AND INCOME FUND (S-1)  KEYSTONE STATE TAX FREE FUND--SERIES
                                                         II

                               ----------------
                   (NAME OF PERSONS FILING PROXY STATEMENT)

Payment of filing fee (check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)Title of each class of securities to which transaction applies:


  (2)Aggregate number of securities to which transaction applies:


  (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


  (4)Proposed maximum aggregate value of transaction:


  (5)Total fee paid:


[_]Fee paid previously with preliminary material

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)Amount Previously Paid:

  (2)Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4)Date Filed:

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


                                IMPORTANT NEWS
                          FOR EVERGREEN SHAREHOLDERS

  We encourage you to read the attached proxy statement in full; however, the following questions and answers represent some typical concerns that shareholders might have regarding this proxy.

Q: WHY IS EVERGREEN SENDING ME THIS PROXY?

  Mutual funds are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

  There are several different proposals represented here and they are outlined on the chart at the beginning of the proxy statement. Several of them apply to all the funds and others are fund-specific.

Q: HOW WILL THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

  THE REORGANIZATION OF EACH FUND INTO A CORRESPONDING SERIES OF A DELAWARE BUSINESS TRUST will provide both consistency across the fund family and flexibility compared to their previous forms of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See Part I of the proxy statement for more information.

  CHANGING THE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL AND CHANGING CERTAIN FUNDAMENTAL RESTRICTIONS TO NON-FUNDAMENTAL gives each fund's investment adviser greater flexibility to respond to market, regulatory or industry changes. These reclassifications are not intended to materially alter any fund's investment objective.

  ADOPTING STANDARDIZED INVESTMENT RESTRICTIONS ACROSS ALL FUNDS will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. Standardized investment restrictions will also make it easier for the funds to respond quickly to market, regulatory or industry developments. These changes will not substantially affect the way the funds are currently managed.

Q: WHY IS EVERGREEN PROPOSING THESE CHANGES?

  These proposals represent some final steps we are undertaking to unify the Evergreen and Keystone fund families. Shareholders can anticipate the following benefits:

  .  A comprehensive fund family with a common risk/reward spectrum

  .  The elimination of any overlap or gaps in fund offerings

  . Reduced confusion surrounding privileges associated with each fund, specifically regarding exchangeability, letters of intent, and rights of accumulation

  . A user-friendly product line for both shareholders and investment professionals

  . A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet

Q: WHY DOES THE PROXY CARD SHOW THE OLD NAME OF MY FUND AND THE PROXY STATEMENT SHOW THE NEW NAME?

  The name change to Evergreen is effective as of October 31, 1997. Because most shareholders will receive their copy of the proxy statement after that date, the proxy statement uses the funds' new names. As of the record date of the shareholder meeting, however, the name change hadn't gone into effect. Using the old names on the proxy card is legally correct, and will also make it easier for shareholders to recognize their funds by the names they are accustomed to seeing. The cover page of the proxy statement lists all the funds' new names and references the former names to help avoid confusion.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

  The Board members of all the funds recommend that you vote in favor of or FOR all of the proposals on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

  Please call Shareholder Communications at 800-733-8481 EXTENSION 404 for additional information. You can vote one of three ways:

  Use the enclosed proxy card to record your vote of either For, Against or Abstain for each proposal, then return the card in the postpaid envelope provided.

                                      OR

  Complete the enclosed proxy card and FAX IT TO 800-733-1885.

                                      OR

  Call 800-733-8481 EXTENSION 404 and record your vote by telephone.

Q: WHY ARE MULTIPLE CARDS ENCLOSED?

  If you own shares of more than one fund, you will receive a proxy card for each fund you own. Please sign, date and return each proxy card you receive.

                   [EVERGREEN FUNDS LOGO APPEARS HERE]

October 1997

Dear Shareholder:

  I am writing to shareholders of the Evergreen Funds to inform you of a special shareholder meeting to be held on December 15, 1997. Before that meeting I would like your vote on the important issues affecting your fund as described in the attached proxy statement.

  The proxy statement includes proposals relating to the reorganization of each fund as a series of a Delaware business trust and the adoption of standardized investment restrictions for each of the funds. These proposals are intended to provide consistency and increased flexibility throughout the fund family. More specific information about all of the proposals is contained in the proxy statement.

  THE BOARDS OF TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMEND THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED WITHIN THIS DOCUMENT.

  I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return each card you receive.

  If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 800-733-8481 EXTENSION 404 and vote by phone.

  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ William M. Ennis
William M. Ennis
Managing Director
Evergreen Funds

 201 South College Street, Suite 600  Charlotte, North Carolina 28288-1195

                                EVERGREEN FUNDS
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 15, 1997

                               ----------------

  Notice Is Hereby Given that a Joint Special Meeting (the "Meeting") of Shareholders of each series (a "Fund") of The Evergreen American Retirement Trust, Evergreen Equity Trust (except Evergreen Global Real Estate Equity Fund and Evergreen U.S. Real Estate Equity Fund), Evergreen Foundation Trust, Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Investment Trust (except Evergreen Balanced Fund and Evergreen Florida Municipal Bond Fund), The Evergreen Lexicon Fund (except Evergreen Intermediate Term Bond Fund), The Evergreen Micro Cap Fund, Inc., Evergreen Money Market Trust, The Evergreen Municipal Trust, Evergreen Tax Free Trust, Evergreen Trust, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Latin America Fund, Evergreen Global Opportunities Fund, Evergreen Natural Resources Fund, Keystone Growth and Income Fund (S-1), Keystone High Income Bond Fund (B-4), Evergreen Select Adjustable Rate Fund, Evergreen Select Small Cap Growth Fund, Keystone International Fund Inc., Evergreen Omega Fund, Keystone Precious Metals Holdings, Inc., Evergreen State Tax Free Fund (except Evergreen Florida Tax Free Fund), Evergreen State Tax Free Fund-Series II, Keystone Strategic Growth Fund (K-2), and Evergreen Strategic Income Fund will be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts on Monday, December 15, 1997 at 3:00 p.m., Eastern time, for the following purposes:

  1. To approve an Agreement and Plan of Conversion and Termination (the "Plan") for each Fund providing for the reorganization of the Fund as a corresponding series (a "Successor Fund") of one of several Delaware business trusts, and in connection therewith, the acquisition of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. Each Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

  2. To approve the proposed reclassification of the investment objective of each Fund (other than Evergreen Omega Fund) from fundamental to nonfundamental.

  3. To approve the adoption of standardized fundamental investment restrictions by amending or reclassifying the current fundamental investment restrictions of each Fund.

  4. FOR EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, EVERGREEN PENNSYLVANIA TAX FREE MONEY MARKET FUND, AND EVERGREEN TAX EXEMPT MONEY MARKET FUND ONLY, to approve an amendment to each Fund's investment objective to permit the Fund to invest without limit in obligations subject to the Federal alternative minimum tax. If approved, the name of each Fund will be changed as set forth in the proxy statement.

  5. FOR EVERGREEN LATIN AMERICA FUND ONLY, to approve an amendment to the investment objective of the Fund to permit the Fund to invest without limit in securities of issuers located in Latin America.

  6. FOR EVERGREEN LATIN AMERICA FUND ONLY, to approve an amendment to the Fund's investment restriction relating to industry concentration to re-quire the Fund to invest at least 25% of its assets in the aggregate in issuers in the energy, telecommunications, and utility industries.

  7. To transact any other business which may properly come before the Meeting or any adjournments thereof.

  The close of business on October 16, 1997 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. Shareholders of Keystone International Fund Inc. should consult Exhibit B in the proxy materials regarding appraisal rights.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          By Order of the Boards

                                          George O. Martinez
                                          Secretary

October 24, 1997

 THE NAME OF EACH FUND AND REGISTRANT SET FORTH IN THIS NOTICE REFLECTS THE NAME OF SUCH FUND AND REGISTRANT AS OF OCTOBER 31, 1997.

                     INSTRUCTIONS FOR EXECUTING PROXY CARD

  The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

      REGISTRATION                       VALID SIGNATURE
      ------------                       ---------------
      Corporate Accounts
      (1) ABC Corp.                      (1) ABC Corp.
                                             John Doe, Treasurer
      (2) ABC Corp.                      (2) John Doe, Treasurer
          c/o John Doe, Treasurer
      (3) ABC Corp. Profit Sharing Plan  (3) John Doe, Trustee
          Trust Accounts
      (1) ABC Trust                      (1) Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee           (2) Jane B. Doe
          u/t/d 12/28/78
      Custodial or Estate Accounts
      (1) John B. Smith, Cust.           (1) John B. Smith
          f/b/o John B. Smith, Jr. UGMA
      (2) John B. Smith, Jr.             (2) John B. Smith, Jr., Executor

                             EVERGREEN FUNDS

     EVERGREEN AGGRESSIVE GROWTH FUND, EVERGREEN AMERICAN RETIREMENT FUND, EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN FLORIDA HIGH INCOME
   MUNICIPAL BOND FUND, EVERGREEN FOUNDATION FUND, EVERGREEN FUND, EVERGREEN GEORGIA MUNICIPAL BOND FUND, EVERGREEN GLOBAL LEADERS FUND, EVERGREEN GROWTH
   AND INCOME FUND, EVERGREEN HIGH GRADE TAX FREE FUND, EVERGREEN INCOME AND GROWTH FUND, EVERGREEN INTERMEDIATE TERM GOVERNMENT SECURITIES FUND, EVERGREEN
     INTERNATIONAL EQUITY FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN LATIN AMERICA FUND, THE EVERGREEN MICRO
    CAP (FORMERLY LIMITED MARKET) FUND, INC., EVERGREEN MONEY MARKET FUND, EVERGREEN NEW JERSEY TAX FREE INCOME FUND, EVERGREEN NORTH CAROLINA MUNICIPAL
BOND FUND, EVERGREEN PENNSYLVANIA TAX FREE MONEY MARKET FUND, EVERGREEN SHORT-INTERMEDIATE BOND FUND, EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND, EVERGREEN
  SMALL CAP EQUITY INCOME FUND, EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND, EVERGREEN TAX EXEMPT MONEY MARKET FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND, EVERGREEN TREASURY MONEY MARKET FUND, EVERGREEN U.S. GOVERNMENT FUND, EVERGREEN UTILITY FUND, EVERGREEN VALUE FUND, EVERGREEN VIRGINIA MUNICIPAL
BOND FUND, EVERGREEN (FORMERLY KEYSTONE) CAPITAL PRESERVATION AND INCOME FUND,
   EVERGREEN (FORMERLY KEYSTONE) FUND FOR TOTAL RETURN, EVERGREEN (FORMERLY KEYSTONE) GLOBAL OPPORTUNITIES FUND, EVERGREEN NATURAL RESOURCES (FORMERLY
KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT) FUND, EVERGREEN (FORMERLY KEYSTONE)
  OMEGA FUND, EVERGREEN (FORMERLY KEYSTONE) STRATEGIC INCOME FUND, EVERGREEN (FORMERLY KEYSTONE) CALIFORNIA TAX FREE FUND, EVERGREEN (FORMERLY KEYSTONE)
 MASSACHUSETTS TAX FREE FUND, EVERGREEN (FORMERLY KEYSTONE) MISSOURI TAX FREE
     FUND, EVERGREEN (FORMERLY KEYSTONE) NEW YORK TAX FREE FUND, EVERGREEN (FORMERLY KEYSTONE) PENNSYLVANIA TAX FREE FUND, KEYSTONE HIGH INCOME BOND FUND
 (B-4), KEYSTONE STRATEGIC GROWTH FUND (K-2), KEYSTONE GROWTH AND INCOME FUND
   (S-1), EVERGREEN SELECT (FORMERLY KEYSTONE INSTITUTIONAL) ADJUSTABLE RATE
    FUND, EVERGREEN SELECT SMALL CAP (FORMERLY KEYSTONE INSTITUTIONAL SMALL CAPITALIZATION) GROWTH FUND, KEYSTONE INTERNATIONAL FUND INC., AND KEYSTONE
                      PRECIOUS METALS HOLDINGS, INC.

                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 15, 1997

                               ----------------

  This proxy statement is furnished in connection with the solicitation by the respective Board of each of the investment companies listed in the accompanying notice of meeting (each a "Registrant," and collectively the "Registrants") for the joint special meeting of shareholders to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts on Monday, December 15, 1997 at 3:00 p.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on October 16, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about October 27, 1997.

  The shares of the Registrants entitled to vote at the Meeting are issued in one or more separate series representing one or more investment portfolios, each of which is referred to herein as a "Fund." As used in this proxy statement, each Registrant's board of directors or trustees is referred to as a "Board," and the term "Trustee" includes each director of those Registrants organized as corporations rather than trusts. In addition, the names of the Registrants, Funds and other related entities used herein reflect such names as of October 31, 1997.

                SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE

PROPOSAL 1. REORGANIZATION OF EACH FUND

                                                FUNDS FOR WHICH SHAREHOLDER VOTE IS
   MATTER REQUIRING SHAREHOLDER VOTE            REQUIRED
   ---------------------------------            -----------------------------------
   Approval of an Agreement and Plan of         All Funds
   Conversion and Termination (the "Plan") for
   each Fund providing for the reorganization
   of the Fund as a corresponding series (a
   "Successor Fund") of one of several
   Delaware business trusts, and in connection
   therewith, the acquisition of all of the
   assets of the Fund in exchange for shares
   of the Successor Fund, and the assumption
   by the Successor Fund of all of the
   liabilities of the Fund. Each Plan also
   provides for the distribution of such
   shares of the Successor Fund to
   shareholders of the Fund in liquidation and
   subsequent termination of the Fund

PROPOSAL 2. RECLASSIFICATION OF INVESTMENT OBJECTIVE OF CERTAIN FUNDS FROM
            FUNDAMENTAL TO NONFUNDAMENTAL

                                                FUNDS FOR WHICH SHAREHOLDER VOTE IS
   MATTER REQUIRING SHAREHOLDER VOTE            REQUIRED
   ---------------------------------            -----------------------------------
   Reclassification of the Investment           All Funds except: Evergreen Omega Fund
   Objective of Certain Funds from Fundamental
   to Nonfundamental

PROPOSAL 3. CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

 Standardization of Fundamental Investment Restrictions (Proposals 3A-3I)

   MATTER REQUIRING SHAREHOLDER VOTE            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------            --------------------------------------------
   3A.Diversification of Investments            All Funds
   3B.Concentration of Fund's Assets in a Par-  All Funds
      ticular Industry
   3C.Issuance of Senior Securities             All Funds
   3D.Borrowing                                 All Funds
   3E.Underwriting                              All Funds
   3F.Investment in Real Estate                 All Funds
   3G.Commodities                               All Funds
   3H.Lending                                   All Funds
   3I.Investment in Federally Tax Exempt        Evergreen Tax Strategic Foundation
      Securities                                Fund, Evergreen Tax Exempt Money
                                                Market Fund, Evergreen Institutional
                                                Tax Exempt Money Market Fund,
                                                Evergreen Pennsylvania Tax Free
                                                Money Market Fund, Evergreen Georgia
                                                Municipal Bond Fund, Evergreen North
                                                Carolina Municipal Bond Fund,
                                                Evergreen South Carolina Municipal
                                                Bond Fund, Evergreen Virginia
                                                Municipal Bond Fund, Evergreen New
                                                Jersey Tax Free Income Fund,
                                                Evergreen Short-Intermediate
                                                Municipal Fund,

                                               FUNDS FOR WHICH SHAREHOLDER VOTE IS
   MATTER REQUIRING SHAREHOLDER VOTE           REQUIRED
   ---------------------------------           -----------------------------------
   3I. Investment in Federally Tax Exempt      Evergreen High Grade Tax Free Fund,
       Securities (cont.)                      Evergreen Massachusetts Tax Free
                                               Fund, Evergreen New York Tax Free
                                               Fund, Evergreen Pennsylvania Tax
                                               Free Fund, Evergreen California Tax
                                               Free Fund, and Evergreen Missouri
                                               Tax Free Fund

 Reclassification of Other Fundamental Restrictions of Certain Funds as Nonfundamental (Proposal 3J)

   MATTER REQUIRING SHAREHOLDER VOTE           FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------           --------------------------------------------
   3J. (See current fundamental restrictions   All Funds except: Evergreen
       shown by an "R" in Exhibit D)           Institutional Money Market Fund,
                                               Evergreen Institutional Treasury
                                               Money Market Fund, and Evergreen
                                               Select Small Cap Growth Fund

PROPOSAL 4. AMENDMENT TO INVESTMENT OBJECTIVES OF EVERGREEN INSTITUTIONAL TAX
            EXEMPT MONEY MARKET FUND, EVERGREEN PENNSYLVANIA TAX FREE MONEY MARKET FUND, AND EVERGREEN TAX EXEMPT MONEY MARKET FUND

   MATTER REQUIRING SHAREHOLDER VOTE            FUNDS FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------            --------------------------------------------
   To permit each Fund to invest without limit  Evergreen Institutional Tax Exempt
   in obligations subject to the Federal        Money Market Fund, Evergreen
   alternative minimum tax (if approved, the    Pennsylvania Tax Free Money Market
   words "Tax Free" or "Tax Exempt" in each     Fund, and Evergreen Tax Exempt Money
   Fund's name will be replaced with            Market Fund
   "Municipal")

PROPOSAL 5. AMENDMENT TO INVESTMENT OBJECTIVE OF EVERGREEN LATIN AMERICA FUND

   MATTER REQUIRING SHAREHOLDER VOTE           FUND FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------           -------------------------------------------
   To permit the Fund to invest without limit  Evergreen Latin America Fund in securities of issuers located in Latin
   America, and to provide that the Fund's
   primary objective is long term growth of
   capital through investments in equity and
   fixed income securities of issuers located
   in Latin America

PROPOSAL 6. AMENDMENT TO FUNDAMENTAL RESTRICTION OF EVERGREEN LATIN AMERICA
            FUND REGARDING CONCENTRATION

   MATTER REQUIRING SHAREHOLDER VOTE            FUND FOR WHICH SHAREHOLDER VOTE IS REQUIRED
   ---------------------------------            -------------------------------------------
   To provide that the Fund will invest in the  Evergreen Latin America Fund aggregate more than 25% of its total
   assets, taken at market value, in the
   securities of issuers primarily engaged in
   the energy, telecommunications, and utility
   industries.

                                    PART I

                PROPOSAL 1 -- THE PROPOSED REORGANIZATIONS
              OF THE FUNDS AS SERIES OF DELAWARE BUSINESS TRUSTS

  At the Meeting, the shareholders of each Fund will be asked to approve an Agreement and Plan of Conversion and Termination (the "Plan of Reorganization"), which provides for the reorganization (the "Reorganization") of each Fund into a corresponding series (each a "Successor Fund," and collectively the "Successor Funds") of one of several Delaware business trusts (each a "Successor Trust"). The Reorganizations are part of an overall restructuring of the Evergreen Funds, each of which is advised by First Union National Bank or one of its affiliates. The restructuring involves, among other components, the Reorganizations, the reclassification of investment objectives from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by vote of the Trustees), the adoption of standardized fundamental investment restrictions, the reclassification of certain investment restrictions from fundamental to nonfundamental, and the amendment of fundamental investment objectives and policies of certain Funds. The reclassification of investment objectives, the adoption of standardized investment restrictions and the reclassification of certain investment restrictions are discussed in Part II of this proxy statement. The amendment of fundamental investment objectives and policies of certain Funds are discussed in Part III of this proxy statement. The restructuring also includes several consolidations to combine certain other Evergreen investment companies with substantially similar investment objectives and policies. The Funds are not a party to such proposed consolidations, and the votes of shareholders of such other funds are not being solicited by this proxy statement. The intended result of the overall restructuring is to produce a more integrated mutual fund complex with the potential for greater operational efficiencies.

SELECTION OF DELAWARE BUSINESS TRUST FORM OF ORGANIZATION

  On September 16 and 17, 1997, the Board of each Registrant unanimously approved a proposal by each Fund's investment adviser to reorganize the Funds as separate series of various Delaware business trusts. Each Registrant is currently organized as a Massachusetts business trust, a Pennsylvania common law trust, or a Delaware, Maryland or Massachusetts corporation. The Funds are proposed to be structured as business trusts, as opposed to corporations, due to the inherent flexibility of the business trust form of organization. The principal reason for reorganizing the Funds in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

  Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts, Pennsylvania or in any other state. As a result, Delaware law is generally considered to afford additional protection against potential shareholder liability to shareholders than Massachusetts or Pennsylvania trusts. See "Certain Comparative Information About the Registrants and the Successor Trusts-- Shareholder Liability" below. Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series shall not be liable for the debts of another series, another potential, though remote, risk in the case of other business trusts.

  Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

  There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Funds will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

DESCRIPTION OF THE REORGANIZATIONS

  The detailed terms and conditions of each Reorganization are contained in a Plan of Reorganization applicable to each Fund. The information in this proxy statement with respect to each Plan of Reorganization is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Plan of Reorganization, a copy of which is attached to this proxy statement as Exhibit A.

  It is anticipated that each of the Funds will participate in the Reorganization and that the Reorganization, if approved by the shareholders of each Fund, will be effected contemporaneously as to each Fund. If shareholders of one or more of the Funds do not approve the Reorganization, that Fund will continue as currently organized, but each other Fund that has received shareholder approval may nevertheless implement the Reorganization.

  If the shareholders of a Fund approve the Reorganization and the conditions of the Reorganization are satisfied, all of the assets and liabilities of that Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the corresponding Successor Fund (the "New Shares"). The New Shares of each Successor Fund will be issued to the corresponding Fund in consideration of the transfer to the Successor Fund by the corresponding Fund of all assets and liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute the New Shares to its shareholders. New Shares will be issued on a class by class basis, so that shareholders will receive New Shares of the same class as the class of shares issued by the Fund. As a result of the Reorganization, each shareholder will receive, in exchange for his or her Fund shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Reorganization.

  It will not be necessary for holders of share certificates of a Fund to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of a Fund issued prior to the Reorganization will represent outstanding shares of the corresponding Successor Fund after the Reorganization. Shareholders of a Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the corresponding Successor Fund.

  If approved by shareholders of a Fund, it is currently contemplated that the Reorganization will become effective as to that Fund on or about the opening of business on December 22, 1997. However, a Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan of Reorganization may be terminated as to any Fund at any time prior to its implementation by the mutual agreement of the parties thereto.

THE SUCCESSOR TRUSTS

  Each Successor Trust was established pursuant to a substantially identical Agreement and Declaration of Trust (each a "Master Trust Agreement") under the laws of the State of Delaware. Each Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Successor Trust consists of Successor Funds of the same asset class.

  The Board of Trustees of each Successor Trust is comprised of some, but not all, of the individuals who currently serve as trustees of the Trusts. Accordingly, different trustees will have ultimate responsibility for the oversight and management of the Successor Funds subsequent to the Reorganizations. The Trustees of each

Successor Trust are Laurence B. Ashkin, Charles A. Austin III, K. Dun Gifford, James S. Howell, Leroy Keith, Jr., Gerald M. McDonnell, Thomas L. McVerry, David M. Richardson, Russell A. Salton III, Michael S. Scofield, Richard J. Shima, and William W. Pettit.

  The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Master Trust Agreement of each Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust. The Successor Trusts will not engage in any activities prior to the Reorganization with respect to the Successor Funds, except as may be required in connection with effecting the Reorganization.

  The Master Trust Agreement of each Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Master Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by (i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

  All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Registrants and the Successor Trusts--Voting Rights" below.

  As required by the 1940 Act, shareholders of each series of the Successor Trusts, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT THE REGISTRANTS AND THE SUCCESSOR TRUSTS

  As a Delaware business trust, each Successor Trust's operations will be governed by the Master Trust Agreement and applicable Delaware law, rather than by the applicable trust document of each Registrant organized as a trust, or articles of incorporation of each Registrant organized as a corporation, and the law of the state of its organization. For ease of reference, the organizational document of each Registrant is sometimes referred to as a "Charter," regardless of its form of organization. As discussed below, certain of the differences between the Registrants and the Successor Trusts derive from provisions of the Successor Trust's Master Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of a Successor Trust's Master Trust Agreement and By-laws, without charge, upon written request to the Funds at the address on the cover page of this proxy statement.

  Capitalization. The beneficial interests in each Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a Successor Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Each Registrant organized as a trust is authorized to divide its shares into an unlimited number of series, and the Trustees of such trust are empowered to establish other classes. Each Registrant organized as a trust has the authority to issue an unlimited number of transferable shares of beneficial interest. The ownership in the Registrants organized as corporations is represented by a fixed number of shares of common stock.

  Amendments to Governing Instrument. Generally, the provisions of the Master Trust Agreement of a Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Master Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is 25% of the shares entitled to vote. The quorum requirements of the Registrants range from 25% to 51% of the shares entitled to vote. The affirmative vote of a majority of the shares entitled to be cast is generally required to amend the Charter applicable to each Registrant (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that some Charters of the Registrants organized as business trusts may be amended by the Trustees of the Trust without the vote of shareholders in certain limited circumstances. For a Registrant organized as a corporation, a Charter amendment generally also requires adoption of a resolution approving the amendment by the Board of Directors in addition to the required shareholder vote.

  Voting Rights. The Charter applicable to each Registrant that is a business trust generally provides that a special meeting of shareholders for the purpose of considering the removal of a person serving as a Trustee of the Trust shall be called upon the written request of shareholders representing 10% of the outstanding shares. The By-laws of each Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least 10% of the outstanding shares of the Successor Trust entitled to vote. Like each Registrant other than Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., a Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc. are currently required to hold such meetings. The record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting is either subject to the discretion of the Board or may not be more than 60 days preceding the scheduled meeting date under the applicable governing documents of each Registrant. Under the By-laws of each Successor Trust the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

  The Master Trust Agreement provides for shareholder voting in certain circumstances. See "The Successor Trusts" above. Shareholders of a Registrant organized as a business trust generally have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Charter, whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust to the same extent as shareholders of a corporation, and with respect to certain other actions, such as a transfer of all or substantially all of the Trust's assets or the dissolution of the Trust. Shareholders of a Registrant organized as a corporation have the power to vote only with respect to those matters provided by applicable corporate law.

  A Trustee of the Successor Trust may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Successor Trust. The Charters of certain Registrants organized as business trusts permit removal of a Trustee with cause by action of at least two-thirds of the other Trustees, and in general the Charter of Registrants organized as corporations permits removal of a Trustee by vote of two-thirds of the outstanding shares.

  The Master Trust Agreement of each Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Master Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to each Registrant. Shareholders of the Successor Trusts are not required to approve the termination or reorganization of the

Successor Trust. Unlike the Master Trust Agreement of the Successor Trusts, the Charter applicable to certain Registrants requires that any termination or reorganization of a Fund must be approved by the vote of a majority of the outstanding voting shares of such Fund.

  Under each Master Trust Agreement, each share of a Successor Fund is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing the Funds that are organized in multiple series, each share of beneficial interest or stock is entitled to one vote, regardless of the specific Fund it represents. Under a Fund's Charter or applicable law, a matter affecting only one Fund is voted on only by that Fund. Generally, the Charters further provide that, where required by law or applicable regulation, certain matters will be voted on separately by each Fund. In all other matters, all Funds vote together as a group. Over time, the net asset values of such Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares, and under the Registrant's current voting provisions, have more votes, than the same investment in a Fund with a higher net asset value. Under the Master Trust Agreement, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

  Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Master Trust
Agreement: (i) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (ii) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of a Successor Trust is remote.

  Shareholders of a Registrant organized as a Massachusetts business trust or Pennsylvania common law trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the trust. However, the trust agreement under which each Fund that is organized as a Massachusetts or Pennsylvania trust is established contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the trust or the trustees of the trust. Each trust agreement also provides for indemnification out of the property of the trust. A stockholder in a corporation such as The Evergreen Micro Cap Fund, Inc., Keystone International Fund Inc., or Keystone Precious Metals Holdings, Inc. does not have this potential liability.

  Liability and Indemnification of Trustees and Directors. Under the Master Trust Agreement of each Successor Trust, a Trustee is liable to a Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of a Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person: (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. A Successor

Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

  The Charter of each Registrant generally provides that its Trustees shall not be liable to the Registrant or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Charters generally also provide that Trustees and officers of the Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  Right of Inspection. The By-laws of each Registrant generally provide that no shareholder shall have the right to inspect the books of account and stock ledger of the Registrant except as conferred by law, the By-laws, or as authorized by the Board of the Registrant or a resolution of shareholders. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

  The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to a Registrant and Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

CURRENT AND SUCCESSOR ADVISORY AGREEMENTS

  As a result of the Reorganizations, each Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between the Successor Trust on behalf of the Successor Fund and the current investment adviser of the corresponding Fund. Since, with certain exceptions, each Fund currently receives substantially identical services, each Successor Advisory Agreement has been standardized with the fee schedules being the only variant. The current investment advisory agreement of each Fund (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Except as noted below, the Successor Advisory Agreement contains the material terms of the Current Advisory Agreement. Most importantly, the rate at which fees are required to be paid by each Fund for investment advisory services, as a percentage of average daily net assets, will remain the same.

  The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement of each Fund.

  Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Funds. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also specifically states that the investment adviser is entitled to rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of each of the Evergreen Funds (which term for purposes of this discussion includes each Fund for which the Capital Management Group of First Union

National Bank or Evergreen Asset Management Corp. serves as investment adviser), other than the Funds that are series of Evergreen Investment Trust, does not specify the standards to be used in the selection of brokers or refer to the provisions of Section 28(e) of the 1934 Act.

  Expenses. Each Successor Advisory Agreement and the Current Advisory Agreement for each Fund that was formerly a Keystone Fund (which term for purposes of this discussion includes each Fund for which Keystone Investment Management Company serves as investment adviser), except Keystone International Fund Inc., provides that the investment adviser is required to pay or reimburse the Successor Fund for (i) the compensation (if any) of the Trustees who are affiliated with the investment adviser or with its affiliates, or with any adviser retained by the investment adviser, and of all officers of the Successor Fund, and (ii) all expenses of the investment adviser incurred in connection with its services thereunder. The substance of the Current Advisory Agreement of each Evergreen Fund and Keystone International Fund Inc. is the same as the Successor Advisory Agreement, except that affiliated Trustees are not required to serve at the investment adviser's cost.

  Liability and Indemnification. Each Successor Advisory Agreement and the Current Advisory Agreement for each Fund that was formerly a Keystone Fund, except Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., and for the Funds that are series of Evergreen Investment Trust provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Current Advisory Agreements for Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc., and each Evergreen Fund other than the Funds that are series of Evergreen Investment Trust either omit liability standards or have different provisions.

  The Current Advisory Agreement for each Fund that was formerly a Keystone Fund, except Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., and for the Funds that are series of Evergreen Investment Trust provides that each such Fund will indemnify the investment adviser against liabilities, losses and expenses incurred in connection with the performance of such Agreement, except those stated above and liabilities involving a breach of the investment adviser's fiduciary duties in respect of the receipt of compensation for its services. The Current Advisory Agreements for Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc., and each Evergreen Fund except the Funds that are series of Evergreen Investment Trust do not contain provisions indemnifying the investment adviser. The Successor Advisory Agreement will not contain provisions indemnifying the investment adviser.

  Amendments. The Current Advisory Agreement for Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc., and for the Funds that are series of Evergreen Investment Trust provides that all changes (rather than only substantial changes) must be approved by shareholders. Each other Current Advisory Agreement and each Successor Advisory Agreement, including the Successor Advisory Agreement applicable to Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc., and the Funds that are series of Evergreen Investment Trust, provides that only amendments of substance require shareholder approval.

CURRENT AND SUCCESSOR DISTRIBUTION ARRANGEMENTS

  Evergreen Distributor, Inc., located at 125 West 55th Street, New York, New York 10019, serves as principal underwriter for the Funds. It is anticipated that no material change will occur in the Funds' distribution agreement or the Funds' Rule 12b-1 plans as a result of the Reorganizations.

NAMES

  The name of each Successor Fund will be the same as that of the corresponding Fund at the time the Reorganization becomes effective, except for the following name changes which will become effective on January 9, 1998.

   FUND NAME                                           SUCCESSOR FUND NAME
   ---------                                           -------------------
   Evergreen Institutional Money Market Fund           Evergreen Select Money Market Fund
   Evergreen Institutional Treasury Money Market Fund  Evergreen Select Treasury Money Market Fund
   Keystone International Fund Inc.                    Evergreen International Growth Fund
   Keystone Precious Metals Holdings, Inc.             Evergreen Precious Metals Fund
   Keystone Growth and Income Fund (S-1)               Evergreen Blue Chip Fund
   Keystone High Income Bond Fund (B-4)                Evergreen High Yield Bond Fund
   Keystone Strategic Growth Fund (K-2)                Evergreen Strategic Growth Fund

CERTAIN VOTES TO BE TAKEN PRIOR TO THE REORGANIZATIONS

  Prior to the Reorganizations, Evergreen Distributor, Inc., the principal underwriter of each Fund and a subsidiary of BISYS Group, Inc., will own a single outstanding share of the corresponding Successor Fund. The purpose of the issuance by each Fund of this nominal share prior to the effective time of the Reorganization is to enable the Successor Trust to eliminate the need to incur the additional expense by a Successor Trust of having to hold a separate meeting of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act.

INVESTMENT OBJECTIVES AND RESTRICTIONS

  Each Successor Fund will have the same investment objective(s) as the corresponding Fund except that, if Proposal 2 in this proxy statement is approved by shareholders, the Successor Fund's investment objective(s) will not be considered "fundamental". As a result, a Successor Fund's investment objective(s) could be changed by its Trustees, without shareholder approval, after prior notice to shareholders. The investment objective(s) of certain Funds are proposed to be amended as described in Part III of this proxy statement. The investment restrictions of each Fund are proposed to be changed as described in Part II below.

  Except as described in Parts II and III below, the investment advisers do not presently intend to change in any material way for the Successor Funds the investment strategy or operations employed for the Funds.

FEDERAL INCOME TAX CONSEQUENCES

  It is anticipated that the transactions contemplated by the Plan of Reorganization will be tax-free. Sullivan & Worcester LLP, counsel to the Funds, has informed each Board that if substantially all of the assets and liabilities of the Funds are transferred to the corresponding Successor Funds, it will issue an opinion that a Reorganization will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032(a) and 354(a)(1), respectively, of the Internal Revenue Code of 1986, as amended. Such opinion will be based upon customary representations of the Registrant and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of each Reorganization.

  A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period for the shares of the Successor Fund received in the Reorganization will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Reorganization). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

REORGANIZATION EXPENSES

  The expenses of the Reorganization will be borne by the Funds. The current Trustees of the Funds, including those Trustees not continuing to serve as Trustees of the Successor Trusts, will retain their ability to make claims under their existing directors and officers insurance policy for a period of three years following the consummation of the Reorganization.

APPRAISAL RIGHTS

  Neither the applicable Charter nor Massachusetts or Pennsylvania law grants shareholders of any Registrant organized as a Massachusetts business trust or Pennsylvania common law trust any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. In addition, neither the applicable Charter nor Delaware or Maryland law grants shareholders of Keystone Precious Metals Holdings, Inc. or The Evergreen Micro Cap Fund, Inc., respectively, any such rights. However, the customary right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

  Shareholders of Keystone International Fund Inc. who do not vote in favor of the Reorganization have the right under Massachusetts law to receive payment for their shares from the Fund and an appraisal thereof upon compliance with the procedures specified in chapter 156B sections 86 and 87 et seq. of the Massachusetts Business Corporation Law. A copy of the relevant provisions of the Massachusetts Business Corporation Law is set forth as Exhibit B to this proxy statement. A vote by a shareholder of Keystone International Fund Inc. against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of the provisions of Massachusetts law. A failure to vote against the Reorganization will not constitute a waiver of such rights.

  For federal income tax purposes, dissenting shareholders obtaining payment for their shares in accordance with the above-referenced provisions will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders of Keystone International Fund Inc. are advised to consult their personal tax advisers as to the tax consequences of dissenting.

  Shareholders of Keystone International Fund Inc. will continue to be able to redeem their shares at their current net asset value until the effective date of the Reorganization. Redemption requests received by Keystone International Fund Inc. thereafter will be treated as requests for the redemption of Shares of the Successor Fund received by the shareholder in the Reorganization.

RECOMMENDATION OF TRUSTEES

  The Board of each Registrant requested, received and considered such information as it deemed reasonably necessary to enable the members of such Board to evaluate the Plan of Reorganization. The Boards reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Master Trust Agreement. In this regard, the Trustees considered:
(i) the potential disadvantages which apply to operating the Funds under their current form of organization; (ii) the advantages which apply to operating the Successor Funds as series of Delaware business trusts; (iii) the advantages of adopting the new Master Trust Agreements under Delaware law; and (iv) the expected federal tax consequences to the Funds, the Successor Funds and shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for shareholders will occur as a result thereof.

  At the meetings of the Boards called for the purpose on September 16 and 17, 1997, the Board of each Registrant voted to approve the proposed Plan of Reorganization and determined that participation in the Reorganization is in the best interests of each Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the shares of Evergreen Fund and Evergreen Aggressive Growth Fund present and entitled to vote on the Proposal at the Meeting is required to approve the Reorganization for such Funds.

  The affirmative vote of the holders of a majority of the shares of Evergreen Intermediate Term Government Securities Fund voted on the Proposal at the Meeting is required to approve the Reorganization for such Fund.

  The affirmative vote of the holders of a majority of the issued and outstanding shares of the following Funds is required to approve the Reorganization for such Funds: Evergreen Income and Growth Fund, Evergreen Growth and Income Fund, Evergreen Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen American Retirement Fund, Evergreen Small Cap Equity Income Fund, Evergreen Tax Exempt Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Florida High Income Municipal Bond Fund, Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Global Leaders Fund, Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund, Evergreen Value Fund, Evergreen Utility Fund, Evergreen Short-Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund, Evergreen High Grade Tax Free Fund, Evergreen Treasury Money Market Fund, Evergreen Latin America Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Global Opportunities Fund, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Pennsylvania Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen California Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen Strategic Income Fund, Keystone High Income Bond Fund (B-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen Select Small Cap Growth Fund, Keystone International Fund Inc., and Keystone Precious Metals Holdings, Inc.

  The affirmative vote of the holders of two-thirds of the issued and outstanding shares of The Evergreen Micro Cap Fund, Inc., Evergreen Pennsylvania Tax Free Money Market Fund, and Evergreen New Jersey Tax Free Income Fund is required to approve the Reorganization for such Funds.

  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

                                    PART II

    PROPOSAL 2 -- RECLASSIFICATION AS NONFUNDAMENTAL OF THE INVESTMENT
       OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
                           CLASSIFIED AS FUNDAMENTAL

RECLASSIFICATION OF FUNDAMENTAL INVESTMENT OBJECTIVES AS NONFUNDAMENTAL

  Under the 1940 Act, a Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of a Fund's shareholders. In order to provide each Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of the Funds (other than Evergreen Omega Fund) have approved the reclassification from fundamental to nonfundamental of each Fund's investment objective. The investment objective of Evergreen Omega Fund is currently classified as nonfundamental. A nonfundamental investment objective may be changed at any time by the Trustees of a Fund without approval by the Fund's shareholders.

  For a complete description of the investment objective(s) of your Fund(s), please consult your Fund(s)' prospectuses. The reclassification from fundamental to nonfundamental will not alter any Fund's investment objective. If at any time in the future, the Trustees of a Fund approve a change in a Fund's nonfundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

  If the reclassification of any Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

RECOMMENDATION OF TRUSTEES

  The Trustees of each Registrant have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Funds' investment advisers if each Fund's fundamental investment objectives were reclassified as nonfundamental.

  At the meetings of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of each Registrant voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to nonfundamental.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to approve the reclassification of a Fund's investment objective from fundamental to nonfundamental. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.

                   PROPOSAL 3 -- CHANGES TO FUNDAMENTAL
                            INVESTMENT RESTRICTIONS

ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS (PROPOSALS 3A-3I)

  The primary purpose of Proposals 3A through 3I is to revise and standardize the Funds' fundamental investment restrictions (the "Restrictions"). The Trustees have concurred with the Funds' investment advisers' efforts to analyze the fundamental and nonfundamental investment restrictions of the Funds and, where practicable and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standardized Restrictions.

  It is not anticipated that any of the changes will substantially affect the way the Funds are currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased more broadly than many Funds' current fundamental Restrictions, the Funds will be able to respond more expeditiously to changed market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

  A listing of the proposed standardized fundamental Restrictions to be adopted by each Fund is set forth in Exhibit C to this proxy statement. A listing of the current fundamental Restrictions of each Fund is set forth in Exhibit D. Exhibit D contains an index to assist you in locating the page(s) at which your Fund(s)' current fundamental Restrictions are described. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit D by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of a Fund, the current fundamental Restriction will remain in place.

  Because of the variety of ways in which the various Funds' current fundamental Restrictions are expressed, the discussions below are general. To compare your Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit D.

  Many of the Funds' current Restrictions are accompanied by descriptive language. Such descriptive language should not be read as part of the fundamental Restriction. To the extent such descriptive language in a current Restriction does not conflict with the language in a proposed Restriction, the language will be retained but will not be considered fundamental and, as such, may be changed by the Trustees without a further shareholder vote.

  If approved by shareholders, the revised fundamental Restrictions described in Proposals 3A through 3I will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

RECLASSIFICATION OF FUNDAMENTAL RESTRICTIONS AS NONFUNDAMENTAL (PROPOSAL 3J)

  The reclassification from fundamental to nonfundamental of certain of the Funds' other current fundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because of the greater investment flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

RECOMMENDATION OF TRUSTEES

  The Trustees of each Registrant have reviewed the potential benefits associated with the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3I below) as well as the potential benefits associated with the reclassification of certain of the Funds' other fundamental Restrictions to nonfundamental (Proposal 3J).

  At the meetings of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of each Registrant voted to approve the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3I below) and the reclassification from fundamental to nonfundamental of certain of the Funds' other fundamental Restrictions (Proposal 3J below).

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to standardize the language of the Funds' fundamental Restrictions (Proposals 3A through 3I) and to approve the reclassification of other fundamental Restrictions to nonfundamental (Proposal
3J). Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.

PROPOSAL 3A: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION OF INVESTMENTS

DIVERSIFIED FUNDS

  The current fundamental Restriction of many of the Funds concerning diversification of investments provides generally that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except U.S.

government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. Most Funds apply this limitation to 75% of their total assets. The Funds express this Restriction in a variety of ways. It is proposed that shareholders approve new language standardizing this Restriction.

  Most of the Funds have elected to be "diversified" open-end management investment companies under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund. The current policy of certain diversified Funds (the "100% Funds") is more restrictive than required by the 1940 Act, since such Funds apply the foregoing tests to 100% of their assets, rather than 75% of their assets. The primary purpose of the proposed change with respect to the 100% Funds is to allow the Funds to invest in accordance with the less restrictive limits contained in the 1940 Act for diversified investment companies. The proposed change would allow the 100% Funds the flexibility to purchase larger amounts of issuers' securities when their investment adviser deems an opportunity attractive. The new policy would allow the investment policies of the 100% Funds to conform with the definition of "diversified" as it appears in the 1940 Act.

  With respect to those Funds currently applying the 1940 Act standard, the amendment of the fundamental Restriction will allow such Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Funds. Adoption of this change is not expected to materially affect the operation of the Funds.

NON-DIVERSIFIED FUNDS

  Some Funds are classified as "non-diversified". A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of assets and 10% of outstanding voting securities tests applicable to diversified Funds as described above. For those Funds that are currently non-diversified, no change other than standardized language is being proposed and, as with the diversified Funds, adoption of the change is not expected to materially affect the operation of the non-diversified Funds.

  No Fund is changing its current classification. As proposed, each Fund's fundamental Restriction regarding diversification, or non-diversification as the case may be, will be replaced with the following fundamental Restriction:

     "The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940."

PROPOSAL 3B: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING CONCENTRATION OF
           A FUND'S ASSETS IN A PARTICULAR INDUSTRY

  Most of the Funds currently have a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets (exclusive of cash and U.S. government securities) are invested in the securities of issuers in such industry. The Restrictions generally embody the SEC staff interpretation by stating that a Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. government securities, in securities of issuers in any one industry.

  Shareholders of most of the Funds are being requested to approve an amendment of the foregoing fundamental Restriction. As proposed and except for the Funds named below, each Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

     "The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments])."

  The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration for those Funds that do not concentrate their investments. Adoption of this change is not expected to materially affect the operation of the Funds.

  Certain Funds currently follow a policy of concentration. The Evergreen Utility Fund concentrates its investments in the utilities industry and Keystone Precious Metals Holdings, Inc. concentrates its investments in industries related to mining, processing or dealing in gold or other precious metals and minerals. Shareholders of these Funds are being requested to vote to amend and simplify their Funds' current Restriction concerning concentration. Shareholders of these Funds can find the proposed amended and simplified fundamental Restriction concerning concentration in Exhibit C and can find their Fund's current fundamental Restriction concerning concentration in Exhibit D.

  With respect to Evergreen Latin America Fund, see Proposal 6 below regarding a proposed amendment to the Fund's fundamental Restriction regarding concentration.

  The primary purpose of the proposed amendment is to simplify the above-named Funds' discussion of their concentration policies and allow for future investment flexibility in response to regulatory requirements without the necessity of a further shareholder vote. Adoption of the simplified fundamental Restrictions on concentration for the above-named Funds is not expected to materially affect the operation of such Funds because each Fund will continue to abide by its current concentration policy as described in Exhibit D.

PROPOSAL 3C: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING THE ISSUANCE OF
   SENIOR SECURITIES

  The Funds' current fundamental Restrictions regarding the issuance of senior securities generally state that a Fund shall not issue any senior security or state the criteria under which a security is deemed not to be a senior security.

  It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

     "Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities."

  The primary purpose of this proposed change is to standardize the Funds' fundamental Restriction regarding senior securities.

  The proposed fundamental Restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e., mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Funds would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental Restriction will facilitate investment compliance efforts on behalf of the Funds and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Funds and their shareholders.

PROPOSAL 3D: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWING

  Generally, the Funds' current fundamental Restrictions concerning borrowing state that a Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. Some Funds have more broad borrowing authority. When reviewing your Fund(s)' policies on borrowings as set forth in Exhibit D, you should also review your Fund(s)' policies on the issuance of senior securities since the topics are interrelated.

  In general, under the 1940 Act, a Fund may not borrow money, except that (i) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies, as such policies may be set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions regarding borrowing with the following fundamental
Restriction:

     "The Fund may not borrow money, except to the extent permitted by applicable law."

  If the proposal is approved, all Funds other than Evergreen American Retirement Fund will disclose that they will not engage in leveraging.

  The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

  Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Funds. However, many of the Funds' current Restrictions restrict borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Funds other than Evergreen American Retirement Fund have no current intention to purchase securities while borrowings representing more than 5% of total assets are outstanding, the flexibility to do so may be beneficial to a Fund at a future date.

PROPOSAL 3E: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING UNDERWRITING

  Each Fund is currently subject to a fundamental Restriction concerning underwriting. The Restrictions generally provide that a Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

     "The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities."

  The primary purpose of the proposed change is to clarify that the Funds are not prohibited from selling securities if, as a result of the sale, the Funds would be considered underwriters under the federal securities laws. It is also intended to standardize the Funds' fundamental Restrictions regarding underwriting. While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3F: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN REAL ESTATE

  The Funds currently have a fundamental Restriction concerning the purchase of real estate. In general, the Restrictions state that a Fund shall not purchase or sell real estate. In the opinion of management, this Restriction does not currently preclude investment in securities of issuers that deal in real estate.

  Shareholders are being asked to approve amendment of Restrictions similar to that described above. As proposed, the Funds' current fundamental Restrictions will be replaced by the following fundamental Restriction which will govern future purchases and sales of real estate:

     "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

  The primary purpose of the proposed amendment is to clarify the types of securities in which the Funds are authorized to invest and to standardize the Funds' fundamental Restriction concerning real estate.

  The proposed fundamental Restriction would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration.

  To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

  While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3G: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING COMMODITIES

  The Funds currently are subject to various fundamental Restrictions that generally provide that a Fund shall not purchase or sell commodities or commodity contracts, except that certain Funds may, for hedging purposes, buy or sell financial futures contracts and related options.

  It is proposed that shareholders approve replacing the current fundamental Restrictions with the following fundamental Restriction concerning commodities:

     "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act."

  The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures. Certain Funds currently have the ability to invest in financial futures. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

  Investment in futures contracts and related options may not be appropriate for all Funds. If the proposed amendment is approved, the Funds and their investment advisers will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a Fund-by-Fund basis.

  While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed fundamental Restriction will advance the goals of standardization.

PROPOSAL 3H: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
LENDING

  The Funds' current fundamental Restrictions concerning lending state generally that a Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Funds' current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation passed last year, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

  It is proposed that shareholders approve the replacement of the foregoing fundamental Restriction with the following amended fundamental Restriction concerning lending:

     "The Fund may not make loans to other persons, except that the Fund may lends its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan."

  The proposal is not expected to materially affect the operation of the Funds. However, the proposed Restriction would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

  The adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

PROPOSAL 3I: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING INVESTMENT IN
             FEDERALLY TAX EXEMPT SECURITIES

  This proposed change applies only to the following Funds: Evergreen Tax Exempt Money Market Fund, Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Pennsylvania Tax Free Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen High Grade Tax Free Fund, Evergreen Tax Strategic Foundation Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund, Evergreen New Jersey Tax Free Income Fund, Evergreen Massachusetts Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen Pennsylvania Tax Free Fund, Evergreen California Tax Free Fund, and Evergreen Missouri Tax Free Fund.

  The 1940 Act provides, in effect, that a mutual fund cannot use a name or title which may be deceptive or misleading. If a fund's name suggests a certain type of investment policy, its name should be consistent with its statement of policy. The SEC staff has taken the position that if a mutual fund's name implies that its distributions will be exempt from federal income taxation it should have a fundamental policy requiring that during periods of normal market conditions either (i) the fund's assets will be invested so that at least 80% of the income will be tax-exempt or (ii) the fund will have at least 80% of its net assets invested in tax-exempt securities. While expressed in a variety of ways, each of the Funds listed above currently has a fundamental policy complying with the foregoing requirement.

  If the Fund's name implies that its distributions will be exempt from federal income taxation, it is proposed that shareholders of the above-named Funds approve replacing such Funds' current fundamental Restrictions regarding the foregoing 80% test with the following fundamental Restriction:

     "The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names."

  This proposed fundamental Restriction, if adopted by shareholders, will permit a Fund to respond to changed market, industry or regulatory requirements without the delay and expense of the solicitation of shareholder approval. Adoption of the proposed change is not expected to materially affect the operation of the Funds and the Funds will continue to follow applicable SEC staff guidelines as embodied in the applicable Funds' current fundamental Restrictions. The above-named Funds' current fundamental Restrictions in this regard may be found in Exhibit D.

PROPOSAL 3J: RECLASSIFICATION AS NONFUNDAMENTAL OF ALL CURRENT FUNDAMENTAL
             RESTRICTIONS OTHER THAN THE FUNDAMENTAL RESTRICTIONS DESCRIBED IN THE FOREGOING PROPOSALS 3A THROUGH 3I.

  Like all mutual funds, when the Funds were established the Trustees adopted certain investment Restrictions that would govern the efforts of the Funds' investment advisers in seeking the Funds' respective investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Funds' investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

  The Funds' fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time a Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 3A through 3H above be classified as fundamental and certain SEC staff guidelines require Proposal 3I to be classified as fundamental. As a result, this Proposal 3J proposes to reclassify as nonfundamental all current fundamental Restrictions of certain Funds other than the fundamental Restrictions discussed in the foregoing Proposals 3A through 3I.

  Nonfundamental Restrictions may be changed or eliminated by a Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit D by an "R", which stands for "To be Reclassified." You will find the page(s) in which your Fund's(s') Restrictions are described in the index at the beginning of Exhibit D.

  None of the proposed changes will alter any Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because the Funds will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

                                   PART III

PROPOSAL 4 -- AMENDMENT TO THE INVESTMENT OBJECTIVE OF EVERGREEN INSTITUTIONAL
  TAX EXEMPT MONEY MARKET FUND, EVERGREEN PENNSYLVANIA TAX FREE MONEY MARKET
             FUND, AND EVERGREEN TAX EXEMPT MONEY MARKET FUND

  The Boards of Trustees of Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Pennsylvania Tax Free Money Market Fund, and Evergreen Tax Exempt Money Market Fund have proposed amending each Fund's investment objective to permit each Fund to invest without limit in obligations subject to the Federal alternative minimum tax. If the change in investment objective is approved, the respective Board has approved a change in the name of the Fund respectively from Evergreen Institutional Tax Exempt Money Market Fund to Evergreen Select Municipal Money Market Fund, from Evergreen Pennsylvania Tax Free Money Market Fund to Evergreen Pennsylvania Municipal Money Market Fund, and from Evergreen Tax Exempt Money Market Fund to Evergreen Municipal Money Market Fund.

  Each Fund has a substantially similar investment objective of seeking high current income exempt from Federal income tax, and in the case of the Evergreen Pennsylvania Tax Free Money Market Fund, exempt from Pennsylvania personal income taxes. Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent a Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, each of the Funds currently invests at least 80% of its net assets in municipal obligations, the interest from which is not subject to the Federal alternative minimum tax.

  The Board of each applicable Registrant believes that it would be advantageous to shareholders to permit the respective Fund to invest without limit in obligations subject to the Federal alternative minimum tax. Obligations subject to the Federal alternative minimum tax generally provide a higher rate of return than obligations not subject to the Federal alternative minimum tax. As a result, the proposed change could result in enhanced yields for the Funds. In addition, since relatively few people are subject to the federal alternative minimum tax it is not expected that the proposed change will negatively affect the vast majority of shareholders.

  If shareholders approve the proposed change to amend the investment objective of the Funds named above, under normal circumstances it is anticipated that each Fund will invest its assets so that at least 80% of its annual interest income is exempt from Federal income tax other than the Federal alternative minimum tax.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to approve Proposal 4. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES OF EACH APPLICABLE REGISTRANT RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4.

          PROPOSAL 5 -- AMENDMENT TO THE INVESTMENT OBJECTIVE OF
                         EVERGREEN LATIN AMERICA FUND

  The Trustees of Evergreen Latin America Fund have proposed amending the Fund's investment objective to permit the Fund to invest without limit in securities of issuers located in Latin America. If the change in investment objective is approved, the Fund would no longer be required to invest a percentage of its assets in securities of issuers in the United States and Canada.

  The Fund's current primary investment objective is long term growth of capital through investments in equity and fixed income securities of North America (the United States and Canada) and Latin America. As a secondary objective, the Fund seeks current income. The Fund's investment objectives are fundamental and may not be changed without shareholder approval.

  Under normal circumstances, the Fund invests at least 65% of its assets in securities of issuers in Latin America. The Fund ordinarily maintains investments in at least three Latin American countries. The Fund deems Latin America to include Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. An issuer is deemed to be in Latin America if it is organized under the laws of a country within that region; its principal securities trading market is in that region; it derives at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in that region; or it has at least 50% of its assets located in the region.

  If shareholders approve the proposed change, the Fund's investment objectives would be amended to provide that the Fund's primary investment objective is "long term growth of capital through investments in equity and fixed income securities of issuers located in Latin America." The Trustees believe that the amended investment objective better reflects the Fund's emphasis of investing in Latin America and the Fund's name change from Keystone Fund of the Americas. While investments in Latin America's emerging market present strong long term growth potential, such investments are subject to special risks, such as political and economic uncertainties, fluctuating currency exchange rates, less-regulated securities markets and different legal standards. If the change in investment objective is approved, the Fund will continue to be permitted to invest up to 35% of its assets in securities of United States and Canadian issues.

REQUIRED VOTE

  The affirmative vote of the holders a majority of the outstanding voting securities of Evergreen Latin America Fund is required to approve Proposal 5. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES OF EVERGREEN LATIN AMERICA FUND RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 5.

        PROPOSAL 6 -- AMENDMENT TO THE FUNDAMENTAL RESTRICTION OF
                   EVERGREEN LATIN AMERICA FUND RELATING TO
                            INDUSTRY CONCENTRATION

  The Trustees of Evergreen Latin America Fund also have proposed amending the Fund's investment restriction relating to industry concentration. The Fund's current investment restriction states that it may not invest 25% or more of its total assets (taken at market value) in securities of issuers in a particular industry or group or related industries, including a foreign government, except United States government securities. If shareholders approve the proposed amendment, the Fund's investment restriction regarding industry concentration would be amended to provide that the Fund "will invest in the aggregate more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in the energy, telecommunications, and utility industries."

  It is the position of the staff of the SEC that investment (including holdings of debt securities) of more than 25% of the value of a mutual fund's assets in any one industry represents concentration. If the investment company intends to concentrate in a particular industry or group of industries it is required to specify the industry or group of industries in which it will concentrate. If a mutual fund desires to change a policy of concentration, the 1940 Act requires that shareholder approval of a new policy must be obtained.

  If approved by shareholders, the proposal would require that the Fund in the aggregate invest at least 25% of its assets in issuers in the telecommunications, energy, and utility industries. The Trustees believe that it would be advantageous to shareholders to permit the Fund to concentrate its investments in the industries specified above. The specified industries represent a proportionately larger percentage of Latin American issuers than the same industries in the United States. Certain issuers in the specified industries were formed from former government monopolies that have recently been privatized and may represent attractive investment opportunities. As a result of the Fund's investment concentration in the specified industries, however, if the proposal is approved, the Fund would be subject to the risks of investment in the specified industries to a greater degree than if the Fund did not concentrate its investments as proposed.

  In general, some of the risks associated with the utility industry include difficulties in earning adequate returns on investments despite frequent rate increases, restrictions on operations and increased costs and delays due to governmental regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

  Energy companies include the conventional areas of oil, gas, electricity and coal, as well as new sources of energy such as geothermal, nuclear, shale and solar power. These companies include those that produce, transmit, market or measure energy, as well as those companies involved in exploring for new sources of energy. In general, securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects and tax or other governmental regulatory policies.

  Telecommunications companies include companies engaged in the development, manufacture, or sale of communications services or equipment. They may range from traditional local and long distance telephone service or equipment providers, to companies involved in new technologies. Telecommunications companies are often subject to government regulation governing rates of return and services that may be offered. Companies in the industry often compete fiercely for market share.

REQUIRED VOTE

  The affirmative vote of the holders of a majority of the outstanding voting securities of Evergreen Latin America Fund is required to approve Proposal 6. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting if the holders of more that 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

  THE TRUSTEES OF EVERGREEN LATIN AMERICA FUND RECOMMEND THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 6.

                   VOTING INFORMATION CONCERNING THE MEETING

  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting for the following Funds: Evergreen Fund, Evergreen Aggressive Growth Fund, Evergreen Income and Growth Fund, Evergreen Growth and Income Fund, Evergreen Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen American Retirement Fund, Evergreen Small Cap Equity Income Fund, Evergreen Tax Exempt Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Florida High Income Municipal Bond Fund, Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Global Leaders Fund, Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen Pennsylvania Tax Free Money Market Fund, Evergreen New Jersey Tax Free Income Fund, Evergreen Latin America Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Pennsylvania Tax

Free Fund, Evergreen New York Tax Free Fund, Evergreen California Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen Strategic Income Fund, Keystone High Income Bond Fund (B-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1), Evergreen Select Adjustable Rate Fund, Evergreen Select Small Cap Growth Fund, and Keystone Precious Metals Holdings, Inc.

  The holders of one-third of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of The Evergreen MicroCap Fund, Inc.

  The holders of one-fourth of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the following Funds: Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund, Evergreen Value Fund, Evergreen Utility Fund, Evergreen Short-Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund, Evergreen High Grade Tax Free Fund, Evergreen Treasury Money Market Fund, Evergreen Global Opportunities Fund, and Keystone International Fund Inc.

  If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the appropriate Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby described in Part I of this proxy statement and FOR the proposals described in Parts II and III of this proxy statement.

  Each full share outstanding as of the Record Date is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each Fund outstanding as of the close of business on the Record Date is set forth in Exhibit E.

  Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of First Union National Bank, its affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by the Funds to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481 extension 404 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. The Funds believe that this telephonic voting system complies with applicable law and have reviewed opinions of counsel to that effect.

  If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this proxy statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

  In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  Except for Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., no Fund is required or intends to hold annual or other periodic meetings of shareholders except as may be required by the 1940 Act. If the Reorganization is not approved by shareholders of a Fund, the next meeting of the shareholders of such Fund will be held at such time as the Board may determine or as may be legally required. If any change proposed in Parts II and III of this proxy statement is not approved by shareholders of a Fund, the current restriction, limitation or policy will remain in place as to such Fund. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

  NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                            ADDITIONAL INFORMATION

PAYMENT OF EXPENSES

  Each Fund will pay its proportionate share of expenses of the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

  It is expected that the cost of retaining SCC to assist in the proxy solicitation process will not exceed $909,000, which cost will be allocated among the Funds pro rata based on their respective net assets.

BENEFICIAL OWNERSHIP

  Exhibit F contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares, as of September 30, 1997. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than one percent of each Fund's outstanding Shares.

  The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, and/or on records of Evergreen Service Company.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Evergreen Service Company at 200 Berkeley Street, Boston, Massachusetts 02116-5034 or (800) 343-2898.

                                OTHER BUSINESS

  The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

  EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.

October 1997

                                   EXHIBIT A

        [FORM OF AGREEMENT AND PLAN OF CONVERSION AND TERMINATION]

  AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated as of       , 1997
(the "Agreement"), between [Name of Original Fund], a [Massachusetts business trust, Pennsylvania common law trust or New York, Delaware or Maryland corporation] having an office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Original Fund") and [Name of Successor Trust], a Delaware business trust having an office at 200 Berkeley Street, Boston, Massachusetts 02116.

  WHEREAS, the Board of [Directors] Trustees of the Original Fund and the Board of Trustees of the Successor Trust have determined that it is in the best interests of the Original Fund and the Successor Trust, respectively, that the assets of the Original Fund be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable laws of the state of organization of the Original Fund and the State of Delaware; and

  WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

  NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

  1. PLAN OF EXCHANGE.

  (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets of each of its series (collectively, the "Funds" and each individually, a "Fund"), including all securities and cash held by each Fund (subject to the liabilities of each such Fund) to a corresponding series of the Successor Trust (collectively, the "Successor Funds" and each individually, a "Successor Fund"), and each such Successor Fund shall acquire all of the assets of each corresponding Fund (subject to the liabilities of each such Fund) in exchange for full and fractional shares of beneficial interest of such Successor Fund, $.001 par value per share (the "Fund Shares"), to be issued by the Successor Trust, having, in the case of each Successor Fund, an aggregate net asset value equal to the value of the net assets of the corresponding Fund acquired. The value of the assets of each of the Funds and the net asset value per share of the Fund Shares of each of the Successor Funds shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of each Fund's assets set forth in the Successor Fund's organizational document and the then-current prospectus and statement of additional information for each Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Successor Trust shall credit the Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Funds. With respect to any Fund that offers more than one class of shares as of the Exchange Date, the exchange transaction described above will involve the delivery of shares of classes relative to the corresponding class of each such class, respectively. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Fund. Notwithstanding anything expressly or by implication set forth herein (but without limiting the rights of the governing Boards of the Original Fund and Successor Trust under Section 8 hereof), this Agreement, and the transactions contemplated herein, shall be deemed to apply to each Fund as to which the condition precedent set forth in
Section 6(a) hereof shall have been satisfied and its corresponding Successor Fund, and shall not apply to any Fund (or its corresponding Successor Fund) as to which such condition precedent shall not have been satisfied.

  (b) Delivery of the assets of each of the Funds to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the

Successor Trust and the Successor Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Funds. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to each Successor Fund corresponding to the Fund from which, or on the account of which, the assets were transferred.

  (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from any Fund to the corresponding Successor Fund hereunder and to the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from any Fund to the corresponding Successor Fund hereunder, and the Successor Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Fund. All such assets shall be deemed included in assets transferred to the Funds on the Exchange Date and shall not be separately valued.

  (d) The Valuation Date shall be December 19, 1997, or such earlier or later date as may be mutually agreed upon by the parties.

  (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Fund Shares of each of the Successor Funds received by it among the shareholders of each corresponding Fund in proportion to the number of shares each such shareholder holds in each such Fund and, upon the effecting of such a distribution on behalf of all of the Funds, the Original Fund will dissolve and terminate. After an Exchange Date, a Fund which has been the subject of the exchange transactions on such Exchange Date shall not conduct any business except in connection with its dissolution and termination.

  2. THE ORIGINAL FUND'S REPRESENTATIONS AND WARRANTIES. The Original Fund represents and warrants to and agrees with the Successor Trust as follows:

  (a) The Original Fund is duly organized, validly existing and in good standing under the laws of the state of its organization and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

  (b) The Original Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

  (c) Except as shown on the audited financial statements of each Original Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Original Fund's and each Fund's business since then, neither the Original Fund nor any Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Original Fund or any Fund.

  (d) On the Exchange Date, the Original Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

  3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Fund as follows:

  (a) The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

  (b) The Successor Trust is registered or will register as an open-end management investment company and adopt the Registration Statement of the Original Fund, for purposes of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act.

  (c) Neither the Successor Trust nor any Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Successor Trust or any Successor Fund.

  (d) At the Exchange Date, the Fund Shares to be issued to the Original Fund (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Successor Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

  4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

  (a) The Original Fund shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

  (b) As of the Exchange Date, all representations and warranties of the Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  (c) For each Fund, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

  5. THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of the Original Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

  6. THE SUCCESSOR TRUST'S AND THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Fund hereunder as to any particular Fund and its corresponding Successor Fund shall be subject to the following conditions:

  (a) This Agreement and the transactions contemplated hereby shall have been approved by the vote required by applicable law.

  (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

  (c) The Successor Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

  (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

  Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund.

  7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Fund and each Trustee or Director of the Original Fund: (i) to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses referred to in the indemnification provisions of the Original Fund's organizational documents, to the extent provided therein, incurred by any Trustee or Director of the Original Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

  8. TERMINATION OF AGREEMENT. As to any Fund and its corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Original Fund or the Board of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Fund or the Board of the Successor Trust, make proceeding with this Agreement inadvisable. In making any such determination as to any Fund and its corresponding Successor Fund, the respective Boards may consider, among other factors, whether approval has been rendered by shareholders of all (or only some) of the Funds.

  As to any Fund and its corresponding Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Successor Trust or the Trustees, officers or shareholders of the Original Fund, in respect of this Agreement.

  9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Original Fund, and any of the conditions set forth in Section 5 may be waived by the Board of the Successor Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Original Fund and Successor Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

  10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

  11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Fund, shall be governed and construed in accordance with the laws of the state of organization of the Original Fund without giving effect to principles of conflict of laws.

  12. CAPACITY OF TRUSTEES, ETC. With respect to the Original Fund, if organized as a trust, the names refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Original Fund's state of organization, which is hereby referred to and is also on file at the principal office of the Original Fund. The obligations of the Original Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Fund personally, but bind only the trust property, and all persons dealing with any Fund of the Original Fund must look solely to the trust property belonging to such Fund for the enforcement of any claims against the Original Fund.

  13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

  IN WITNESS WHEREOF, the Original Fund and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.

                                            [Original Fund]

ATTEST:
       ----------------------------       By:
                                             ---------------------------------
                                            Title:

                                            [Successor Trust]

ATTEST:                                   By:
       ----------------------------          ---------------------------------
                                            Title:

                                   EXHIBIT B

            FOR KEYSTONE INTERNATIONAL FUND INC. (THE "FUND") ONLY

                        BUSINESS CORPORATION LAW OF THE
                         COMMONWEALTH OF MASSACHUSETTS

  Chapter 156B, (S)86 provides that if a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in section eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

  If the proposed Reorganization is approved by the stockholders at the Meeting and effected by the Fund, any stockholder (1) who files with the Fund before the taking of the vote on the approval of such action, written objection to the proposed action stating that he or she intends to demand payment for his or her shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the Fund or the Successor Fund within twenty days after the date of mailing to him or her of notice in writing that the corporate action has become effective, payment for his or her shares and an appraisal of the value thereof. The Fund and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.

                                   EXHIBIT C

                PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS

1.DIVERSIFICATION OF INVESTMENTS

  The Fund may not make any investment inconsistent with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940.

2.CONCENTRATION OF A FUND'S ASSETS IN A PARTICULAR INDUSTRY (ALL FUNDS OTHER
  THAN THOSE LISTED BELOW)

  The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities [or in the case of Money Market Funds domestic bank money instruments]).


  FOR EVERGREEN UTILITY FUND

  The Fund will concentrate its investments in the utilities industry.

  FOR KEYSTONE PRECIOUS METALS HOLDINGS, INC.

  The Fund will concentrate its investments in industries related to the mining, processing or dealing in gold or other precious metals and minerals.

3.ISSUANCE OF SENIOR SECURITIES

  Except as permitted under the Investment Company Act of 1940, the Fund may not issue senior securities.

4.BORROWING

  The Fund may not borrow money, except to the extent permitted by applicable law.

5.UNDERWRITING

  The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

6.INVESTMENT IN REAL ESTATE

  The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.COMMODITIES

  The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.LENDING

  The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

9.INVESTMENT IN FEDERALLY TAX EXEMPT SECURITIES (EVERGREEN TAX EXEMPT MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, EVERGREEN PENNSYLVANIA TAX FREE MONEY MARKET FUND, EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND, EVERGREEN TAX STRATEGIC FOUNDATION FUND, EVERGREEN HIGH GRADE TAX FREE FUND, EVERGREEN GEORGIA MUNICIPAL BOND FUND, EVERGREEN NORTH CAROLINA MUNICIPAL BOND FUND, EVERGREEN SOUTH CAROLINA MUNICIPAL BOND FUND, EVERGREEN VIRGINIA MUNICIPAL BOND FUND, EVERGREEN NEW JERSEY TAX FREE INCOME FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND, EVERGREEN PENNSYLVANIA TAX FREE FUND, EVERGREEN CALIFORNIA TAX FREE FUND, AND EVERGREEN MISSOURI TAX FREE FUND ONLY)

  The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax- exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

                                   EXHIBIT D

                                     INDEX
                                EVERGREEN FUNDS

                                                                         PAGE D-
                                                                         -------
I.Equity Funds
  Evergreen Fund........................................................     3
  The Evergreen Micro Cap Fund, Inc.....................................     6
  Evergreen Aggressive Growth Fund......................................     8
  Evergreen Growth and Income Fund......................................    10
  Evergreen Utility Fund................................................    13
  Evergreen Small Cap Equity Income Fund................................    15
  Evergreen Income and Growth Fund......................................    17
  Evergreen Value Fund..................................................    20
II.Bond Funds
  Evergreen U.S. Government Fund........................................    22
  Evergreen Short-Intermediate Bond Fund................................    24
  Evergreen Intermediate-Term Government Securities Fund................    27
III.Balanced Funds
  Evergreen Foundation Fund.............................................    30
  Evergreen Tax Strategic Foundation Fund...............................    33
  Evergreen American Retirement Fund....................................    35
IV.International/Global Funds
  Evergreen Emerging Markets Growth Fund................................    38
  Evergreen International Equity Fund...................................    40
  Evergreen Global Leaders Fund.........................................    42
V.Money Market
  Evergreen Money Market Fund...........................................    44
  Evergreen Tax Exempt Money Market Fund................................    47
  Evergreen Treasury Money Market Fund..................................    50
  Evergreen Institutional Money Market Fund.............................    52
  Evergreen Institutional Treasury Money Market Fund....................    54
  Evergreen Institutional Tax Exempt Money Market Fund..................    55
  Evergreen Pennsylvania Tax Free Money Market Fund.....................    57
VI.Municipal (Tax Free) Funds
  Evergreen Georgia Municipal Bond Fund.................................    60
  Evergreen North Carolina Municipal Bond Fund..........................    62
  Evergreen South Carolina Municipal Bond Fund..........................    64
  Evergreen Virginia Municipal Bond Fund................................    66
  Evergreen Florida High Income Municipal Bond Fund.....................    68
  Evergreen New Jersey Tax Free Income Fund.............................    71
  Evergreen Short-Intermediate Municipal Fund...........................    74
  Evergreen High Grade Tax Free Fund....................................    77

                      EVERGREEN (FORMERLY KEYSTONE) FUNDS

                                                                        PAGE D-
                                                                        -------
I.Equity Funds
  Evergreen Natural Resources Fund (formerly Keystone Global Resources
   and Development Fund)...............................................    80
  Keystone Growth and Income Fund (S-1)................................    82
  Evergreen Select Small Cap Growth Fund (formerly Keystone
   Institutional Small Capitalization Growth Fund).....................    84
  Evergreen (formerly Keystone) Omega Fund.............................    86
  Keystone Precious Metals Holdings, Inc...............................    89
  Keystone Strategic Growth Fund (K-2).................................    92
II.Bond Funds
  Keystone High Income Bond Fund (B-4).................................    94
  Evergreen Select (formerly Keystone) Capital Preservation and Income
   Fund................................................................    96
  Evergreen Select (formerly Keystone Institutional) Adjustable Rate
   Fund................................................................    98
  Evergreen (formerly Keystone) Strategic Income Fund..................   100
III.Balanced Funds
  Evergreen (formerly Keystone) Fund for Total Return..................   102
IV.International/Global Funds
  Evergreen Latin America Fund (formerly Keystone Fund of the
   Americas)...........................................................   104
  Evergreen (formerly Keystone) Global Opportunities Fund..............   106
  Keystone International Fund Inc......................................   108
V.Municipal (Tax Free) Funds
  Evergreen (formerly Keystone) Massachusetts Tax Free Fund............   110
  Evergreen (formerly Keystone) New York Tax Free Fund.................   110
  Evergreen (formerly Keystone) Pennsylvania Tax Free Fund.............   110
  Evergreen (formerly Keystone) California Tax Free Fund...............   113
  Evergreen (formerly Keystone) Missouri Tax Free Fund.................   113

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    EVERGREEN FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its net
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities. The Fund may not purchase
                               more than 10% of any class of securities of any
                               one issuer other than the U.S. government and
                               its agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not concentrate its investments in
      (S)                      any one industry, except that the Fund may
                               invest up to 25% of its total net assets in any
                               one industry; provided, that this limitation
                               shall not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities.
                               For purposes of this restriction, utility
                               companies, gas, electric, water and telephone
                               companies will be considered separate
                               industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing"
      SECURITIES
      (S)

      TOPIC                    EVERGREEN FUND
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow except as a temporary
      REVERSE REPURCHASE       measure for extraordinary or emergency purposes.
      AGREEMENTS)              The proceeds from borrowings may be used to
      (S)                      facilitate redemption requests which might
                               otherwise require the untimely disposition of
                               portfolio securities. The Fund may not borrow
                               money except from banks as a temporary measure
                               for extraordinary or emergency purposes (i) on
                               an unsecured basis, subject to the requirements
                               that the value of the Fund's assets, including
                               the proceeds of borrowings, does not at any time
                               become less than 300% of the Fund's
                               indebtedness; provided, however, that if the
                               value of the Fund's assets becomes less than
                               such amount, the Fund will reduce its borrowings
                               within three business days so that the value of
                               the Fund's assets will be at least 300% of its
                               indebtedness, or (ii) may make such borrowings
                               on a secured basis, provided that the aggregate
                               amount of such borrowings shall not exceed 5% of
                               the value of its total net assets at the time of
                               any such borrowing, or mortgage, pledge or
                               hypothecate its assets, except in an amount not
                               exceeding 15% of its total net assets taken at
                               cost to secure such borrowing.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers.
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, including accrued
                               interest, provided that the aggregate amount of
                               such loans shall not exceed 30% of the Fund's
                               net assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest more than 5% of its net
      (R)                      assets in securities of unseasoned issuers that
                               have been in continuous operation for less than
                               three years, including operating periods of
                               their predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------

      TOPIC                    EVERGREEN FUND
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      unless, at the time of each such sale and
                               thereafter while a short position exists, the
                               Fund owns an equal amount of securities of the
                               same issue or owns securities which, without
                               payment by the Fund of any consideration, are
                               convertible into, or are exchangeable for, an
                               equal amount of securities of the same issue
                               (and provided that transactions in futures
                               contracts and options are not deemed to
                               constitute selling securities short).
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by the Fund
                               of initial or variation margin in connection
                               with financial futures contracts or related
                               options transactions is not considered the
                               purchase of a security on margin.
-------------------------------------------------------------------------------
  13. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of the Fund or its
                               investment adviser individually owns or would
                               own, directly or beneficially, more than 1/2 of
                               1% of the securities of such issuer, and (ii) in
                               the aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities.
-------------------------------------------------------------------------------
  14. WARRANTS                 The Fund may not invest more than 5% of its net
      (R)                      assets in warrants, and, of this amount, no more
                               than 2% of the Fund's total net assets may be
                               invested in warrants that are listed on neither
                               the New York nor the American Stock Exchange.
-------------------------------------------------------------------------------
  15. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)
-------------------------------------------------------------------------------
  16. JOINT TRADING            The Fund may not participate on a joint or joint
      (R)                      and several basis in any trading account in any
                               securities. (A Fund's "bunching" of orders for
                               the purchase or sale of portfolio securities
                               with its investment adviser or accounts under
                               its management to reduce brokerage commissions,
                               to average prices among them or to facilitate
                               such transactions is not considered a trading
                               account in securities for purposes of this
                               restriction).
-------------------------------------------------------------------------------
  17. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof, except
                               that the Fund is authorized to write covered
                               call options on portfolio securities and to
                               purchase call options in closing purchase
                               transactions, provided that (i) such options are
                               listed on a national securities exchange, (ii)
                               the aggregate market value of the underlying
                               securities does not exceed 25% of the Fund's
                               total net assets, taken at current market value
                               on the date of any such writing, and (iii) the
                               Fund retains the underlying securities for so
                               long as call options written against them make
                               the shares subject to transfer upon the exercise
                               of any options.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    MICRO CAP FUND, INC.
--------------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its net assets,
      (S)                      at the time of the investment in question, in the
                               securities of any one issuer other than the U.S.
                               government and its agencies or instrumentalities. The
                               Fund may not purchase more than 10% of any class of
                               securities of any one issuer other than the U.S.
                               government and its agencies or instrumentalities.
--------------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not concentrate its investments in any one
      (S)                      industry, except that the Fund may invest up to 25% of
                               its total net assets in any one industry; provided,
                               that this limitation shall not apply with respect to
                               the Fund, to obligations issued or guaranteed by the
                               U.S. government or its agencies or instrumentalities.
                               For purposes of this restriction, utility companies,
                               gas, electric, water and telephone companies will be
                               considered separate industries.
--------------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not issue senior securities, as defined in
      SECURITIES               the Investment Company Act of 1940, as amended, except
      (S)                      insofar as the Fund may be deemed to have issued a
                               senior security by reason of borrowing money in
                               accordance with the "Borrowing" restrictions.
--------------------------------------------------------------------------------------
  4.  BORROWING (REVERSE       The Fund may not borrow money except as a temporary
      REPURCHASE AGREEMENTS)   measure for extraordinary or emergency purposes. The
      (S)                      proceeds from borrowings may be used to facilitate
                               redemption requests which might otherwise require the
                               untimely disposition of portfolio securities. The Fund
                               may not borrow money except from banks as a temporary
                               measure to facilitate redemption requests which might
                               otherwise require the untimely disposition of portfolio
                               investments and for extraordinary or emergency purposes
                               provided that the aggregate amount of such borrowings
                               shall not exceed 5% of the value of the Fund's total
                               net assets at the time of any such borrowing, or
                               mortgage, pledge or hypothecate its assets, except in
                               an amount sufficient to secure any such borrowing.
--------------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of underwriting
      OF OTHER ISSUERS         the securities of other issuers.
      (S)
--------------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in real
      (S)                      estate or interests in real estate, except that the
                               Fund may purchase, sell or invest in marketable
                               securities of companies holding real estate or
                               interests in real estate, including real estate
                               investment trusts.
--------------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.
--------------------------------------------------------------------------------------

      TOPIC                    MICRO CAP FUND, INC.
--------------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other persons,
      (S)                      except through the purchase of a portion of an issue of
                               debt securities publicly distributed or the entering
                               into of repurchase agreements. The Fund may not lend
                               its portfolio securities, unless the borrower is a
                               broker, dealer or financial institution that pledges
                               and maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the U.S.
                               government having a value at all times not less than
                               100% of the current market value of the loaned
                               securities, including accrued interest, provided that
                               the aggregate amount of such loans shall not exceed 30%
                               of the Fund's net assets.
--------------------------------------------------------------------------------------
  9.  SHORT SALES              The Fund may not make short sales of securities unless,
      (R)                      at the time of each such sale and thereafter while a
                               short position exists, the Fund owns an equal amount of
                               securities of the same issue or owns securities which,
                               without payment by the Fund of any consideration, are
                               convertible into, or are exchangeable for, an equal
                               amount of securities of the same issue (and provided
                               that transactions in futures contracts and options are
                               not deemed to constitute selling securities short).
--------------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin, except
      (R)                      that the Fund may obtain such short-term credits as may
                               be necessary for the clearance of transactions. A
                               deposit or payment by the Fund of initial or variation
                               margin in connection with financial futures contracts
                               or related options transactions is not considered the
                               purchase of a security on margin.
--------------------------------------------------------------------------------------
  11. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the securities of
      OWNERSHIP OF SHARES      any issuer if (i) one or more officers or Directors of
      (R)                      the Fund or its investment adviser individually owns or
                               would own, directly or beneficially, more than 1/2 of
                               1% of the securities of such issuer, and (ii) in the
                               aggregate, such persons own or would own, directly or
                               beneficially, more than 5% of such securities.
--------------------------------------------------------------------------------------
  12. WARRANTS                 The Fund may not invest more than 5% of its net assets
      (R)                      in warrants, and, of this amount, no more than 2% of
                               each Fund's total net assets may be invested in
                               warrants that are listed on neither the New York nor
                               the American Stock Exchange.
--------------------------------------------------------------------------------------
  13. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in interests
      OTHER MINERAL            in oil, gas or other mineral exploration or development
      EXPLORATION OR           programs.
      DEVELOPMENT PROGRAMS
      (R)
--------------------------------------------------------------------------------------
  14. JOINT TRADING            The Fund may not participate on a joint or joint and
      (R)                      several basis in any trading account in any securities.
                               (A Fund's "bunching" of orders for the purchase or sale
                               of portfolio securities with its investment adviser or
                               accounts under its management to reduce brokerage
                               commissions, to average prices among them or to
                               facilitate such transactions is not considered a
                               trading account in securities for purposes of this
                               restriction).
--------------------------------------------------------------------------------------
  15. OPTIONS                  The Fund may not write, purchase or sell put or call
      (R)                      options, or combinations thereof.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of a Fund's total assets may be
                               invested without regard to such 5% limitation.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not concentrate its investments in
      (S)                      any one industry, except that the Fund may
                               invest up to 25% of its total net assets in any
                               one industry; provided, that this limitation
                               shall not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities.
                               For purposes of this restriction, utility
                               companies, gas, electric, water and telephone
                               companies will be considered separate
                               industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing"
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (REVERSE       The Fund may not borrow money except as a
      REPURCHASE AGREEMENTS)   temporary measure for extraordinary or emergency
      (S)                      purposes. The proceeds from borrowings may be
                               used to facilitate redemption requests which
                               might otherwise require the untimely disposition
                               of portfolio securities. The Fund may not borrow
                               money except on an unsecured basis up to 25% of
                               its net assets, subject to the requirements that
                               the value of the Fund's assets, including the
                               proceeds of borrowings, does not at any time
                               become less than 300% of the Fund's
                               indebtedness; provided, however, that if the
                               value of the Fund's assets becomes less than
                               such amount, the Fund will reduce its borrowings
                               within three business days so that the value of
                               the Fund's assets will be at least 300% of its
                               indebtedness.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers.
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------

      TOPIC                    AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      physical commodities unless acquired as a result
                               of ownership of securities or other instruments
                               (but this shall not prevent a Fund from
                               purchasing or selling options and futures
                               contracts or from investing in securities or
                               other instruments backed by physical
                               commodities).
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, including accrued
                               interest, provided that the aggregate amount of
                               such loans shall not exceed 30% of the Fund's
                               net assets.
-------------------------------------------------------------------------------
  9.  INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                     GROWTH AND INCOME FUND
---------------------------------------------------------------------------
  1.  DIVERSIFICATION           The Fund may invest more than 5% of its net
      (S)                       assets, at the time of the investment in
                                question, in the securities of any one
                                issuer other than the U.S. government and
                                its agencies or instrumentalities. The Fund
                                may not purchase more than 10% of any class
                                of securities of any one issuer other than
                                the U.S. government and its agencies or
                                instrumentalities.
---------------------------------------------------------------------------
  2.  CONCENTRATION             The Fund may not concentrate its
      (S)                       investments in any one industry, except
                                that each Fund may invest up to 25% of its
                                total net assets in any one industry.
---------------------------------------------------------------------------
  3.  ISSUING SENIOR SECURITIES The Fund may not issue senior securities,
      (S)                       as defined in the Investment Company Act of
                                1940, except that this restriction shall
                                not be deemed to prohibit the Fund from (i)
                                making any permitted borrowings, mortgages
                                or pledges, (ii) lending its portfolio
                                securities, or (iii) entering into
                                permitted repurchase transactions.
---------------------------------------------------------------------------
  4.  BORROWING (INCLUDING      The Fund may not borrow money except from
      REVERSE REPURCHASE        banks as a temporary measure for
      AGREEMENTS)               extraordinary or emergency purposes,
      (S)                       provided that the aggregate amount of such
                                borrowings shall not exceed 5% of the value
                                of the Fund's total assets at the time of
                                such borrowing; or mortgage, pledge or
                                hypothecate its assets, except in an amount
                                not exceeding 15% of its assets taken at
                                cost to secure such borrowing.
---------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES   The Fund will not underwrite any issue of
      OF OTHER ISSUERS          securities except as they may be deemed an
      (S)                       underwriter under the Securities Act of
                                1933 in connection with the sale of
                                securities in accordance with their
                                investment objective, policies and
                                limitations.
---------------------------------------------------------------------------
  6.  REAL ESTATE               The Fund may not purchase, sell or invest
      (S)                       in real estate or interests in real estate,
                                except that the Fund may purchase, sell or
                                invest in marketable securities of
                                companies holding real estate or interests
                                in real estate, including real estate
                                investment trusts.
---------------------------------------------------------------------------
  7.  COMMODITIES               The Fund may not purchase, sell or invest
      (S)                       in commodities or commodity contracts.
---------------------------------------------------------------------------
  8.  LOANS TO OTHERS           The Fund may not lend its funds to other
      (S)                       persons, except through the purchase of a
                                portion of an issue of debt securities
                                publicly distributed. The Fund may not lend
                                its portfolio securities, unless the
                                borrower is a broker, dealer or financial
                                institution that pledges and maintains
                                collateral with the Fund consisting of cash
                                or securities issued or guaranteed by the
                                U.S. government having the value at all
                                times not less than 100% of the value of
                                the loaned securities, provided that the
                                aggregate amount of such loans shall not
                                exceed 30% of the Fund's net assets.

      TOPIC                    GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest more than 10% of its
      (R)                      total net assets in securities of unseasoned
                               issuers that have been in continuous operation
                               for less than three years, including operating
                               periods of their predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      unless, at the time of each such sale and
                               thereafter while a short position exists, the
                               Fund owns an equal amount of securities of the
                               same issue or owns securities which, without
                               payment by the Fund of any consideration, are
                               convertible into, or are exchangeable for, an
                               equal amount of securities of the same issue.
                               The Fund may, as a defensive strategy, make
                               short sales of securities
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by of Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of the fund or its
                               investment adviser individually owns or would
                               own, directly or beneficially, more than 1/2 of
                               1% of the securities of such issuer, and (ii) in
                               the aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities. Portfolio securities of the Fund may
                               not be purchased from or sold or loaned to its
                               Adviser or affiliate thereof, or any of their
                               directors, officers or employees.
-------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its net
      (R)                      assets in warrants and, of this amount, no more
                               than 2% of the Fund's net assets may be invested
                               in warrants that are listed on neither the New
                               York nor the American Stock Exchange.
-------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)
-------------------------------------------------------------------------------
  17. JOINT TRADING            The Fund may not participate on a joint or joint
      (R)                      and several basis in any trading account in any
                               securities. (The "bunching" of orders or the
                               purchase or sale of portfolio securities with
                               its investment adviser or accounts under its
                               management to reduce brokerage commissions, to
                               average prices among them or to facilitate such
                               transactions is not considered a trading account
                               in securities for purposes of this restriction).
-------------------------------------------------------------------------------

      TOPIC                    GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
  18. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof, except
                               that the Fund is authorized to write covered
                               call options on portfolio securities and to
                               purchase call options in closing purchase
                               transactions, provided that (i) such options are
                               listed on a national securities exchange, (ii)
                               the aggregate market value of the underlying
                               securities does not exceed 25% of the Fund's net
                               assets, taken at current market value on the
                               date of any such writing, and (iii) the Fund
                               retains the underlying securities for so long as
                               call options written against them make the
                               shares subject to transfer upon the exercise of
                               any options.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    UTILITY FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 5% of its total
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of the
                               outstanding voting securities of any one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest more than 25% of its
      (S)                      total assets (valued at the time of investment)
                               in securities of companies engaged principally
                               in any one industry other than the utilities
                               industry, except that this restriction does not
                               apply to cash or cash items and securities
                               issued or guaranteed by the U.S. government, its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund will not issue senior securities except
      SECURITIES (S)           that each Fund may borrow money and engage in
                               reverse repurchase agreements in amounts up to
                               one-third or the value of its total assets,
                               including the amounts borrowed and except to the
                               extent a Fund may enter into futures contracts
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     Fund may borrow money and engage in reverse
      REVERSE REPURCHASE       repurchase agreements in amounts up to one-third
      AGREEMENTS)              of the value of its total assets, including the
      (S)                      amounts borrowed and except to the extent a Fund
                               may enter into futures contracts. The Funds will
                               not borrow money or engage in reverse repurchase
                               agreements for investment leverage, but rather
                               as a temporary, extraordinary or emergency
                               measure to facilitate management of their
                               portfolios by enabling them to, for example,
                               meet redemption requests when the liquidation of
                               portfolio securities is deemed to be
                               inconvenient or disadvantageous. The Fund will
                               not purchase any securities while borrowings in
                               excess of 5% of total assets are outstanding.
                               The Fund will not mortgage, pledge or
                               hypothecate any assets except to secure
                               permitted borrowings, and then the Fund may
                               pledge assets having a market value not
                               exceeding the lesser of the dollar amounts
                               borrowed or 15% of the value of total assets at
                               the time of borrowing. Margin deposits for the
                               purchase and sale of financial futures contracts
                               and related options and segregation or
                               collateral arrangements made in connection with
                               options activities are not deemed to be a
                               pledge.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objective,
                               policies and limitations.
-------------------------------------------------------------------------------

      TOPIC                    UTILITY FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund will not buy or sell real estate although
      (S)                      each Fund may invest in securities of companies
                               whose business involves the purchase or sale of
                               real estate or in securities which are secured
                               by real estate or interests in real estate. The
                               Fund will not invest in limited partnership
                               interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts; however, the Fund may enter
                               into futures contracts on financial instruments
                               or currency and sell or buy options on such
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund will not lend any of its assets, except
      (S)                      portfolio securities up to 15% of the value of
                               its total assets. This does not prevent the Fund
                               from purchasing or holding corporate or
                               government bonds, debentures, notes, agreements,
                               or other transactions which are permitted by the
                               Fund's investment objective and policies or the
                               Declaration of Trust governing the Fund.
-------------------------------------------------------------------------------
  9.  SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  11. OTHER INVESTMENT         The Fund may invest in securities of other
      COMPANIES                investment companies. The Fund will purchase
      (R)                      securities of investment companies only in open-
                               market transactions involving customary broker's
                               commissions. However, these limitations are not
                               applicable if the securities are acquired in a
                               merger, consolidation or acquisition of assets.
                               It should be noted that investment companies
                               incur certain expenses such as management fees
                               and therefore any investment by a Fund in shares
                               of another investment company would be subject
                               to such duplicate expenses.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S" Fundamental Restriction to be Standardized

  "R" Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of a Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of any
                               class of securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities.
                               For purposes of this restriction, utility
                               companies, gas, electric, water and telephone
                               companies will be considered separate
                               industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposed, and then not for leveraging, in then
                               in amounts not in excess of 10% of the value of
                               the Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposed, and then not for leveraging, in then
                               in amounts not in excess of 10% of the value of
                               the Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at any time when
                               borrowings, including reverse repurchase
                               agreements, exceed 5% of the value of its total
                               assets. The Fund will not enter into reverse
                               repurchase agreements exceeding 5% of the value
                               of its total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objective,
                               policies and limitations.
-------------------------------------------------------------------------------

      TOPIC                    SMALL CAP EQUITY INCOME FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase or invest in real
      (S)                      estate or interests in real estate (but this
                               shall not prevent the Fund from investing in
                               marketable securities issued by companies such
                               as real estate investment trusts which deal in
                               real estate or interests therein).
                               The Fund may invest without limit in investments
                               related to real estate, including REITS
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      physical commodities unless acquired as a result
                               of ownership of securities or other instruments
                               (but this shall not prevent the Fund from
                               purchasing or selling options and futures
                               contracts or from investing in securities or
                               other instruments backed by physical
                               commodities).
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue debt securities publicly
                               distributed or the entering into of repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, including accrued
                               interest, provided that the aggregate amount of
                               such loans shall not exceed 30% of the Fund's
                               total assets.
-------------------------------------------------------------------------------
  9.  OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  10. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)

                                EVERGREEN FUNDS

            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INCOME AND GROWTH FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may invest more than 5% of its net
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities. The Fund may not purchase
                               more than 10% of any class of securities of any
                               one issuer other than the U.S. government and
                               its agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not concentrate its investments in
      (S)                      any one industry, except that each Fund may
                               invest up to 25% of its total net assets in any
                               one industry.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           (See "Borrowing")
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except from banks
      REVERSE REPURCHASE       as a temporary measure to facilitate redemption
      AGREEMENTS)              requests which might otherwise require the
      (S)                      untimely disposition of portfolio investments
                               and for extraordinary or emergency purposes,
                               provided that the aggregate amount of such
                               borrowings shall not exceed 5% of the value of
                               the Fund's total net assets at the time of any
                               such borrowing, or mortgage, pledge or
                               hypothecate its assets, except in an amount
                               sufficient to secure any such borrowing.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objective,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
                               The Fund may invest up to 15% of its net assets
                               in investments related to real estate, including
                               REITS.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.

      TOPIC                    INCOME AND GROWTH FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash, letters of credit or securities issued or
                               guaranteed by the U.S. government having a
                               value at all times not less than 100% of the
                               value of the loaned securities, including
                               accrued interest, provided that the aggregate
                               amount of such loans shall not exceed 30% of the
                               Fund's net assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest more than 5% of its
      (R)                      total assets in securities of unseasoned issuers
                               that have been in continuous operation for less
                               than three years, including operating periods of
                               their predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      unless, at the time of each such sale and
                               thereafter while a short position exists, the
                               Fund owns an equal amount of securities of the
                               same issue or owns securities which, without
                               payment by the Fund of any consideration, are
                               convertible into, or are exchangeable for, an
                               equal amount of securities of the same issue.
                               The Fund may, as a defensive strategy, make
                               short sales of securities.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of the Fund or its
                               investment adviser individually owns or would
                               own, directly or beneficially, more than 1/2 of
                               1% of the securities of such issuer, and (ii) in
                               the aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities. Portfolio securities of the Fund may
                               not be purchased from or sold or loaned to its
                               Adviser or affiliate thereof, or any of their
                               directors, officers or employees.
-------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its net
      (R)                      assets in warrants and, of this amount, no more
                               than 2% of the Fund's net assets may be invested
                               in warrants that are listed on neither the New
                               York nor the American Stock Exchange.
-------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)

      TOPIC                    INCOME AND GROWTH FUND
--------------------------------------------------------------------------------------
  17. JOINT TRADING            The Fund may not participate on a joint or joint and
      (R)                      several basis in any trading account in any securities.
                               (The "bunching" of orders or the purchase or sale of
                               portfolio securities with its investment adviser or
                               accounts under its management to reduce brokerage
                               commissions, to average prices among them or to
                               facilitate such transactions is not considered a
                               trading account in securities for purposes of this
                               restriction).
--------------------------------------------------------------------------------------
  18. OPTIONS                   The Fund may not write, purchase or sell put or call
      (R)                       options, or combinations thereof, except that the Fund
                                is authorized to write covered call options on
                                portfolio securities and to purchase call options in
                                closing purchase transactions, provided that (i) such
                                options are listed on a national securities exchange,
                                (ii) the aggregate market value of the underlying
                                securities does not exceed 25% of the Fund's net
                                assets, taken at current market value on the date of
                                any such writing, and (iii) the Fund retains the
                                underlying securities for so long as call options
                                written against them make the shares subject to
                                transfer upon the exercise of any options.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VALUE FUND
----------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 5% of its total
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its
                               agencies or instrumentalities, except that up
                               to 25% of the value of the fund's total
                               assets may be invested without regard to such
                               5% limitation. The Fund may not purchase more
                               than 10% of the outstanding voting securities
                               of any one issuer.
----------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest 25% or more of the
      (S)                      value of their total assets in any one
                               industry except the Fund may invest 25% or
                               more of its total assets in securities issued
                               or guaranteed by the U.S. government, its
                               agencies or instrumentalities.
----------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities
      SECURITIES               except that the Fund may borrow money
      (S)                      directly or through reverse repurchase
                               agreements as a temporary measure for
                               extraordinary or emergency purposes and then
                               only in amounts not in excess of 10% of the
                               value of its total assets; provided that
                               while borrowings exceed 5% of the Fund's
                               total assets, any such borrowings will be
                               repaid before additional investments are
                               made. The Fund will not purchase any
                               securities while borrowings in excess of 5%
                               of the value of its total assets are
                               outstanding.
----------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may borrow money directly or through
      REVERSE REPURCHASE       reverse repurchase agreements as a temporary
      AGREEMENTS)              measure for extraordinary or emergency
      (S)                      purposes and then only in amounts not in
                               excess of 10% of the value of its total
                               assets; provided that while borrowings exceed
                               5% of the Fund's total assets, any such
                               borrowings will be repaid before additional
                               investments are made. The Fund will not
                               purchase any securities while borrowings in
                               excess of 5% of the value of its total assets
                               are outstanding. The Fund will not borrow
                               money or engage in reverse repurchase
                               agreements for investment leverage purposes.
                               The Fund will not mortgage, pledge or
                               hypothecate any assets except to secure
                               permitted borrowings. In these cases, the
                               Fund may pledge assets having a market value
                               not exceeding the lesser of the dollar
                               amounts borrowed or 10% of the value of total
                               assets at the time of borrowing. Margin
                               deposits for the purchase and sale of
                               financial futures contracts and related
                               options and segregation or collateral
                               arrangements made in connection with options
                               activities are not deemed to be a pledge.
----------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933
                               in connection with the sale of securities in
                               accordance with their investment objective,
                               policies and limitations.

      TOPIC                    VALUE FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund will not buy or sell real estate although
      (S)                      the Fund may invest in securities of companies
                               whose business involves the purchase or sale of
                               real estate or in securities which are secured
                               by real estate or interests in real estate. The
                               Fund will not invest in limited partnership
                               interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts; however, the Fund may enter
                               into futures contracts on financial instruments
                               or currency and sell or buy options on such
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets except
      (S)                      that it may purchase or hold corporate or
                               government bonds, debentures, notes,
                               certificates or indebtedness or other debt
                               securities of an issuer, repurchase agreements
                               or other transactions which are permitted by the
                               Fund's investment objectives and policies or the
                               Declaration of Trust by which the Fund is
                               governed or lend portfolio securities valued at
                               not more than 5% of its total assets to broker-
                               dealers.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         The Fund will purchase securities of investment
      COMPANIES                companies only in open-market transactions
      (R)                      involving customary broker's commissions.
                               However, these limitations are not applicable if
                               the securities are acquired in a merger,
                               consolidation or acquisition of assets. It
                               should be noted that investment companies incur
                               certain expenses such as management fees and
                               therefore any investment by a Fund in shares of
                               another investment company would be subject to
                               such duplicate expenses.
-------------------------------------------------------------------------------
  13. INTERESTS IN OIL, GAS OR The Fund will not purchase interests in oil, gas
      OTHER MINERAL            or other mineral exploration or development
      EXPLORATION OR           programs or leases, although it may purchase the
      DEVELOPMENT PROGRAMS (R) publicly traded securities of companies engaged in such activities.
-------------------------------------------------------------------------------
  14. RESTRICTED SECURITIES    The Fund will not invest more than 10% of their
      (R)                      net assets in securities subject to restrictions
                               on resale under the Securities Act of 1933.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of the value of its assets,
      (S)                      the Fund will not purchase securities of any one
                               issuer (other than cash, cash items or
                               securities issued or guaranteed by the U.S.
                               Government, its agencies or instrumentalities)
                               if as a result more than 5% of the value of its
                               total assets would be invested in the securities
                               of the issuer. The Fund will not acquire more
                               than 10% of the outstanding voting securities of
                               any one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest more than 25% of the
      (S)                      value of its total assets in any one industry,
                               except the Fund may invest more than 25% of its
                               total assets in securities issued or guaranteed
                               by the U.S. Government, its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities.
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except as a
      REVERSE REPURCHASE       temporary measure to facilitate redemption
      AGREEMENTS)              requests or for extraordinary or emergency
      (S)                      purposes. The Fund may borrow money directly or
                               through reverse repurchase agreements as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amounts
                               borrowed. The Fund will not purchase any
                               securities while borrowings in excess of 5% of
                               the value of its total assets are outstanding.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not buy or sell real estate
      (S)                      although the Fund may invest in securities of
                               companies whose business involves the purchase
                               or sale of real estate or in securities which
                               are secured by real estate or interest in real
                               estate. However, subject to its permitted
                               investments, the Fund may invest in companies
                               which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities
      (S)                      or commodity contracts; however, the Fund may
                               enter into futures contracts on financial
                               instruments or currency and sell or buy options
                               on such contracts. However, subject to their
                               permitted investments, the Fund may invest in
                               companies which invest in commodities or
                               commodities contracts.
-------------------------------------------------------------------------------

      TOPIC                    U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets except
      (S)                      portfolio securities in accordance with its
                               investment objectives, policies and limitations.
                               The Fund may lend securities pursuant to
                               agreements requiring that the loans be
                               continuously secured by cash, securities of the
                               U.S. Government or its agencies, or any
                               combination of cash and such securities, as
                               collateral equal at all times to 100% of the
                               market value of the securities lent. Such loans
                               will not be made if, as a result, the aggregate
                               amount of all outstanding securities loans for
                               the Fund exceed one-third of the value of the
                               Fund's total assets taken at fair market value.
                               In order to generate additional income, the Fund
                               may lend portfolio securities a short-term or
                               long-term basis to broker/dealers, banks, or
                               other institutional borrowers of securities. The
                               Fund will not lend any of its assets except
                               portfolio securities up to one-third of its
                               total assets.
-------------------------------------------------------------------------------
  9.  SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund will not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  11. PLEDGING                 The Fund will not mortgage, pledge or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. Margin deposits for the
                               purchase and sale of financial futures contracts
                               and related options activities are not deemed to
                               be a pledge.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SHORT-INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of the value of its assets,
      (S)                      the Fund will not purchase securities of any one
                               issuer (other than cash, cash items or
                               securities issued or guaranteed by the U.S.
                               Government, its agencies or instrumentalities)
                               if as a result more than 5% of the value of its
                               total assets would be invested in the securities
                               of the issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest more than 25% of the
      (S)                      value of its total assets in any one industry
                               except the Fund may invest more than 25% of its
                               total assets in securities issued or guaranteed
                               by the U.S. government, its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing"
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except as a
      REVERSE REPURCHASE       temporary measure to facilitate redemption
      AGREEMENTS)              requests or for extraordinary or emergency
      (S)                      purposes. The Fund may borrow only in amounts
                               not in excess of 5% of the value of its total
                               assets in order to meet redemption requests when
                               the liquidation of portfolio securities is
                               deemed to be inconvenient or disadvantageous.
                               The entry by the Fund into futures contracts
                               shall be deemed a borrowing. Any such borrowings
                               need not be collateralized. The Fund will not
                               purchase any securities while borrowings in
                               excess of 5% of the value of their total assets
                               are outstanding. The Fund may also enter into
                               reverse repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not buy or sell real estate
      (S)                      although the Fund may invest in securities of
                               companies whose business involves the purchase
                               or sale of real estate or in securities which
                               are secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities
      (S)                      or commodity contracts; however, the Fund may
                               enter into futures contracts on financial
                               instruments or currency and sell or buy options
                               on such contracts. However, subject to their
                               permitted investments, the Fund may invest in
                               companies which invest in commodities or
                               commodities contracts.
-------------------------------------------------------------------------------

      TOPIC                    SHORT-INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend portfolio securities
      (S)                      valued at more than 15% of its total assets to
                               broker-dealers.
                               The Fund may lend securities pursuant to
                               agreements requiring that the loans be
                               continuously secured by cash, securities of the
                               U.S. Government or its agencies, or any
                               combination of cash and such securities, as
                               collateral equal at all times to 100% of the
                               market value of the securities lent. The
                               collateral received when a Fund lends portfolio
                               securities must be valued daily and, should the
                               market value of the loaned securities increase,
                               the borrower must furnish additional collateral
                               to the lending Fund. During the time portfolio
                               securities are on loan, the borrower pays the
                               Fund any dividends or interest paid on such
                               securities. Loans are subject to termination at
                               the option of the Fund or the borrower. A Fund
                               may pay reasonable administrative and custodial
                               fees in connection with a loan and may pay a
                               negotiated portion of the interest earned on the
                               cash or equivalent collateral to the borrower or
                               placing broker. A Fund does not have the right
                               to vote securities on loan, but would terminate
                               the loan and regain the right to vote if that
                               were considered important with respect to the
                               investment. Any loan may be terminated by either
                               party upon reasonable notice to the other party.
                               However, loans are made only to the borrower
                               deemed by the Adviser to be of good standing and
                               when, in the judgement of the Adviser, the
                               consideration which can be earned currently from
                               such securities loans justifies the attendant
                               risk. Such loans will not be made if, as a
                               result, the aggregate amount of all outstanding
                               securities loans for the Fund exceed 15% of the
                               value of the Fund's total assets taken at fair
                               market value.
-------------------------------------------------------------------------------
  9.  SHORT SALES              The Fund will not make short sales of securities
      (R)                      or maintain a short position, unless at all
                               times when a short position is open it owns an
                               equal amount of such securities or of securities
                               which, without payment of any further
                               consideration are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short. The use of short sales will allow a Fund
                               to retain certain bonds in its portfolio longer
                               than it would without such sales. To the extent
                               that the Fund receives the current income
                               produced by such bonds for a longer period than
                               it might otherwise, the Fund's investment
                               objective is furthered.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund will not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------

      TOPIC                    SHORT-INTERMEDIATE BOND FUND
-------------------------------------------------------------------------------
  11. OTHER INVESTMENT         The Fund will purchase securities of investment
      COMPANIES                companies only in open-market transactions
      (R)                      involving customary broker's commissions. It
                               should be noted that investment companies incur
                               certain expenses such as management fees and
                               therefore any investment by a Fund in shares of
                               another investment company would be subject to
                               such duplicate expenses. It is the position of
                               the Securities and Exchange Commission's Staff
                               that certain nongovernmental issuers of CMOs and
                               REMICs constitute investment companies pursuant
                               to the Investment Company Act of 1940 and either
                               (a) investments in such instruments are subject
                               to the limitations set forth above or (b) the
                               issuers of such instruments have received orders
                               from the Securities and Exchange Commission
                               exempting such instruments from the definition
                               of investment company.
-------------------------------------------------------------------------------
  12. PLEDGING                 The Fund will not mortgage, pledge or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. In these cases, the Fund
                               may pledge assets having a market value not
                               exceeding the lesser of the dollar amounts
                               borrowed or 15% of the value of total assets at
                               the time of borrowing. Margin deposits for the
                               purchase and sale of financial futures contracts
                               and related options and segregation or
                               collateral arrangements made in connection with
                               options activities are not deemed to be a
                               pledge.
-------------------------------------------------------------------------------
  13. RESTRICTED SECURITIES    The Fund will not invest more than 10% of its
      (R)                      net assets in securities subject to restrictions
                               on resale under the Securities Act of 1933.
-------------------------------------------------------------------------------
  14. ILLIQUID SECURITIES      The Fund will not invest more than 10% of its
      (R)                      net assets in illiquid securities, including
                               repurchase agreements providing for settlement
                               in more than seven days after notice and certain
                               securities determined by the Trustees not to be
                               liquid.
                               The Fund which invests in Rule 144A securities
                               believes that the Staff of the SEC has left the
                               question of determining the liquidity of all
                               restricted securities (eligible for resale under
                               the Rule) for determination by the Trustees. The
                               Fund may invest up to 10% of its net assets in
                               illiquid securities.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INTERMEDIATE TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of the value of its assets,
      (S)                      the Fund will not purchase securities of any one
                               issuer (other than cash, cash items or
                               securities issued or guaranteed by the U.S.
                               Government, its agencies or instrumentalities)
                               if as a result more than 5% of the value of its
                               total assets would be invested in the securities
                               of the issuer. The Fund will not acquire more
                               than 10% of the outstanding voting securities of
                               any one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            N/A
      (S)
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           See "Borrowing"
      SECURITIES (S)
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except as a
      REVERSE REPURCHASE       temporary measure to facilitate redemption
      AGREEMENTS)              requests or for extraordinary or emergency
      (S)                      purposes. The Fund will not borrow money except
                               as a temporary measure for extraordinary or
                               emergency purposes in an amount up to one-third
                               of the value of total assets, including the
                               amounts borrowed. Any borrowing will be done
                               from a bank and to the extent such borrowing
                               exceeds 5% of the value of a Fund's total
                               assets, asset coverage of at least 300% is
                               required. In the event that such asset coverage
                               shall at any time fall below 300%, the Fund
                               shall within three days thereafter or such
                               longer period as the Securities and Exchange
                               Commission may prescribe by rules and
                               regulations, reduce the amounts of its
                               borrowings to such an extent that the asset
                               coverage of such borrowings shall be at least
                               300%. This borrowing provision is included
                               solely to facilitate the orderly sale of
                               portfolio securities to accommodate heavy
                               redemption requests if they should occur and is
                               not for investment purposes. All borrowings will
                               be repaid before making additional investments
                               and any interest paid on such borrowings will
                               reduce income.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase or sell real estate,
      (S)                      real estate limited partnership interests, and
                               interests in a pool of securities that are
                               secured by interests in real estate. However,
                               the Fund may invest in securities of companies
                               whose business involves the purchase or sale of
                               real estate or in securities which are secured
                               by real estate or interests in real estate.

      TOPIC                    INTERMEDIATE TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase commodities or
      (S)                      commodity contracts. However, subject to their
                               permitted investments, the Fund may invest in
                               companies which invest in commodities contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not make loans, except that (a) the
      (S)                      Fund may purchase or hold debt instruments in
                               accordance with its investment objective and
                               policies; (b) the Fund may enter into repurchase
                               agreements, and (c) the Fund may engage in
                               securities lending as described in its
                               Prospectus and Statement of Additional
                               Information.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund will not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         The Fund may only purchase securities of other
      COMPANIES                investment companies which are money market
      (R)                      funds and CMOs and REMICs deemed to be
                               investment companies. In each case the Funds
                               will only make such purchases to the extent
                               permitted by the Investment Company Act of 1940
                               and the rules and regulations thereunder.
                               However, these limitations are not applicable if
                               the securities are acquired in a merger,
                               consolidation or acquisition of assets. It
                               should be noted that investment companies incur
                               certain expenses such as management fees and
                               therefore any investment by a Fund in shares of
                               another investment company would be subject to
                               such duplicate expenses. It is the position of
                               the Securities and Exchange Commission's Staff
                               that certain nongovernmental issuers of CMOs and
                               REMICS constitute investment companies pursuant
                               to the Investment Company Act of 1940 and either
                               (a) investments in such instruments are subject
                               to the limitations set forth above or (b) the
                               issuers of such instruments have received orders
                               from the Securities and Exchange Commission
                               exempting such instruments from the definition
                               of investment company.
-------------------------------------------------------------------------------
  13. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of a Fund or its investment
                               adviser individually owns or would own, directly
                               or beneficially more than 1/2 of 1% of the
                               securities of such issuer, and (ii) in the
                               aggregate, such persons would own, directly or
                               beneficially, more than 5% of such securities.
-------------------------------------------------------------------------------
  14. INTERESTS IN OIL, GAS OR The Fund will not purchase interests in oil, gas
      OTHER MINERAL            or other mineral exploration or development
      EXPLORATION OR           programs or leases, although the Fund may
      DEVELOPMENT PROGRAMS     purchase the securities of other issuers which
      (R)                      invest in or sponsor such programs.

      TOPIC                    INTERMEDIATE TERM GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------
  15. OPTIONS                  The Fund may not write or purchase puts, calls,
      (R)                      options or combinations thereof.
------------------------------------------------------------------------------
  16. PLEDGING                 The Fund will not mortgage, pledge or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. The Fund may do so in
                               amounts up to 10% of its total assets. Margin
                               deposits for the purchase and sale of financial
                               futures contracts and related options and
                               segregation or collateral arrangements made in
                               connection with options activities are not
                               deemed to be a pledge.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 BALANCED FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    FOUNDATION FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of a Fund's total assets may be
                               invested without regard to such 5% limitation.
                               The Fund may not purchase more than 10% of any
                               class of securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities.
                               For purposes of this restriction, utility
                               companies, gas, electric, water and telephone
                               companies will be considered separate
                               industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not issue senior securities, except
      SECURITIES               as permitted by the Investment Company Act of
      (S)                      1940.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except from banks
      REVERSE REPURCHASE       as a temporary measure to facilitate redemption
      AGREEMENTS)              requests which might otherwise require the
      (S)                      untimely disposition of portfolio investments
                               and for extraordinary or emergency purposes
                               provided that the aggregate amount of such
                               borrowings shall not exceed 5% of the value of
                               the Fund's total assets at the time of any such
                               borrowing, or mortgage, pledge or hypothecate
                               its assets, except in an amount sufficient to
                               secure any such borrowing. The Fund may not
                               enter into repurchase agreements or reverse
                               repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.
-------------------------------------------------------------------------------

      TOPIC                    FOUNDATION FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, including accrued
                               interest, provided that the aggregate amount of
                               such loans shall not exceed 30% of the Fund's
                               total assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest in the securities of
      (R)                      unseasoned issuers that have been in continuous
                               operation for less than three years, including
                               operating periods of their predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      unless, at the time of each such sale and
                               thereafter while a short position exists, the
                               Fund owns the securities sold or securities
                               convertible into or carrying rights to acquire
                               such securities.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that each Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of the Fund or its
                               investment adviser individually owns or would
                               own, directly or beneficially, more than 1/2 of
                               1% of the securities of such issuer, and (ii) in
                               the aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities. Portfolio securities of the Fund may
                               not be purchased from or sold or loaned to its
                               Adviser or any affiliate thereof, or any of
                               their directors, officers or employees.
-------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its net
      (R)                      assets in warrants and, of this amount, no more
                               than 2% of each Fund's net assets may be
                               invested in warrants that are listed on neither
                               the New York nor the American Stock Exchange.
-------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)
-------------------------------------------------------------------------------

      TOPIC                    FOUNDATION FUND
-------------------------------------------------------------------------------
  17. JOINT TRADING            The Fund may not participate on a joint or joint
      (R)                      and several basis in any trading account in any
                               securities. (The "bunching of orders or the
                               purchase or sale of portfolio securities with
                               its investment adviser or accounts under its
                               management to reduce brokerage commissions, to
                               average prices among them or to facilitate such
                               transactions is not considered a trading account
                               in securities for purposes of this restriction).
-------------------------------------------------------------------------------
  18. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 BALANCED FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    TAX STRATEGIC FOUNDATION FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of the Fund's
                               portfolio. The Fund may not purchase more than
                               10% of the voting securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, (i) to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities,
                               or (ii) to municipal securities. For purposes of
                               this restriction, utility companies, gas,
                               electric, water and telephone companies will be
                               considered separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at any time when
                               borrowings, including reverse repurchase
                               agreements, exceed 5% of the value of its total
                               assets. The Fund will not enter into reverse
                               repurchase agreements exceeding 5% of the value
                               of its total assets.
-------------------------------------------------------------------------------

      TOPIC                    TAX STRATEGIC FOUNDATION FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that (i) the Fund may purchase, sell or invest
                               in marketable securities of companies holding
                               real estate or interests in real estate,
                               including real estate investment trusts, and
                               (ii) the Fund may purchase, sell or invest in
                               municipal securities or other debt securities
                               secured by real estate or interests therein.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed or the entering into of repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, including accrued
                               interest, provided that the aggregate amount of
                               such loans shall not exceed 30% of the Fund's
                               total assets.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  As a matter of fundamental policy, 80% of the
      TAX EXEMPT SECURITIES    Fund's investments in Municipal Securities will
      (S)                      be invested in Municipal Securities, the
                               interest from which is not subject to the
                               federal alternative minimum tax.
-------------------------------------------------------------------------------
  10. OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  11. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 BALANCED FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    AMERICAN RETIREMENT FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities. The Fund may not purchase
                               more than 10% of any class of securities of any
                               one issuer other than the U.S. government and
                               its agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply with respect to the Fund, to
                               obligations issued or guaranteed by the U.S.
                               government or its agencies or instrumentalities.
                               For purposes of this restriction, utility
                               companies, gas, electric, water and telephone
                               companies will be considered separate
                               industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not issue senior securities, except
      SECURITIES               as permitted by the Investment Company Act of
      (S)                      1940.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money except from banks
      REVERSE REPURCHASE       as a temporary measure to facilitate redemption
      AGREEMENTS)              requests which might otherwise require the
      (S)                      untimely disposition of portfolio investments
                               and for extraordinary or emergency purposes and
                               for leverage, provided that the aggregate amount
                               of such borrowings shall not exceed 5% of the
                               value of the Fund's total assets at the time of
                               any such borrowing, or mortgage, pledge or
                               hypothecate its assets, except in an amount
                               sufficient to secure any such borrowing. The
                               Fund may not enter into repurchase agreements or
                               reverse repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as they may be deemed an
      (S)                      underwriter under the Securities Act of 1933 in
                               connection with the sale of securities in
                               accordance with their investment objectives,
                               policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities or commodity contracts.
-------------------------------------------------------------------------------

      TOPIC                    AMERICAN RETIREMENT FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, except through the purchase of a
                               portion of an issue of debt securities publicly
                               distributed. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash or securities issued or guaranteed by the
                               U.S. government having a value at all times not
                               less than 100% of the current market value of
                               the loaned securities, provided that the
                               aggregate amount of such loans shall not exceed
                               30% of the Fund's net assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest in the securities of
      (R)                      unseasoned issuers that have been in continuous
                               operation for less than three years, including
                               operating periods of their predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      unless, at the time of each such sale and
                               thereafter while a short position exists, the
                               Fund owns the securities sold or securities
                               convertible into or carrying rights to acquire
                               such securities.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that each Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         The Fund may purchase the securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not permitted by applicable law.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of a Fund or its investment
                               adviser individually owns or would own, directly
                               or beneficially, more than 1/2 of 1% of the
                               securities of such issuer, and (ii) in the
                               aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities. Portfolio securities of the Fund may
                               not be purchased from or sold or loaned to its
                               Adviser or any affiliate thereof, or any of
                               their directors, officers or employees.
-------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its net
      (R)                      assets in warrants and, of this amount, no more
                               than 2% of the Fund's net assets may be invested
                               in warrants that are listed on neither the New
                               York nor the American Stock Exchange.
-------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)
-------------------------------------------------------------------------------

      TOPIC                    AMERICAN RETIREMENT FUND
-------------------------------------------------------------------------------
  17. JOINT TRADING            The Fund may not participate on a joint or joint
      (R)                      and several basis in any trading account in any
                               securities. (The "bunching of orders or the
                               purchase or sale of portfolio securities with
                               its investment adviser or accounts under its
                               management to reduce brokerage commissions, to
                               average prices among them or to facilitate such
                               transactions is not considered a trading account
                               in securities for purposes of this restriction).
-------------------------------------------------------------------------------
  18. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof, except
                               that the Fund is authorized (i) to write call
                               options traded on a national securities exchange
                               against no more than 15% of the value of the
                               equity securities (including securities
                               convertible into equity securities) held in its
                               portfolio, provided that the Fund owns the
                               optioned securities or securities convertible
                               into or carrying rights to acquire the optioned
                               securities and (ii) to purchase call options in
                               closing purchase transactions.
-------------------------------------------------------------------------------
  19. INVESTMENT IN EQUITY     The Fund may not invest more than 75% of the
      SECURITIES               value of its total assets in equity securities
      (R)                      (including securities convertible into equity
                               securities).

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           INTERNATIONAL/GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    EMERGING MARKETS GROWTH FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities and repurchase agreements
                               collateralized by such securities except that up
                               to 25% of the value of a Fund's total assets may
                               be invested without regard to such 5%
                               limitation. The Fund may not purchase more than
                               10% of the outstanding voting securities of any
                               one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest 25% or more of the
      (S)                      value of the total assets in any one industry
                               except that it may invest more than 25% of its
                               total assets in securities issued or guaranteed
                               by the U.S. government, its agencies or
                               instrumentalities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities except
      SECURITIES               that the Fund may borrow money directly or
      (S)                      through reverse repurchase agreements in amounts
                               up to one-third of the value of its total
                               assets, including the amounts borrowed and
                               except to the extent that a Fund may enter into
                               futures contracts.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities except
      REPURCHASE AGREEMENTS    that the Fund may borrow money directly or
      AND REVERSE REPURCHASE   through reverse repurchase agreements in amounts
      AGREEMENTS)              up to one-third of the value of its total
      (S)                      assets, including the amounts borrowed and
                               except to the extent that a Fund may enter into
                               futures contracts. The Fund will not borrow
                               money or engage in reverse repurchase agreements
                               for investment leverage, but rather as a
                               temporary, extraordinary or emergency measure to
                               facilitate management of its portfolios by
                               enabling them to, for example, meet redemption
                               requests when the liquidation of portfolio
                               securities is deemed to be inconvenient or
                               disadvantageous. A Fund will not purchase any
                               securities while borrowings in excess of 5% of
                               its total assets are outstanding.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933, as
                               amended (the "1933 Act") in connection with the
                               sale of securities in accordance with its
                               investment objectives, policies and limitations.

      TOPIC                    EMERGING MARKETS GROWTH FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not purchase or sell real estate,
      (S)                      including limited partnership interests in real
                               estate, although the Fund may invest in
                               securities of companies whose business involves
                               the purchase or sale of real estate or in
                               securities which are secured by real estate or
                               interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not invest in commodities except
      (S)                      that the Fund reserves the right to engage in
                               transactions including futures contracts,
                               options and forward contracts with respect to
                               securities indices or currencies.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (S)                      portfolio securities up to one-third of the
                               value of its total assets. This does not prevent
                               the Fund from purchasing or holding corporate or
                               government bonds, debentures, notes,
                               certificates of indebtedness or other debt
                               securities of an issuer, repurchase agreements,
                               or other transactions which are permitted by the
                               Fund's investment objectives and policies or the
                               Declaration of Trust governing the Fund.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that each Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. PLEDGING                 The Fund will not mortgage, pledge or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. In these cases, a Fund may
                               pledge assets having a market value not
                               exceeding the lesser of the dollar amounts
                               borrowed or 15% of the value of total assets at
                               the time of borrowing. For purposes of this
                               limitation, the following are not deemed to be
                               pledges: margin deposits for the purchase and
                               sale of financial futures contracts and related
                               options and segregation or collateral
                               arrangements made in connection with options
                               activities or the purchase of securities on a
                               when-issued basis.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           INTERNATIONAL/GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities and repurchase agreements
                               collateralized by such securities except that up
                               to 25% of the value of a Fund's total assets may
                               be invested without regard to such 5%
                               limitation. The Fund may not purchase more than
                               10% of the outstanding voting securities of any
                               one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest 25% or more of the
      (S)                      value of the total assets in any one industry
                               except that it may invest more than 25% of its
                               total assets in securities issued or guaranteed
                               by the U.S. government, its agencies or
                               instrumentalities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities except
      SECURITIES               that the Fund may borrow money directly or
      (S)                      through reverse repurchase agreements in amounts
                               up to one-third of the value of its total
                               assets, including the amounts borrowed and
                               except to the extent that a Fund may enter into
                               futures contracts.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities except
      REPURCHASE AGREEMENTS    that the Fund may borrow money directly or
      AND REVERSE REPURCHASE   through reverse repurchase agreements in amounts
      AGREEMENTS)              up to one-third of the value of its total
      (S)                      assets, including the amounts borrowed and
                               except to the extent that a Fund may enter into
                               futures contracts. The Fund will not borrow
                               money or engage in reverse repurchase agreements
                               for investment leverage, but rather as a
                               temporary, extraordinary or emergency measure to
                               facilitate management of its portfolios by
                               enabling it to, for example, meet redemption
                               requests when the liquidation of portfolio
                               securities is deemed to be inconvenient or
                               disadvantageous. A Fund will not purchase any
                               securities while borrowings in excess of 5% of
                               its total assets are outstanding.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933, as
                               amended in connection with the sale of
                               securities in accordance with its investment
                               objectives, policies and limitations.

      TOPIC                    INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not purchase or sell real estate,
      (S)                      including limited partnership interests in real
                               estate, although the Fund may invest in
                               securities of companies whose business involves
                               the purchase or sale of real estate or in
                               securities which are secured by real estate or
                               interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not invest in commodities except
      (S)                      that the Fund reserves the right to engage in
                               transactions including futures contracts,
                               options and forward contracts with respect to
                               securities indices or currencies.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (S)                      portfolio securities up to one-third of the
                               value of its total assets. This does not prevent
                               the Fund from purchasing or holding corporate or
                               government bonds, debentures, notes,
                               certificates of indebtedness or other debt
                               securities of an issuer, repurchase agreements,
                               or other transactions which are permitted by the
                               Fund's investment objectives and policies or the
                               Declaration of Trust governing the Fund.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short.
      (R)
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that each Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. PLEDGING                 The Fund will not mortgage, pledge or
      (R)                      hypothecate any assets except to secure
                               permitted borrowings. In these cases, a Fund may
                               pledge assets having a market value not
                               exceeding the lesser of the dollar amounts
                               borrowed or 15% of the value of total assets at
                               the time of borrowing. For purposes of this
                               limitation, the following are not deemed to be
                               pledges: margin deposits for the purchase and
                               sale of financial futures contracts and related
                               options and segregation or collateral
                               arrangements made in connection with options
                               activities or the purchase of securities on a
                               when-issued basis.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           INTERNATIONAL/GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    GLOBAL LEADERS FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities.
                               The Fund may not purchase more than 10% of any
                               class of securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not invest 25% or more of the
      (S)                      value of its total assets in any one industry
                               except that it may invest more than 25% of its
                               total assets in securities issued or guaranteed
                               by the U.S. government, its agencies or
                               instrumentalities. For purposes of this
                               restriction, utility companies, gas, electric,
                               water and telephone companies will be considered
                               separate industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REPURCHASE AGREEMENTS    securities or enter into reverse repurchase
      AND REVERSE REPURCHASE   agreements, except for temporary or emergency
      AGREEMENTS)              purposes, and not for leveraging, and then in
      (S)                      amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund will not underwrite any issue of
      OF OTHER ISSUERS         securities except as it may be deemed an
      (S)                      underwriter under the Securities Act of 1933, as
                               amended in connection with the sale of
                               securities in accordance with its investment
                               objectives, policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase or invest in real
      (S)                      estate or interests in real estate (although
                               they may purchase securities secured by real
                               estate or interests therein or issued by
                               companies or investment trusts which invest in
                               real estate or interests therein).
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase, sell or invest in
      (S)                      commodities or commodity contracts; provided,
                               however, that this policy does not prevent the
                               Fund from purchasing and selling currency
                               futures contracts and entering into forward
                               foreign currency contracts.

       TOPIC                    GLOBAL LEADERS FUND
-------------------------------------------------------------------------------
  8.   LOANS TO OTHERS          The Fund may not lend its funds to other
       (S)                      persons, except through the purchase of a
                                portion of an issue of debt securities publicly
                                distributed or the entering into of repurchase
                                agreements. The Fund may not lend its portfolio
                                securities, unless the borrower is a broker-
                                dealer or financial institution that pledges
                                and maintains collateral with the Fund
                                consisting of cash or securities issued or
                                guaranteed by the U.S. government having a
                                value of at all times not less than 100% of the
                                current market-value of the loaned securities,
                                including accrued interest, provided that the
                                aggregate amount of such loans shall not exceed
                                30% of the Fund's net assets.
-------------------------------------------------------------------------------
  9.   CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
       (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10.  MARGIN PURCHASES         The Fund may not purchase securities on margin,
       (R)                      except that the Fund may obtain such short-term
                                credits as may be necessary for the clearance
                                of transactions. A deposit or payment by a Fund
                                of initial or variation margin in connection
                                with financial futures contracts or related
                                options transactions is not considered the
                                purchase of a security on margin.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    MONEY MARKET FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities. The Fund may not purchase
                               more than 10% of any class of securities of any
                               one issuer other than the U.S. government and
                               its agencies or instrumentalities.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of the Fund's
                               portfolio.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issues or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at times when any
                               borrowings (including reverse repurchase
                               agreements) are outstanding. The Fund will not
                               enter into reverse repurchase agreements
                               exceeding 5% of the value of its total assets.
                               A Fund will not purchase any securities whenever
                               any borrowings (including reverse repurchase
                               agreements) are outstanding. If a Fund enters
                               into a reverse repurchase agreement, it will
                               place in a segregated custodial account cash,
                               United States Government securities or liquid
                               high grade debt obligations having a value equal
                               to the repurchase price (including accrued
                               interest) and will subsequently monitor the
                               account to ensure that such equivalent value is
                               maintained. Reverse repurchase agreements
                               involve risk that the market value of the
                               securities sold by a Fund may decline below the
                               repurchase price of those securities.

      TOPIC                    MONEY MARKET FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers.
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate except
                               that the Fund may purchase sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons, provided that it may purchase money
                               market securities or enter into repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash, letters of credit or securities issued or
                               guaranteed by the U.S. government having a value
                               at all times not less than 100% of the current
                               market value of the loaned securities, including
                               accrued interest, provided that the aggregate
                               amount of such loans shall not exceed 30% of the
                               Fund's total assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       The Fund may not invest more than 5% of its
      (R)                      total assets in securities of unseasoned issuers
                               that have been in continuous operation for less
                               than three years, including operating periods of
                               its predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund may not make short sales of securities
      (R)                      or maintain a short position.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of a Fund or its investment
                               adviser individually owns or would own, directly
                               or beneficially, more than 1/2 of 1% of the
                               securities of such issuer, and (ii) in the
                               aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities.
-------------------------------------------------------------------------------
  14. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)
-------------------------------------------------------------------------------

      TOPIC                    MONEY MARKET FUND
-------------------------------------------------------------------------------
  15. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof, except
                               the Fund may do so as permitted under
                               "Description of the Funds--Investment Objective
                               and Policies" in the Fund's Prospectus.
-------------------------------------------------------------------------------
  16. INVESTMENT IN MONEY      The Fund may not purchase any securities other
      MARKET SECURITIES        than money market instruments as described under
      (R)                      "Description of Funds--Investment Objective and
                               Policies" in the Fund's Prospectus.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S" Fundamental Restriction to be Standardized

  "R" Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of their
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of the Fund's
                               portfolio. The Fund may not purchase more than
                               10% of any class of securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issued or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities, or to municipal securities
                               and certificates of deposit and bankers'
                               acceptances issued by domestic branches of U.S.
                               banks.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at times when any
                               borrowings (including reverse repurchase
                               agreements) are outstanding. The Fund will not
                               enter into reverse repurchase agreements
                               exceeding 5% of the value of its total assets.

      TOPIC                    TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------
                               A Fund will not purchase any securities whenever
                               any borrowings (including reverse repurchase
                               agreements) are outstanding. If a Fund enters
                               into a reverse repurchase agreement, it will
                               place in a segregated custodial account cash,
                               United States Government securities or liquid
                               high grade debt obligations having a value equal
                               to the repurchase price (including accrued
                               interest) and will subsequently monitor the
                               account to ensure that such equivalent value is
                               maintained. Reverse repurchase agreements
                               involve risk that the market value of the
                               securities sold by a Fund may decline below the
                               repurchase price of those securities.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers;
      (S)                      provided that the purchase by the Fund of
                               municipal securities or other permitted
                               investments, directly from the issuer thereof
                               (or from an underwriter for an issuer) and the
                               later disposition of such securities in
                               accordance with the Fund's investment program
                               shall not be deemed to be an underwriting.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate except
                               that the Fund may purchase municipal securities
                               and other debt securities secured by real estate
                               or interests therein.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (S)                      persons; however, it may purchase issues of debt
                               securities, enter into repurchase agreements and
                               acquire privately negotiated loans made to
                               municipal borrowers. The Fund may not lend its
                               portfolio securities, unless the borrower is a
                               broker, dealer or financial institution that
                               pledges and maintains collateral with the Fund
                               consisting of cash, letters of credit or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of such loans
                               shall not exceed 30% of the Fund's total assets.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  As a matter of fundamental policy, which may not
      TAX EXEMPT SECURITIES    be changed without shareholder approval, the
      (S)                      Fund will invest at least 80% of its net assets
                               in Municipal Securities, the interest from which
                               is not subject to the Federal alternative
                               minimum tax.
-------------------------------------------------------------------------------
  10. UNSEASONED ISSUERS       The Fund may not invest more than 5% of its
      (R)                      total assets in taxable securities of unseasoned
                               issuers that have been in continuous operation
                               for less than three years, including operating
                               periods of their predecessors, except that (i)
                               the Fund may invest in obligations issued or
                               guaranteed by the U.S. government and its
                               agencies or instrumentalities, and (ii) the Fund
                               may invest in municipal securities.
-------------------------------------------------------------------------------
  11. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.

      TOPIC                    TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------
  12. SHORT SALES              The Fund may not make short sales of securities
      (R)                      or maintain a short position.
-------------------------------------------------------------------------------
  13. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of the Fund or its
                               investment adviser individually owns or would
                               own, directly or beneficially, more than of 1%
                               of the securities of such issuer, and (ii) in
                               the aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities.
-------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its
      (R)                      total net assets in warrants, and, of this
                               amount, no more than 2% of the Fund's total net
                               assets may be invested in warrants that are
                               listed on neither the New York nor the American
                               Stock Exchange.
-------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS
      (R)
-------------------------------------------------------------------------------
  17. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof. The Fund
                               may purchase securities with rights to put
                               securities to the seller in accordance with its
                               investment program.
-------------------------------------------------------------------------------
  18. ILLIQUID SECURITIES      The Fund will limit the value of its investments
      (R)                      in any floating or variable rate securities
                               which are not readily marketable and in all
                               other not readily marketable securities to 10%
                               or less of its net assets.
-------------------------------------------------------------------------------
  19. INVESTMENT IN MUNICIPAL  The Fund may not invest more than 20% of its
      SECURITIES               total assets in securities other than municipal
      (R)                      securities including municipal bonds, short-term
                               municipal notes and tax exempt commercial paper,
                               unless extraordinary circumstances dictate a
                               more defensive posture.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          For purposes of diversification under the 1940
      (S)                      Act, the identification of the issuer of
                               Municipal Obligations depends on the terms and
                               conditions of the obligation.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            N/A
      (S)
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities except
      SECURITIES               that the Fund may borrow money directly, as a
      (S)                      temporary measure of extraordinary or emergency
                               purposes and then only in amounts not in excess
                               of 5% of the value of its total assets, or in an
                               amount up to one-third of the value of its total
                               assets, including the amount borrowed, in order
                               to meet redemption requests without immediately
                               selling portfolio instruments. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of the total value of
                               its total assets are outstanding.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities except
      REVERSE REPURCHASE       that the Fund may borrow money directly, as a
      AGREEMENTS)              temporary measure of extraordinary or emergency
      (S)                      purposes and then only in amounts not in excess
                               of 5% of the value of its total assets, or in an
                               amount up to one-third of the value of its total
                               assets, including the amount borrowed, in order
                               to meet redemption requests without immediately
                               selling portfolio instruments. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of the total value of
                               its total assets are outstanding. The Fund will
                               not borrow money or engage in reverse repurchase
                               agreements for investment leverage purposes. The
                               Fund will not mortgage, pledge or hypothecate
                               any assets except to secure permitted
                               borrowings. In these cases, the Fund may pledge
                               assets having a market value not exceeding the
                               lesser of the dollar amounts borrowed or 15% of
                               the value of total assets at the time of the
                               pledge.
                               A Fund will not purchase any securities whenever
                               any borrowings (including reverse repurchase
                               agreements) are outstanding. If a Fund enters
                               into a reverse repurchase agreement, it will
                               place in a segregated custodial account cash,
                               United States Government securities or liquid
                               high grade debt obligations having a value equal
                               to the repurchase price (including accrued
                               interest) and will subsequently monitor the
                               account to ensure that such equivalent value is
                               maintained. Reverse repurchase agreements
                               involve risk that the market value of the
                               securities sold by a Fund may decline below the
                               repurchase price of those securities.

      TOPIC                    TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------

  5.  UNDERWRITING SECURITIES  N/A
      OF OTHER ISSUERS
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (S)                      that it may purchase or hold U.S. Treasury
                               obligations, including repurchase agreements.
-------------------------------------------------------------------------------
  9.  SHORT SALES              The Fund may not make short sales of securities
      (R)                      or maintain a short position; except that, at
                               all times when a short position is open it owns
                               an equal amount of such securities or of
                               securities which, without payment of any further
                               consideration are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  11. OFFICERS' AND DIRECTORS' The Fund may not purchase or retain the
      OWNERSHIP OF SHARES      securities of any issuer if (i) one or more
      (R)                      officers or Trustees of a Fund or its investment
                               adviser individually owns or would own, directly
                               or beneficially, more than 1/2 of 1% of the
                               securities of such issuer, and (ii) in the
                               aggregate, such persons own or would own,
                               directly or beneficially, more than 5% of such
                               securities.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INSTITUTIONAL MONEY MARKET FUND
-------------------------------------------------------------------------------

  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities. For this purpose each
                               political subdivision, agency or instrumentality
                               and each multi-state agency of which a state is
                               a member, and each public authority which issues
                               industrial development bonds on behalf of a
                               private entity, will be regarded as a separate
                               issuer for determining the diversification of
                               the Fund's portfolio. The Fund may not purchase
                               more than 10% of any class of securities of any
                               one issuer other than the U.S. government and
                               its agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issued or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES               securities or enter into reverse repurchase
      (S)                      agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.

      TOPIC                    INSTITUTIONAL MONEY MARKET FUND
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing; or mortgage, pledge or hypothecate
                               any assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at times when any
                               borrowings (including reverse repurchase
                               agreements) are outstanding. The Fund will not
                               enter into reverse repurchase agreements
                               exceeding 5% of the value of its total assets.
                               A Fund will not purchase any securities whenever
                               any borrowings (including reverse repurchase
                               agreements) are outstanding. If a Fund enters
                               into a reverse repurchase agreement, it will
                               place in a segregated custodial account cash,
                               United States Government securities or liquid
                               high grade debt obligations having a value equal
                               to the repurchase price (including accrued
                               interest) and will subsequently monitor the
                               account to ensure that such equivalent value is
                               maintained. Reverse repurchase agreements
                               involve risk that the market value of the
                               securities sold by a Fund may decline below the
                               repurchase price of those securities.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers.
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate except
                               that the Fund may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (INCLUDING REPURCHASE    persons, provided that it may purchase money
      AGREEMENTS)              market securities or enter into repurchase
      (S)                      agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker,
                               dealer or financial institution that pledges and
                               maintains collateral with the Fund consisting of
                               cash, letters of credit or securities issued or
                               guaranteed by the U.S. government having a value
                               at all times not less than 100% of the current
                               market value of the loaned securities, including
                               accrued interest, provided that the aggregate
                               amount of such loans shall not exceed 30% of the
                               Fund's total assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INSTITUTIONAL TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          For purposes of diversification under the 1940
      (S)                      Act, the identification of the issuer of
                               Municipal Obligations depends on the terms and
                               conditions of the obligation.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            N/A
      (S)
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities except
      SECURITIES               that the Fund may borrow money directly, as a
      (S)                      temporary measure for extraordinary or emergency
                               purposes and then only in amounts not in excess
                               of 5% of the value of its total assets, or in an
                               amount up to one-third of the value of its total
                               assets, including the amount borrowed, in order
                               to meet redemption requests without immediately
                               selling portfolio instruments. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of the total value of
                               its total assets are outstanding.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities except
      REVERSE REPURCHASE       that the Fund may borrow money directly, as a
      AGREEMENTS)              temporary measure for extraordinary or emergency
      (S)                      purposes and then only in amounts not in excess
                               of 5% of the value of its total assets, or in an
                               amount up to one-third of the value of its total
                               assets, including the amount borrowed, in order
                               to meet redemption requests without immediately
                               selling portfolio instruments. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of the total value of
                               its total assets are outstanding. The Fund will
                               not borrow money or engage in reverse repurchase
                               agreements for investment leverage purposes. The
                               Fund will not mortgage, pledge or hypothecate
                               any assets except to secure permitted
                               borrowings. In these cases, the Fund may pledge
                               assets having a market value not exceeding the
                               lesser of the dollar amounts borrowed or 15% of
                               the value of total assets at the time of the
                               pledge.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  N/A
      OF OTHER ISSUERS
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (INCLUDING REPURCHASE    that it may purchase or hold U.S. Treasury
      AGREEMENTS)              obligations, including repurchase agreements.
      (S)

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------

  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of the Fund's
                               portfolio. The Fund may not purchase more than
                               10% of any class of securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issued or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities, or to municipal securities
                               and certificates of deposit and bankers'
                               acceptances issued by domestic branches of U.S.
                               banks.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES (S)           securities or enter into reverse repurchase
                               agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior
      REVERSE REPURCHASE       securities or enter into reverse repurchase
      AGREEMENTS)              agreements, except for temporary or emergency
      (S)                      purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing or mortgage, pledge or hypothecate any
                               assets except in connection with any such
                               borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of
                               the value of the Fund's total assets at the time
                               of such borrowing, provided that the Fund will
                               not purchase any securities at times when any
                               borrowings (including reverse repurchase
                               agreements) are outstanding. The Fund will not
                               enter into reverse repurchase agreements
                               exceeding 5% of the value of its total assets.

      TOPIC                    INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers;
      (S)                      provided, that the purchase by the Fund of
                               municipal securities or other permitted
                               investments, directly from the issuer thereof
                               (or from an underwriter of an issuer) and the
                               later disposition of such securities in
                               accordance with the Fund's investment program
                               shall not be deemed to be an underwriting.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate except
                               that the Fund may purchase municipal securities
                               and other debt securities secured by real estate
                               or interests therein.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial
                               futures contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (INCLUDING REPURCHASE    persons; however, it may purchase issues of debt
      AGREEMENTS) (S)          securities, enter into repurchase agreements and
                               acquire privately negotiated loans made to
                               municipal borrowers. The Fund may not lend its
                               portfolio securities, unless the borrower is a
                               broker, dealer or financial institution that
                               pledges and maintains collateral with the Fund
                               consisting of cash, letters of credit or
                               securities issued or guaranteed by the U.S.
                               government having a value at all times not less
                               than 100% of the current market value of the
                               loaned securities, including accrued interest,
                               provided that the aggregate amount of the loaned
                               securities, including accrued interest, provided
                               that the aggregate amount of such loans shall
                               not exceed 30% of the Fund's total assets.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  As a matter of fundamental policy, which may not
      TAX EXEMPT SECURITIES    be changed without shareholder approval, the
      (S)                      Fund will invest at least 80% of its net assets
                               in Municipal Obligations, the interest from
                               which is not subject to the Federal alternative
                               minimum tax.
-------------------------------------------------------------------------------
  10. INVESTMENT IN MUNICIPAL  The Fund may not invest more than 20% of its
      SECURITIES               total assets in securities other than municipal
      (R)                      securities including municipal bonds, short-term
                               municipal notes and tax exempt commercial paper,
                               unless extraordinary circumstances dictate a
                               more defensive posture.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MONEY MARKET FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    PENNSYLVANIA TAX FREE MONEY MARKET FUND
-------------------------------------------------------------------------------

  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of each Fund's
                               portfolio. The Fund may not purchase more than
                               10% of any class of securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total
      (S)                      assets in the securities of issuers conducting
                               their principal business activities in any one
                               industry; provided, that this limitation shall
                               not apply to obligations issued or guaranteed by
                               the U.S. government or its agencies or
                               instrumentalities, or to municipal securities
                               and certificates of deposit and bankers'
                               acceptances issued by domestic branches of U.S.
                               banks.
                               The Fund does not intend to concentrate its
                               investments in any one industry. Thus, from time
                               to time, the Fund may invest 25% or more of its
                               total assets in Municipal Obligations which are
                               related in such a way that an economic, business
                               or political development or change affecting one
                               such Obligation would also affect the other
                               Obligations.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund shall not borrow money, issue senior
      SECURITIES               securities, or pledge, mortgage or hypothecate
      (S)                      its assets, except that the Fund may borrow from
                               banks if immediately after each borrowing there
                               is asset coverage of at least 300%.
-------------------------------------------------------------------------------
  4.  BORROWING                The Fund shall not borrow money, issue senior
      (INCLUDING               securities, or pledge, mortgage or hypothecate
      REVERSE                  its assets, except that the Fund may borrow from
      REPURCHASE               banks if immediately after each borrowing there
      AGREEMENTS)              is asset coverage of at least 300%.
      (S)

      TOPIC                    PENNSYLVANIA TAX FREE MONEY MARKET FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING             The Fund may not engage in the business of
      SECURITIES OF            underwriting the securities of other issuers.
      OTHER ISSUERS
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate
      (S)                      although the Fund may invest in securities of
                               companies whose business involves the purchase
                               or sale of real estate or in securities which
                               are secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              N/A
      (S)
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its portfolio securities,
      (INCLUDING REPURCHASE    unless the borrower is a broker, dealer or
      AGREEMENTS) (S)          financial institution that pledges and maintains
                               collateral with the Fund consisting of cash,
                               letters of credit or securities issued or
                               guaranteed by the U.S. government having a value
                               at all times not less than 100% of the current
                               market value of the loaned securities, including
                               accrued interest, provided that the aggregate
                               amount of such loans shall not exceed 5% of the
                               Fund's total assets.
                               The Fund will enter into repurchase agreements
                               only with broker-dealers, domestic banks or
                               recognized financial institutions which, in the
                               opinion of the Fund's Adviser, present minimal
                               credit risks.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund invests at least 80% of its net assets
      TAX EXEMPT SECURITIES    in municipal obligations issued by the
      (S)                      Commonwealth of Pennsylvania or its counties,
                               municipalities, authorities or other political
                               subdivisions, and municipal obligations issued
                               by territories or possessions of the United
                               States, such as Puerto Rico (collectively,
                               "Municipal Obligations"), the interest on which,
                               in the opinion of bond counsel, is exempt from
                               Federal taxes. The Fund limits its investment to
                               Municipal Obligations with remaining maturities
                               of thirteen months or less and will maintain a
                               dollar-weighted average portfolio maturity of 90
                               days or less.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)
-------------------------------------------------------------------------------
  13. OPTIONS                  The Fund shall not write, purchase or sell puts,
      (R)                      calls, warrants or options or any combination
                               thereof, except that the Fund may purchase
                               securities with put or demand rights.

      TOPIC                    PENNSYLVANIA TAX FREE MONEY MARKET FUND
-------------------------------------------------------------------------------
  14. INVESTMENT IN MUNICIPAL  The Fund may not invest more than 20% of its
      SECURITIES               total assets in securities other than municipal
      (R)                      securities including municipal bonds, short-term
                               municipal notes and tax exempt commercial,
                               unless extraordinary circumstances dictate a
                               more defensive posture.
-------------------------------------------------------------------------------
  15. INVESTMENT IN STATE TAX  The Fund invests at least 80% of its net assets
      EXEMPT SECURITIES        in municipal obligations issued by the
      (S)                      Commonwealth of Pennsylvania or its counties,
                               municipalities, authorities or other political
                               subdivisions, and municipal obligations issued
                               by territories or possessions of the United
                               States, such as Puerto Rico (collectively,
                               "Municipal Obligations"), the interest on which,
                               in the opinion of bond counsel, is exempt from
                               Pennsylvania personal income taxes. The Fund
                               limits its investment to Municipal Obligations
                               with remaining maturities of thirteen months or
                               less and will maintain a dollar-weighted average
                               portfolio maturity of 90 days or less.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    GEORGIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund intends to comply with Subchapter M of
      (S)                      the Internal Revenue Code of 1986, as amended
                               (the "Code") which requires that at the end of
                               each quarter of each taxable year, with regard
                               to at least 50% of the Fund's total assets, no
                               more than 5% of the total assets may be invested
                               in the securities of a single issuer and that
                               with respect to the remainder of the Fund's
                               total assets, no more than 25% of its total
                               assets are invested in the securities of a
                               single issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities,
      SECURITIES (S)           except the Fund may borrow money directly or
                               through reverse repurchase agreement as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     As a matter of fundamental policy, which may not
      REVERSE REPURCHASE       be changed without shareholder approval, the
      AGREEMENTS)              Fund may not borrow money except as a temporary
      (S)                      measure to facilitate redemption requests which
                               might otherwise require the untimely disposition
                               of portfolio investments and for extraordinary
                               or emergency purposes, provided that the
                               aggregate amount of such borrowings shall not
                               exceed one-third of the value of the total net
                               assets at the time of such borrowing. The Fund
                               will not issue senior securities, except each
                               Fund may borrow money directly or through
                               reverse repurchase agreement as a temporary
                               measure for extraordinary or emergency purposes
                               in an amount up to one-third of the value of its
                               total assets, including the amount borrowed, in
                               order to meet redemption requests without
                               immediately selling portfolio instruments; and
                               except to the extent a Fund will enter into
                               futures contracts. Any such borrowings need not
                               be collateralized. The Fund will not purchase
                               any securities while borrowings in excess of 5%
                               of its total assets are outstanding. The Fund
                               will not borrow money or engage in reverse
                               repurchase agreements for investment leverage
                               purposes.

      TOPIC                    GEORGIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate,
      (S)                      including limited partnership interests,
                               although the Fund may invest in municipal bonds
                               secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities.
      (S)                      However, the Fund may purchase put and call
                               options on portfolio securities and on financial
                               futures contracts. In addition, the Fund
                               reserves the right to hedge its portfolio by
                               entering into financial futures contracts and to
                               sell puts and calls on financial futures
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (INCLUDING REPURCHASE    portfolio securities up to one-third of the
      AGREEMENTS) (S)          value of its total assets. The Fund may,
                               however, acquire publicly or non-publicly issued
                               municipal bonds or temporary investments or
                               enter into repurchase agreements in accordance
                               with its investment objective, policies and
                               limitations or the Declaration of Trust.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund will normally invest its assets so that
      TAX EXEMPT SECURITIES    at least 80% of its annual interest income is,
      (S)                      or at least 80% of its net assets are, invested
                               in obligations which provide interest income
                               which is exempt from federal regular income
                               taxes. The interest retains its tax-free status
                               when distributed to the Fund's shareholders.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short or
      (R)                      maintain a short position.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. INVESTMENT IN MUNICIPAL  At least 65% of the value of the Fund's total
      SECURITIES               assets will be invested in municipal bonds of
      (R)                      the state of Georgia.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    NORTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund intends to comply with Subchapter M of
      (S)                      the Internal Revenue Code of 1986, as amended
                               (the "Code") which requires that at the end of
                               each quarter of each taxable year, with regard
                               to at least 50% of the Fund's total assets, no
                               more than 5% of the total assets may be invested
                               in the securities of a single issuer and that
                               with respect to the remainder of the Fund's
                               total assets, no more than 25% of its total
                               assets are invested in the securities of a
                               single issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities,
      SECURITIES               except the Fund may borrow money directly or
      (S)                      through reverse repurchase agreement as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities,
      REVERSE REPURCHASE       except the Fund may borrow money directly or
      AGREEMENTS)              through reverse repurchase agreement as a
      (S)                      temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments; and except to the extent a Fund
                               will enter into futures contracts. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of its total assets
                               are outstanding. The Fund will not borrow money
                               or engage in reverse repurchase agreements for
                               investment leverage purposes.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.

      TOPIC                    NORTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate,
      (S)                      including limited partnership interests,
                               although the Fund may invest in municipal bonds
                               secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities.
      (S)                      However, the Fund may purchase put and call
                               options on portfolio securities and on financial
                               futures contracts. In addition, the Fund
                               reserves the right to hedge its portfolio by
                               entering into financial futures contracts and to
                               sell puts and calls on financial futures
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (INCLUDING REPURCHASE    portfolio securities up to one-third of the
      AGREEMENTS)              value of its total assets. The Fund may,
      (S)                      however, acquire publicly or non-publicly issued
                               municipal bonds or temporary investments or
                               enter into repurchase agreements in accordance
                               with its investment objective, policies and
                               limitations or the Declaration of Trust.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund will normally invest its assets so that
      TAX EXEMPT SECURITIES    at least 80% of its annual interest income is,
      (S)                      or at least 80% of its net assets are, invested
                               in obligations which provide interest income
                               which is exempt from federal regular income
                               taxes. The interest retains its tax-free status
                               when distributed to the Fund's shareholders.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short or
      (R)                      maintain a short position.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. INVESTMENTS IN MUNICIPAL At least 65% of the value of the Fund's total
      SECURITIES               assets will be invested in municipal bonds of
      (R)                      North Carolina.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SOUTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund intends to comply with Subchapter M of
      (S)                      the Internal Revenue Code of 1986, as amended
                               (the "Code") which requires that at the end of
                               each quarter of each taxable year, with regard
                               to at least 50% of the Fund's total assets, no
                               more than 5% of the total assets may be invested
                               in the securities of a single issuer and that
                               with respect to the remainder of the Fund's
                               total assets, no more than 25% of its total
                               assets are invested in the securities of a
                               single issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities,
      SECURITIES               except the Fund may borrow money directly or
      (S)                      through reverse repurchase agreement as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities,
      REVERSE REPURCHASE       except the Fund may borrow money directly or
      AGREEMENTS)              through reverse repurchase agreement as a
      (S)                      temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments; and except to the extent a Fund
                               will enter into futures contracts. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of its total assets
                               are outstanding. The Fund will not borrow money
                               or engage in reverse repurchase agreements for
                               investment leverage purposes.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.

      TOPIC                    SOUTH CAROLINA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate,
      (S)                      including limited partnership interests,
                               although the Fund may invest in municipal bonds
                               secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities.
      (S)                      However, the Fund may purchase put and call
                               options on portfolio securities and on financial
                               futures contracts. In addition, the Fund
                               reserves the right to hedge its portfolio by
                               entering into financial futures contracts and to
                               sell puts and calls on financial futures
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (INCLUDING REPURCHASE    portfolio securities up to one-third of the
      AGREEMENTS) (S)          value of its total assets. The Fund may,
                               however, acquire publicly or non-publicly issued
                               municipal bonds or temporary investments or
                               enter into repurchase agreements in accordance
                               with its investment objective, policies and
                               limitations or the Declaration of Trust.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund will normally invest its assets so that
      TAX EXEMPT SECURITIES    at least 80% of its annual interest income is,
      (S)                      or at least 80% of its net assets are, invested
                               in obligations which provide interest income
                               which is exempt from federal regular income
                               taxes. The interest retains its tax-free status
                               when distributed to the Fund's shareholders.
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not sell any securities short or
      (R)                      maintain a short position.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by a Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  12. INVESTMENT IN MUNICIPAL  At least 65% of the value of the Fund's total
      SECURITIES               assets will be invested in municipal bonds of
      (R)                      the state of South Carolina.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund intends to comply with Subchapter M of
      (S)                      the Internal Revenue Code of 1986, as amended
                               (the "Code") which requires that at the end of
                               each quarter of each taxable year, with regard
                               to at least 50% of the Fund's total assets, no
                               more than 5% of the total assets may be invested
                               in the securities of a single issuer and that
                               with respect to the remainder of the Fund's
                               total assets, no more than 25% of its total
                               assets are invested in the securities of a
                               single issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities,
      SECURITIES (S)           except the Fund may borrow money directly or
                               through reverse repurchase agreement as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities,
      REVERSE REPURCHASE       except the Fund may borrow money directly or
      AGREEMENTS)              through reverse repurchase agreement as a
      (S)                      temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments; and except to the extent a Fund
                               will enter into futures contracts. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of its total assets
                               are outstanding. The Fund will not borrow money
                               or engage in reverse repurchase agreements for
                               investment leverage purposes.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.

      TOPIC                    VIRGINIA MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate,
      (S)                      including limited partnership interests,
                               although the Fund may invest in municipal bonds
                               secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities.
      (S)                      However, the Fund may purchase put and call
                               options on portfolio securities and on financial
                               futures contracts. In addition, the Fund
                               reserves the right to hedge its portfolio by
                               entering into financial futures contracts and to
                               sell puts and calls on financial futures
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets, except
      (INCLUDING REPURCHASE    portfolio securities up to one-third of the
      AGREEMENTS) (S)          value of its total assets. The Fund may,
                               however, acquire publicly or non-publicly issued
                               municipal bonds or temporary investments or
                               enter into repurchase agreements in accordance
                               with its investment objective, policies and
                               limitations or the Declaration of Trust.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund will normally invest its assets so that
      TAX EXEMPT SECURITIES    at least 80% of its net assets are invested in
      (S)                      obligations which provide interest income which
                               is exempt from federal regular income taxes. The
                               interest retains its tax-free status when
                               distributed to the Fund's shareholders.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by the Fund
                               of initial or variation margin in connection
                               with financial futures contracts or related
                               options transactions is not considered the
                               purchase of a security on margin.
-------------------------------------------------------------------------------
  11. SHORT SALES              The Fund will not sell any securities short or
      (R)                      maintain a short position.
-------------------------------------------------------------------------------
  12. INVESTMENT IN MUNICIPAL  At least 65% of the value of Fund's total assets
      SECURITIES               will be invested in municipal bonds of the
      (R)                      Commonwealth of Virginia.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    FLORIDA HIGH INCOME MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its
      (S)                      total assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of the Fund's total assets may be
                               invested without regard to such 5% limitation.
                               For this purpose each political subdivision,
                               agency, or instrumentality and each multi-state
                               agency of which a state is a member, and each
                               public authority which issues industrial
                               development bonds on behalf of a private entity,
                               will be regarded as a separate issuer for
                               determining the diversification of the Fund's
                               portfolio. Under this limitation, each
                               governmental subdivision, including states and
                               the District of Columbia, territories,
                               possessions of the United States, or their
                               political subdivisions, agencies, authorities,
                               instrumentalities, or similar entities, will be
                               considered a separate issuer of its assets and
                               revenues are separate from those of the
                               governmental body creating it and the security
                               is backed only by its own assets and revenues.
                               Industrial development bonds, backed only by the
                               assets and revenues of a nongovernmental issuer,
                               are considered to be issued solely by the
                               issuer. If, in the case of an industrial
                               development bond or governmental-issued
                               security, a governmental or other entity
                               guarantees the security, such guarantee would be
                               considered a separate security issued by the
                               guarantor as well as the other issuer, subject
                               to limited exclusions allowed by the Investment
                               Company Act of 1940.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior
      SECURITIES (S)           securities or enter into reverse repurchase
                               agreements, except for temporary or emergency
                               purposes, and not for leveraging, and then in
                               amounts not in excess of 10% of the value of the
                               Fund's total assets at the time of such
                               borrowing.

      TOPIC                    FLORIDA HIGH INCOME MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     As a matter of fundamental policy, which may not
      REVERSE REPURCHASE       be changed without shareholder approval, the
      AGREEMENTS)              Fund may not borrow money except as a temporary
      (S)                      measure to facilitate redemption requests which
                               might otherwise require the untimely disposition
                               of portfolio investments and for extraordinary
                               or emergency purposes, provided that the
                               aggregate amount of such borrowings shall not
                               exceed one-third of the value of the total net
                               assets at the time of such borrowing. The Fund
                               may not borrow money, issue senior securities or
                               enter into reverse repurchase agreements, except
                               for temporary or emergency purposes, and not for
                               leveraging, and then in amounts not in excess of
                               10% of the value of the Fund's total assets at
                               the time of such borrowing. The Fund may not
                               mortgage, pledge or hypothecate any assets
                               except in connection with any such borrowing and
                               in amounts not in excess of the lesser of the
                               dollar amounts borrowed or 10% of the value of
                               the Fund's total assets at the time of such
                               borrowing. No Fund will enter into reverse
                               repurchase agreements exceeding 5% of the value
                               of its total assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in
      (S)                      real estate or interests in real estate, except
                               that it may purchase, sell or invest in
                               marketable securities of companies holding real
                               estate or interests in real estate, including
                               real estate investment trusts.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      physical commodities unless acquired as a result
                               of ownership of securities or other instruments
                               (but this shall not prevent the Fund from
                               purchasing or selling options and futures
                               contracts or from investing in securities or
                               other instruments backed by physical
                               commodities.)
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other
      (INCLUDING REPURCHASE    persons, provided that the Fund may purchase
      AGREEMENTS) (S)          issues of debt securities, acquire privately
                               negotiated loans made to municipal borrowers and
                               enter into repurchase agreements.
-------------------------------------------------------------------------------
  9.  CONTROL OR MANAGEMENT    The Fund may not invest in companies for the
      (R)                      purpose of exercising control or management.
-------------------------------------------------------------------------------
  10. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in
      OTHER MINERAL            interests in oil, gas or other mineral
      EXPLORATION OR           exploration or development programs.
      DEVELOPMENT PROGRAMS (R)

      TOPIC                    FLORIDA HIGH INCOME MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
  11. JOINT TRADING            The Fund may not participate on a joint or joint
      (R)                      and several basis in any trading account in any
                               securities. (The "bunching of orders for the
                               purchase or sale of portfolio securities with
                               its investment adviser or accounts under its
                               management to reduce brokerage commissions, to
                               average prices among them or to facilitate such
                               transactions is not considered a trading account
                               in securities for purposes of this restriction).
-------------------------------------------------------------------------------
  12. INVESTMENT IN MUNICIPAL  The Fund will invest, under normal market
      SECURITIES               conditions, at least 80% of its net assets in
      (R)                      municipal securities and at least 90% of such
                               assets will be invested in Florida obligations.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    NEW JERSEY TAX FREE INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund is nondiversified under the federal
      (S)                      securities laws. The 1940 Act does not restrict
                               the percentage of a nondiversified fund's assets
                               that may be invested at any time in the
                               securities of any one issuer. The Fund intends
                               to comply, however, with the Internal Revenue
                               Code's diversification requirements and other
                               requirements applicable to "regulated investment
                               companies" so that they will not be subject to
                               U.S. Federal income tax on income and capital
                               gain distributions to shareholders. The Fund
                               intends to comply with Subchapter M of the
                               Internal Revenue Code of 1986, as amended (the
                               "Code") which requires that at the end of each
                               quarter of each taxable year, with regard to at
                               least 50% of the Fund's total assets, no more
                               than 5% of the total assets may be invested in
                               the securities of a single issuer and that with
                               respect to the remainder of the Fund's total
                               assets, no more than 25% of its total assets are
                               invested in the securities of a single issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not purchase any security of any
      (S)                      issuer (other than issues of the U.S.
                               government, its agencies or instrumentalities)
                               if as a result more than 25% of its total assets
                               would be invested in a single industry;
                               governmental issuers of municipal bonds are not
                               regarded as members of an industry and a Fund
                               may invest more than 25% of its assets in
                               industrial development bonds and, in
                               certificates of deposit and banker's acceptances
                               issued by domestic branches of U.S. banks or New
                               Jersey municipal obligations. The Fund presently
                               does not intend to invest more than 25% of its
                               total assets in municipal obligations the
                               payment of which depends on revenues derived
                               from a single facility or similar types of
                               facilities. The Fund will treat (1) each state,
                               territory and possession of the U.S., the
                               District of Columbia and, if its assets and
                               revenues are separate from those of the entity
                               or entities creating it, each political
                               subdivision, agency and instrumentality of any
                               one (or more, as in the case of a multi state
                               authority or agency) of the foregoing as an
                               issuer of all securities that are backed
                               primarily by its assets or revenues; (2) each
                               company as an issuer of all securities that are
                               backed primarily by its assets or revenues; and
                               (3) each of the foregoing entities as an issuer
                               of all securities that it guarantees; provided,
                               however, that for the purpose of the first
                               fundamental investment restriction no entity
                               shall be deemed to be an issuer of a security
                               that it guarantees so long as no more than 10%
                               of a Fund's total assets (taken at current
                               value) are invested in securities guaranteed by
                               the entity and securities of which it is
                               otherwise deemed to be an issuer.

      TOPIC                    NEW JERSEY TAX FREE INCOME FUND
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis, or collateral arrangement with
                               respect to the writing of options on securities,
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not issue senior securities, borrow
      REVERSE REPURCHASE       money or pledge or mortgage its assets, except
      AGREEMENTS)              that the Fund may borrow from banks up to 10% of
      (S)                      the value of its total net assets for temporary
                               or emergency purposes only to meet anticipated
                               redemption requirements. The Fund will not
                               purchase securities while any such borrowings
                               are outstanding. The Fund may enter into reverse
                               repurchase agreements (treated as borrowings).
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that the Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective. The Fund will treat
                               (1) each state, territory and possession of the
                               U.S., the District of Columbia and, if its
                               assets and revenues are separate from those of
                               the entity or entities creating it, each
                               political subdivision, agency and
                               instrumentality of any one (or more, as in the
                               case of a multi state authority or agency) of
                               the foregoing as an issuer of all securities
                               that are backed primarily by its assets or
                               revenues; (2) each company as an issuer of all
                               securities that are backed primarily by its
                               assets or revenues; and (3) each of the
                               foregoing entities as an issuer of all
                               securities that it guarantees; provided,
                               however, that for the purpose of the first
                               fundamental investment restriction no entity
                               shall be deemed to be an issuer of a security
                               that it guarantees so long as no more than 10%
                               of the Fund's total assets (taken at current
                               value) are invested in securities guaranteed by
                               the entity and securities of which it is
                               otherwise deemed to be an issuer.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase or sell commodities or
      (S)                      commodity contracts or real estate, except that
                               it may purchase and sell securities secured by
                               real estate and securities of companies which
                               invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase or sell commodities or
      (S)                      commodity contracts or real estate, except that
                               it may purchase and sell securities secured by
                               real estate and securities of companies which
                               invest in real estate.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not make loans, except that the
      (INCLUDING REPURCHASE    Fund may purchase or hold debt securities
      AGREEMENTS)              consistent with its investment objectives, lend
      (S)                      portfolio securities valued at not more than 15%
                               of its total assets to broker-dealers and enter
                               into repurchase agreements. In order to generate
                               additional income, the Fund may lend its
                               portfolio securities on a short-term or long-
                               term basis to broker/dealers, banks, or other
                               institutional borrowers of securities. The Fund
                               will only enter into loan arrangements with
                               creditworthy borrowers and will receive
                               collateral in the form of cash or U.S.
                               government securities equal to at least 100% of
                               the value of the securities loaned. As a matter
                               of fundamental investment policy, which cannot
                               be changed without shareholder approval, the
                               Fund will not lend any of its assets except
                               portfolio securities up to 5% of the value of
                               its net assets.

      TOPIC                    NEW JERSEY TAX FREE INCOME FUND
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  The Fund invests at least 80% of its net assets
      TAX EXEMPT SECURITIES    in municipal securities issued by the State of
      (S)                      New Jersey or its counties, municipalities,
                               authorities or other political subdivisions and
                               municipal securities issued by territories or
                               possessions of the United States, such as Puerto
                               Rico, the interest on which, in the opinion of
                               bond counsel, is exempt from federal taxes.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         The Fund may not purchase securities on margin
      (R)                      except that it may obtain such short-term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  11. OTHER INVESTMENT         The Fund may not purchase securities of other
      COMPANIES                investment companies, except to the extent such
      (R)                      purchases are not prohibited by applicable law.
-------------------------------------------------------------------------------
  12. OPTIONS                  The Fund may not write, purchase or sell put or
      (R)                      call options, or combinations thereof, except
                               that the Fund may purchase securities with
                               rights to put securities to the seller in
                               accordance with its investment program.
-------------------------------------------------------------------------------
  13. INVESTMENT IN EQUITY     The Fund may not purchase equity securities or
      SECURITIES               securities convertible into equity securities.
      (R)
-------------------------------------------------------------------------------
  14. RESTRICTED SECURITIES    The Fund may not purchase restricted securities,
      (R)                      which are securities that must be registered
                               under the Securities Act of 1933 before they may
                               be offered or sold to the public. This
                               restriction does not apply to restricted
                               securities which are determined to be liquid by
                               the Fund's investment adviser under supervision
                               of the Board of Trustees.
-------------------------------------------------------------------------------
  15. INVESTMENT IN STATE TAX  The Fund invests at least 80% of its net assets
      EXEMPT SECURITIES        in municipal securities issued by the State of
      (R)                      New Jersey or its counties, municipalities,
                               authorities or other political subdivisions and
                               municipal securities issued by territories or
                               possessions of the United States, such as Puerto
                               Rico, the interest on which, in the opinion of
                               bond counsel, is exempt from New Jersey personal
                               income taxes.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX-FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SHORT-INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------------
  1.  DIVERSIFICATION          The Fund may not invest more than 5% of its total
      (S)                      assets, at the time of the investment in question, in
                               the securities of any one issuer other than the U.S.
                               government and its agencies or instrumentalities,
                               except that up to 25% of the value of the Fund's total
                               assets may be invested without regard to such 5%
                               limitation. For this purpose each political
                               subdivision, agency, or instrumentality and each multi-
                               state agency of which a state is a member, and each
                               public authority which issues industrial development
                               bonds on behalf of a private entity, will be regarded
                               as a separate issuer for determining the
                               diversification of the Fund's portfolio. Under this
                               limitation, each governmental subdivision, including
                               states and the District of Columbia, territories,
                               possessions of the United States, or their political
                               subdivisions, agencies, authorities, instrumentalities,
                               or similar entities, will be considered a separate
                               issuer of its assets and revenues are separate from
                               those of the governmental body creating it and the
                               security is backed only by its own assets and revenues.
                               Industrial development bonds, backed only by the assets
                               and revenues of a nongovernmental issuer, are
                               considered to be issued solely by the that issuer. If,
                               in the case of an industrial development bond or
                               governmental-issued security, a governmental or other
                               entity guarantees the security, such guarantee would be
                               considered a separate security issued by the guarantor
                               as well as the other issuer, subject to limited
                               exclusions allowed by the Investment Company Act of
                               1940. The Fund may not purchase more than 10% of any
                               class of voting securities of any one issuer other than
                               the U.S. government and its agencies or
                               instrumentalities.
--------------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund may not invest 25% or more of its total assets
      (S)                      in the securities of issuers conducting their principal
                               business activities in any one industry; provided, that
                               this limitation shall not apply to obligations issued
                               or guaranteed by the U.S. government or its agencies or
                               instrumentalities and to municipal securities.
--------------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund may not borrow money, issue senior securities
      SECURITIES               or enter into reverse repurchase agreements, except for
      (S)                      temporary or emergency purposes, and not for
                               leveraging, and then in amounts not in excess of 10% of
                               the value of the Fund's total assets at the time of
                               such borrowing.

      TOPIC                    SHORT-INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund may not borrow money, issue senior securities
      REVERSE REPURCHASE       or enter into reverse repurchase agreements, except for
      AGREEMENTS)              temporary or emergency purposes, and not for
      (S)                      leveraging, and then in amounts not in excess of 10% of
                               the value of the Fund's total assets at the time of
                               such borrowing. The Fund may not mortgage, pledge or
                               hypothecate any assets except in connection with any
                               such borrowing and in amounts not in excess of the
                               lesser of the dollar amounts borrowed or 10% of the
                               value of each Fund's total assets at the time of such
                               borrowing. No Fund will enter into reverse repurchase
                               agreements exceeding 5% of the value of its total
                               assets.
--------------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of underwriting
      OF OTHER ISSUERS         the securities of other issuers, provided that the
      (S)                      purchase of municipal securities or other permitted
                               investments, directly from the issuer thereof (or from
                               an underwriter for an issuer) and the later disposition
                               of such securities in accordance with the Fund's
                               investment program shall not be deemed to be an
                               underwriting.
--------------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund may not purchase, sell or invest in real
      (S)                      estate or interests in real estate, except that the
                               Fund may purchase municipal securities and other debt
                               securities secured by real estate or interests therein.
--------------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund may not purchase, sell or invest in
      (S)                      commodities, commodity contracts or financial futures
                               contracts.
--------------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund may not lend its funds to other persons,
      (INCLUDING REPURCHASE    provided that the Fund may purchase issues of debt
      AGREEMENTS)              securities, acquire privately negotiated loans made to
      (S)                      municipal borrowers and enter into repurchase
                               agreements. The Fund may not lend its portfolio
                               securities, unless the borrower is a broker, dealer or
                               financial institution that pledges and maintains
                               collateral with the Fund consisting of cash or
                               securities issued or guaranteed by the U.S. government
                               having a value at all times not less than 100% of the
                               current market value of the loaned securities,
                               including accrued interest, provided that the aggregate
                               amount of such loans shall not exceed 30% of the Fund's
                               total assets.
--------------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  Under normal circumstances, it is anticipated that the
      TAX-EXEMPT SECURITIES    Fund will invest its assets so that at least 80% of its
      (S)                      annual investment income is exempt from Federal income
                               tax other than the Federal alternative minimum tax.
--------------------------------------------------------------------------------------
  10. UNSEASONED               The Fund may not invest more than 5% of its total
      ISSUERS                  assets in securities that have been in continuous
      (R)                      operation for less than three years, including
                               operating periods of their predecessors, except that no
                               limitation shall apply to the extent that the Fund may
                               invest in obligations issued or guaranteed by the U.S.
                               government and its agencies or instrumentalities.

      TOPIC                    SHORT-INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------------
  11. CONTROL OR               The Fund may not invest in companies for the purpose of
      MANAGEMENT               exercising control or management.
      (R)
--------------------------------------------------------------------------------------
  12. SHORT SALES              The Fund will not sell any securities short or maintain
      (R)                      a short position.
--------------------------------------------------------------------------------------
  13. MARGIN PURCHASES         The Fund may not purchase securities on margin, except
      (R)                      that the Fund may obtain such short-term credits as may
                               be necessary for the clearance of transactions. A
                               deposit or payment by a Fund of initial or variation
                               margin in connection with financial futures contracts
                               or related options transactions is not considered the
                               purchase of a security on margin.
--------------------------------------------------------------------------------------
  14. OFFICERS' AND            The Fund may not purchase or retain the securities of
      DIRECTORS'               any issuer if (i) one or more officers or Trustees of a
      OWNERSHIP OF             Fund or its investment adviser individually owns or
      SHARES                   would own, directly or beneficially, more than or 1% of
      (R)                      the securities of such issuer, and (ii) in the
                               aggregate, such persons own or would own, directly or
                               beneficially, more than 5% of such securities.
--------------------------------------------------------------------------------------
  15. WARRANTS                 The Fund may not invest more than 5% of its total net
      (R)                      assets in warrants, and, of this amount, no more than
                               2% of the Fund's total net assets may be invested in
                               warrants that are listed on neither the New York nor
                               the American Stock Exchange.
--------------------------------------------------------------------------------------
  16. INTERESTS IN OIL, GAS OR The Fund may not purchase, sell or invest in interests
      OTHER MINERAL            in oil, gas or other mineral exploration or development
      EXPLORATION OR           programs.
      DEVELOPMENT PROGRAMS
      (R)
--------------------------------------------------------------------------------------
  17. OPTIONS                  The Fund may not write, purchase or sell put or call
      (R)                      options, or combinations thereof, except that the Fund
                               may purchase securities with rights to put securities
                               to the seller in accordance with its investment
                               program.
--------------------------------------------------------------------------------------
  18. INVESTMENT IN            The Fund may not invest more than 20% of its total
      MUNICIPAL                assets in securities other than municipal securities
      SECURITIES               (as described under "Description of the Funds--
      (R)                      Investment Objectives and Policies" in the Fund's
                               Prospectus), unless extraordinary circumstances dictate
                               a more defensive posture.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            MUNICIPAL/TAX FREE FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    HIGH GRADE TAX FREE FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of the value of its total
      (S)                      assets, the Fund will not purchase securities of
                               any one issuer (other than cash, cash items or
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities)
                               if as a result more than 5% of the value of its
                               total assets would be invested in the securities
                               of that issuer. Under this limitation, each
                               governmental subdivision, including states and
                               the District of Columbia, territories,
                               possessions of the United States, or their
                               political subdivisions, agencies, authorities,
                               instrumentalities, or similar entities, will be
                               considered a separate issuer of its assets and
                               revenues are separate from those of the
                               governmental body creating it and the security
                               is backed only by its own assets and revenues.
                               Industrial development bonds, backed only by the
                               assets and revenues of a nongovernmental issuer,
                               are considered to be issued solely by the that
                               issuer. If, in the case of an industrial
                               development bond or governmental-issued
                               security, a governmental or other entity
                               guarantees the security, such guarantee would be
                               considered a separate security issued by the
                               guarantor as well as the other issuer, subject
                               to limited exclusions allowed by the Investment
                               Company Act of 1940.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            The Fund will not purchase securities if, as a
      (S)                      result of such purchase, 25% or more of the
                               value of its total assets would be invested in
                               any one industry, or in industrial development
                               bonds or other securities, the interest upon
                               which is paid from revenues of similar types of
                               projects. However, the Fund may invest as
                               temporary investments more than 25% of the value
                               of their total assets in cash or cash items,
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities,
                               or instruments secured by these money market
                               instruments, such as repurchase agreements.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           The Fund will not issue senior securities,
      SECURITIES (S)           except the Fund may borrow money directly or
                               through reverse repurchase agreement as a
                               temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption requests
                               without immediately selling portfolio
                               instruments; and except to the extent a Fund
                               will enter into futures contracts.

      TOPIC                    HIGH GRADE TAX FREE FUND
-------------------------------------------------------------------------------
  4.  BORROWING (INCLUDING     The Fund will not issue senior securities,
      REVERSE REPURCHASE       except the Fund may borrow money directly or
      AGREEMENTS)              through reverse repurchase agreement as a
      (S)                      temporary measure for extraordinary or emergency
                               purposes in an amount up to one-third of the
                               value of its total assets, including the amount
                               borrowed, in order to meet redemption request
                               without immediately selling portfolio
                               instruments; and except to the extent a Fund
                               will enter into futures contracts. Any such
                               borrowings need not be collateralized. The Fund
                               will not purchase any securities while
                               borrowings in excess of 5% of its total assets
                               are outstanding. The Fund will not borrow money
                               or engage in reverse repurchase agreements for
                               investment leverage purposes. The Fund will not
                               mortgage, pledge or hypothecate any assets
                               except to secure permitted borrowings. In those
                               cases, the Fund may pledge assets having a
                               market value not exceeding the lesser of the
                               dollar amounts borrowed or 15% of the value of
                               total assets at the time of borrowing. Margin
                               deposits for the purchase and sale of financial
                               futures contracts and related options and
                               segregation or collateral arrangements made in
                               connection with options activities and the
                               purchase of securities on a when-issued basis
                               are not deemed to be a pledge.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  The Fund may not engage in the business of
      OF OTHER ISSUERS         underwriting the securities of other issuers,
      (S)                      provided that the purchase of municipal
                               securities or other permitted investments,
                               directly from the issuer thereof (or from an
                               underwriter for an issuer) and the later
                               disposition of such securities in accordance
                               with a Fund's investment program shall not be
                               deemed to be an underwriting.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              The Fund will not buy or sell real estate,
      (S)                      although it may invest in securities of
                               companies whose business involves the purchase
                               or sale of real estate or in securities which
                               are secured by real estate or interests in real
                               estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              The Fund will not purchase or sell commodities
      (S)                      or commodity contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          The Fund will not lend any of its assets except
      (INCLUDING REPURCHASE    that it may purchase or hold money market
      AGREEMENTS) (S)          instruments, including repurchase agreements and
                               variable amount demand master notes in
                               accordance with its investment objective,
                               policies and limitations and it may lend
                               portfolio securities valued at not more than 15%
                               of its total assets to broker-dealers.
-------------------------------------------------------------------------------
  9.  INVESTMENTS IN FEDERALLY Under normal circumstances, it is anticipated
      TAX EXEMPT SECURITIES    that the Fund will invest its assets so that at
      (S)                      least 80% of its annual investment income is
                               exempt from Federal income tax other than the
                               Federal alternative minimum tax

      TOPIC                    HIGH GRADE TAX FREE FUND
-------------------------------------------------------------------------------
  10. SHORT SALES              The Fund will not make short sales of securities
      (R)                      or maintain a short position, unless at all
                               times when a short position is open the Fund
                               owns an equal amount of such securities or of
                               securities which, without payment of any further
                               consideration are convertible into or exchange
                               able for securities of the same issue as, and
                               equal in amount to, the securities sold short.
                               The use of short sales will allow the funds to
                               retain certain bonds in their portfolios longer
                               than it would without such sales. To the extent
                               that the Fund receives the current income
                               produced by such bonds for a longer period than
                               it might otherwise, a Fund's investment
                               objective is furthered.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         The Fund may not purchase securities on margin,
      (R)                      except that the Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by the Fund
                               of initial or variation margin in connection
                               with financial futures contracts or related
                               options transactions is not considered the
                               purchase of a security on margin.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         The Fund will not purchase securities of
      COMPANIES                investment companies only in open-market
      (R)                      transactions involving customary broker's
                               commissions. However, these limitations are not
                               applicable if the securities are acquired in a
                               merger, consolidation or acquisition of assets.
                               It should be noted that investment companies
                               incur certain expenses such as management fees
                               and therefore any investment by a Fund in shares
                               of another investment company would be subject
                               to such duplicate expenses.
-------------------------------------------------------------------------------
  13. INTERESTS IN OIL, GAS OR The Fund will not purchase interests in or sell
      OTHER MINERAL            oil, gas or other mineral exploration or
      EXPLORATIONS OR          development programs or leases, although it may
      DEVELOPMENT PROGRAMS     purchase the securities or issuers which invest
      (R)                      in or sponsor such programs.
-------------------------------------------------------------------------------
  14. RESTRICTED SECURITIES    The Fund will not invest more than 10% of its
      (R)                      total assets in securities subject to
                               restrictions on resale under the Federal
                               Securities Laws.
-------------------------------------------------------------------------------
  15. INVESTMENT IN TAXABLE    The Fund may temporarily invest up to 20% of its
      SECURITIES               total assets in taxable securities.
      (R)

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    NATURAL RESOURCES FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund
      (S)                      may not invest more than 5% of the value of its
                               total assets, determined at market or other fair
                               value at the time of purchase, in the securities
                               of any one issuer, or invest in more than 10% of
                               the outstanding voting securities of any one
                               issuer, all as determined immediately after such
                               investment; provided that these limitations do
                               not apply to investments in securities issued or
                               guaranteed by the U.S. government or its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest more than 25% of the value
      (S)                      of its total assets in the securities of issuers
                               in any one industry other than securities issued
                               or guaranteed by the U.S. government or its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities, except
      SECURITIES (S)           that Fund may (a) make permitted borrowings of
                               money; (b) enter into firm commitment agreements
                               and collateral arrangements with respect to the
                               writing of options on securities and engage in
                               permitted transactions in futures and options
                               thereon and forward contracts; and (c) issue
                               shares of any additional permitted classes or
                               series.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      (a) borrow from any bank, provided that,
                               immediately after any such borrowing there is
                               asset coverage of at least 300% for all
                               borrowings; (b) borrow for temporary purposes
                               only and in an amount not exceeding 5% of the
                               value of the Fund's total assets, computed at
                               the time of borrowing; or (c) enter into reverse
                               repurchase agreements, provided that,
                               immediately after entering into any such
                               agreements, there is asset coverage of at least
                               300% of all bank borrowings and reverse
                               repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  N/A
      OF OTHER ISSUERS
      (S)
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not invest in real estate, except that
      (S)                      Fund may invest in securities directly or
                               indirectly secured by real estate and interests
                               therein and securities of companies that invest
                               in real estate and interests therein, including
                               mortgages and other liens.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not invest in commodities, except that
      (S)                      Fund may enter into financial futures contracts
                               and options thereon for hedging purposes and
                               enter into forward contracts.

      TOPIC                    NATURAL RESOURCES FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      (a) make, purchase, or hold publicly and
                               nonpublicly offered debt securities (including
                               convertible securities) and other debt
                               investments, including loans, consistent with
                               its investment objective; (b) lend its portfolio
                               securities to broker-dealers; and (c) enter into
                               repurchase agreements.
                               Fund does not presently intend to lend its
                               securities if, as a result, the aggregate of all
                               outstanding securities loans exceeds 15% of the
                               value of the Fund's total assets taken at their
                               current value. Shareholder approval is necessary
                               to amend the following conditions which Fund
                               must meet in order to be permitted by the SEC to
                               engage in loan transactions: (1) Fund must
                               receive 100% collateral in the form of cash or
                               cash equivalents, e.g., U. S. Treasury bills or
                               notes, from the borrower; and (2) the borrower
                               must increase the collateral whenever the market
                               value of the securities (determined on a daily
                               basis) exceeds the value of the collateral.
                               Other such conditions for the making of loans
                               exist but do not require shareholder approval
                               before being amended from time to time by Fund's
                               Board of Trustees.
-------------------------------------------------------------------------------
  9.  FUND OF FUNDS            Notwithstanding any other investment policy or
      (R)                      restriction, Fund may invest all of its assets
                               in the securities of a single open-end
                               management investment company with substantially
                               the same fundamental investment objectives,
                               policies and restrictions as the Fund.

                              EVERGREEN FUNDS

                CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               EQUITY FUNDS

    "S": Fundamental Restriction to be Standardized

    "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    GROWTH AND INCOME FUND (S-1)
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund
      (S)                      may not invest more than 5% of the value of its
                               total assets, determined at market or other fair
                               value at the time of purchase, in the securities
                               of any one issuer, or invest in more than 10% of
                               the outstanding voting securities of any one
                               issuer, all as determined immediately after such
                               investment; provided that these limitations do
                               not apply to investments in securities issued or
                               guaranteed by the U.S. government or its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest more than 25% of its total
      (S)                      assets in the securities of issuers in any
                               single industry, other than securities issued by
                               banks and savings and loan associations or
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           (See "Borrowing")
      SECURITIES (S)
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      (a) borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               10% of the value of the Fund's net assets
                               (computed at cost); or (b) enter into reverse
                               repurchase agreements (bank borrowings and
                               reverse repurchase agreements, in aggregate,
                               shall not exceed 10% of the value of Fund's net
                               assets).
                               Fund has no current intention of attempting to
                               increase its net income by borrowing and intends
                               to repay any borrowings made in accordance with
                               the investment restriction enumerated above
                               before it makes any additional investments.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities, except that
      OF OTHER ISSUERS         Fund may purchase securities from issuers
      (S)                      thereof or others and dispose of such securities
                               in a manner consistent with its other investment
                               policies; in the disposition of restricted
                               securities, Fund may be deemed to be an
                               underwriter, as defined in the Securities Act of
                               1933.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate or
      (S)                      interests in real estate, except that it may
                               purchase and sell securities secured by real
                               estate and securities of companies which invest
                               in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may engage
                               in currency or other financial futures contracts
                               and related options transactions.

      TOPIC                    GROWTH AND INCOME FUND (S-1)
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      purchase money market securities, enter into
                               repurchase agreements, buy publicly and
                               privately distributed debt securities and lend
                               limited amounts of its portfolio securities to
                               broker-dealers; all such investments must be
                               consistent with Fund's investment objective and
                               policies.
                               Fund will not lend securities to brokers or
                               dealers if, as a result, the aggregate of all
                               outstanding securities loans exceed 15% of the
                               value of the Fund's total assets taken at their
                               current value.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of the value of
      (R)                      its total assets in companies which have been in
                               operation for less than 3 years.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest for the primary purpose of
      (R)                      exercising control over or management of any
                               issuer.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund may not make short sales of securities.
      (R)
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not make margin purchases.
      (R)
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase the securities of any
      COMPANIES                other investment company except in the open
      (R)                      market and at customary brokerage rates and in
                               no event more than 3% of the voting securities
                               of any investment company.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SELECT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund may not
      (S)                      invest more than 5% of the value of its total assets,
                               determined at market or other fair value at the time of
                               purchase, in the securities of any one issuer, or
                               invest in more than 10% of the outstanding voting
                               securities of any one issuer, all as determined at the
                               time of purchase; provided that these limitations do
                               not apply to investments in securities issued or
                               guaranteed by the U.S. government or its agencies or
                               instrumentalities.
--------------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not concentrate its investments in the
      (S)                      securities of issuers in any one industry other than
                               securities issued or guaranteed by the U.S. government
                               or its agencies or instrumentalities.
--------------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities, except that Fund
      SECURITIES               may (a) make permitted borrowings of money; (b) enter
      (S)                      into firm commitment agreements and collateral
                               arrangements with respect to the writing of options on
                               securities and engage in permitted transactions in
                               futures and options thereon and forward contracts; and
                               (c) issue shares of any additional permitted classes or
                               series.
--------------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may (a)
      (S)                      borrow from any bank, provided that, immediately after
                               any such borrowing there is asset coverage of at least
                               300% for all borrowings; (b) borrow for temporary
                               purposes only and in an amount not exceeding 5% of the
                               value of the Fund's total assets, computed at the time
                               of borrowing; or (c) enter into reverse repurchase
                               agreements, provided that, immediately after entering
                               into any such agreements, there is asset coverage of at
                               least 300% of all bank borrowings and reverse
                               repurchase agreements.
--------------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not engage in the business of underwriting
      OF OTHER ISSUERS         securities issued by other persons, except insofar as
      (S)                      Fund may be deemed to be an underwriter in connection
                               with the disposition of its portfolio investments.
--------------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not invest in real estate, except that Fund
      (S)                      may invest in securities directly or indirectly secured
                               by real estate and interests therein and securities of
                               companies that invest in real estate and interests
                               therein, including mortgages and other liens.
--------------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not invest in commodities, except that Fund
      (S)                      may enter into financial futures contracts and options
                               thereon for hedging purposes and enter into forward
                               contracts.

      TOPIC                    SELECT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may (a) make,
      (S)                      purchase, or hold publicly and nonpublicly offered debt
                               securities (including convertible securities) and other
                               debt investments, including loans, consistent with its
                               investment objective; (b) lend its portfolio securities
                               to broker-dealers; and (c) enter into repurchase
                               agreements.
                               Fund will not lend securities to broker-dealers if, as
                               a result, the aggregate of all outstanding securities
                               loans exceeds 1/3 of the value of Fund's total assets
                               taken at their current value.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    OMEGA FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 10% of Fund's
      (S)                      total assets (taken at market or fair value as
                               determined by Fund's Board of Trustees) in the
                               securities of any one issuer (except U.S.
                               government securities).
                               As a diversified investment company, Fund has
                               undertaken not to purchase a security if, as a
                               result, more than 10% of the outstanding voting
                               securities of any single issuer would be held by
                               Fund or more than 5% of its total assets would
                               be invested in the securities of any one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not concentrate its investments in any
      (S)                      particular industry.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           (See "Borrowing")
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow, unless, immediately after
      (S)                      any such borrowing, such borrowing and all other
                               such borrowings and other liabilities do not
                               exceed 1/3 of the value of Fund's total assets
                               (including all such borrowings), taken at market
                               or other fair value.
                               A borrowing limitation in excess of 5% is
                               generally associated with a leveraged fund. Fund
                               anticipates borrowing only for temporary
                               purposes. To the extent Fund's total borrowings
                               exceed 5%, no additional investments will be
                               made until such borrowings are reduced to 5%.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not act as a securities underwriter, or
      OF OTHER ISSUERS         act as a distributor of securities of which it
      (S)                      is the issuer, except that Fund may issue, sell
                               and distribute securities of which it is the
                               issuer, including additional shares of its
                               capital stock, and may act as its own
                               distributor of such securities to the extent
                               that such action is not in contravention of such
                               rules and regulations as the SEC may prescribe
                               in respect thereof, and except that Fund might
                               be deemed an underwriter within the meaning of
                               Section 2(11) of the Securities Act of 1933 in
                               making sales of restricted securities.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate or
      (S)                      interests in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may engage
                               in transactions in commodity futures contracts
                               and options on commodity futures contracts,
                               other than physical commodity futures contracts.

      TOPIC                    OMEGA FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except by the purchase
      (S)                      of a portion of an issue of bonds, notes,
                               debentures or other obligations publicly
                               distributed or of a type customarily purchased
                               by financial institutions, or by entering into
                               loan transactions with respect to portfolio
                               securities not in excess of 25% of Fund's total
                               assets (taken at current value) immediately
                               after such transaction; Fund will not lend any
                               of its assets to any investment adviser or
                               principal underwriter for Fund or to any
                               officer, trustee or employee of either of them
                               or of Fund.
                               Loans of Fund securities may not exceed 25% of
                               Fund's total assets. Shareholder approval is
                               necessary to amend the following conditions
                               which Fund must meet in order to be permitted by
                               the SEC to engage in loan transactions: (1) Fund
                               must receive 100% collateral in the form of cash
                               or cash equivalents, e.g., U. S. Treasury bills
                               or notes, from the borrower; and (2) the
                               borrower must increase the collateral whenever
                               the market value of the securities (determined
                               on a daily basis) exceeds the value of the
                               collateral. Other such conditions for the making
                               of loans exist but do not require shareholder
                               approval before being amended from time to time
                               by Fund's Board of Trustees.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not purchase securities of any company
      (R)                      with a record of less than 3 years' continuous
                               operation (including that of predecessors) if
                               such purchase would cause Fund's investments in
                               such companies taken at cost to exceed 5% of
                               Fund's total assets taken at market value.
-------------------------------------------------------------------------------
  10. SHORT SALES              Fund may not make short sales of securities or
      (R)                      maintain a short position, unless, at all times
                               when a short position is open, it owns an equal
                               amount of such securities convertible into or
                               exchangeable, without payment of any further
                               consideration, for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short and unless not more than 15% of Fund's net
                               assets (taken at market or fair value as
                               determined by Fund's Board of Trustees) is held
                               as collateral for such sales at any one time (a
                               reason for making such a sale would be to defer
                               realization of gain or loss for federal income
                               tax purposes).
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         Fund may not purchase securities on margin,
      (R)                      provided that Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               purchases and sales of securities.

      TOPIC                    OMEGA FUND
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         Fund may not purchase or acquire the securities
      COMPANIES                of any other investment company; except that it
      (R)                      may make such a purchase or acquisition in the
                               open market involving no commission or profit to
                               a sponsor or dealer (other than the customary
                               broker's commission); provided that, immediately
                               after such purchase or acquisition, Fund and any
                               company or companies controlled by Fund do not
                               own in the aggregate: (a) more than 3% of the
                               total outstanding voting stock of the acquired
                               company; (b) securities issued by the acquired
                               company having an aggregate value in excess of
                               5% of the value of the total assets of Fund; or
                               (c) securities issued by the acquired company
                               and all other investment companies having an
                               aggregate value in excess of 10% of the value of
                               the total assets of Fund; and provided that,
                               immediately after such purchase or acquisition,
                               Fund, other investment companies having the same
                               investment adviser, and companies controlled by
                               Fund and/or such investment companies do not own
                               more than 10% of the total outstanding voting
                               stock of any closed-end investment company so
                               purchased or acquired.
                               A purchase by Fund of securities of other
                               investment companies would result in a layering
                               of expenses such that Fund's shareholders would
                               indirectly bear a proportionate share of the
                               expenses of those investment companies,
                               including operating costs, investment advisory
                               fees and administrative fees. Fund does not
                               anticipate purchasing the securities of other
                               investment companies.
-------------------------------------------------------------------------------
  13. OFFICERS' AND DIRECTORS' Fund may not purchase or retain the securities
      OWNERSHIP OF SHARES      of any issuer if those officers and trustees of
      (R)                      Fund or its investment adviser owning
                               individually more than 1/2 of 1% of the
                               securities of such issuer together own more than
                               5% of the securities of such issuer.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    PRECIOUS METALS HOLDINGS, INC.
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 5% of its total
      (S)                      assets taken at market value in the securities
                               of any one issuer, not including securities of
                               the U.S. government and its instrumentalities
                               and the securities of one or more domestic or
                               foreign wholly-owned subsidiaries except that up
                               to 25% of its total assets may be invested
                               without regard to this limit.
                               Fund may not acquire, directly or indirectly,
                               more than 10% of the voting securities of any
                               issuer other than one or more domestic or
                               foreign wholly-owned subsidiaries.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund "concentrates" (within the meaning of the
      (S)                      1940 Act) its assets in securities related to
                               mining, processing or dealing in gold or other
                               precious metals and minerals, which means that
                               at least 25% of its assets will be invested in
                               the securities of these industries.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue any senior securities.
      SECURITIES
      (S)
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      (a) borrow money from banks for emergency or
                               extraordinary purposes in aggregate amounts up
                               to 5% of its net assets and (b) enter into
                               reverse repurchase agreements.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite the securities of other
      OF OTHER ISSUERS         issuers, except to the extent that, in
      (S)                      connection with the disposition of securities of
                               the type referred to in current Fundamental
                               Restriction 17 below, Fund may be deemed to be
                               an underwriter under certain U.S. securities
                               laws.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate or
      (S)                      interests therein or real estate mortgages,
                               provided that the foregoing shall not prevent
                               Fund from purchasing or selling (a) readily
                               marketable securities which are secured by
                               interests in real estate and (b) readily
                               marketable securities of companies which deal in
                               real estate, including real estate investment
                               trusts.

      TOPIC                    PRECIOUS METALS HOLDINGS, INC.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may invest
                               in the securities of one or more domestic or
                               foreign wholly-owned subsidiaries which deal in
                               precious metals and minerals and contracts relat
                               to the limitation that no such investment may be
                               made if at the time thereof the fair value of
                               all such investments exceeds, or by virtue of
                               such investment would exceed, an amount equal to
                               25% of the then market value of Fund's total
                               assets, and except also that Fund may engage in
                               currency or other financial futures and related
                               options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans to other persons, except
      (S)                      through the investment of up to 25% of the total
                               assets of Fund in one or more domestic or
                               foreign wholly-owned subsidiaries; for the
                               purposes of this restriction, the purchase of a
                               portion of an issue of bonds, notes, debentures
                               or other obligations distributed publicly,
                               whether or not the purchase is made upon the
                               original issuance of such securities, will not
                               be deemed to be the making of a loan.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of the value of
      (R)                      Fund's total assets in the securities of any
                               issuers which have a record of less than 3 years
                               continuous operation, including the similar
                               operations of predecessors or parents, or equity
                               securities of issuers which are not readily
                               marketable, except that this restriction shall
                               not apply to Fund's investments in one or more
                               domestic or foreign wholly-owned subsidiaries.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest in companies for the purpose
      (R)                      of exercising control or management, except for
                               one or more domestic or foreign wholly-owned
                               subsidiaries.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund may not sell securities short, unless at
      (R)                      the time it owns an equal amount of such
                               securities or, by virtue of ownership of
                               convertible or exchangeable securities, it has
                               the right to obtain through conversion or
                               exchange of such other securities an amount
                               equal to the securities sold short, in which
                               case Fund will retain such securities as long as
                               it is in a short position.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not purchase or sell securities on
      (R)                      margin, but it may obtain such short-term
                               credits as may be necessary for the clearance of
                               purchased and sold securities.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase the securities of any
      COMPANIES                other investment company, except that it may
      (R)                      make such a purchase (a) in the open market
                               involving no commission or profit to a sponsor
                               or dealer, other than the customary broker's
                               commission, and (b) as part of a merger,
                               consolidation or acquisition of assets; provided
                               that immediately after any such purchase (a) not
                               more than 10% of Fund's total assets would be
                               invested in such securities and (b) not more
                               than 3% of the voting stock of such company
                               would be owned by Fund.

      TOPIC                    PRECIOUS METALS HOLDINGS, INC.
-------------------------------------------------------------------------------
  14. OFFICERS' AND DIRECTORS' Fund may not purchase or retain the securities
      OWNERSHIP OF SHARES      of any issuer if the Treasurer of Fund has
      (R)                      knowledge that those officers and/or Directors
                               of Fund or its investment adviser who own
                               individually more than of 1% of the securities
                               of such issuer together own more than 5% of the
                               securities of such issuer.
-------------------------------------------------------------------------------
  15. OIL, GAS AND MINERALS    Fund may not invest in oil and gas interests,
      (R)                      puts, calls, straddles, spreads and options,
                               except that Fund may write covered call options
                               traded on the London Stock Exchange, a national
                               securities exchange or the over-the-counter
                               market and purchase call options to close out
                               previously written call options; this
                               restriction shall not apply to the extent the
                               investments of one or more domestic or foreign
                               wholly-owned subsidiaries in metals or minerals
                               contracts might be considered options.
-------------------------------------------------------------------------------
  16. PLEDGES                  Fund may not pledge more than 15% of its net
      (R)                      assets to secure indebtedness; the purchase or
                               sale of securities on a "when issued" basis, or
                               collateral arrangements with respect to the
                               writing of options on securities, are not deemed
                               to be a pledge of assets.
                               As a matter of practice, Fund does not pledge
                               its assets except in the course of portfolio
                               trading.
-------------------------------------------------------------------------------
  17. ILLIQUID SECURITIES      Fund may not invest more than 15% of its net
      (R)                      assets in securities for which market quotations
                               are not readily available, or in repurchase
                               agreements maturing in more than 7 days; except
                               that this restriction shall not apply to Fund's
                               investments in one or more domestic or foreign
                               wholly-owned subsidiaries, and except also that
                               Fund may write covered call options traded on
                               the over-the-counter market and purchase call
                               options to close out existing positions.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  EQUITY FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    STRATEGIC GROWTH FUND (K-2)
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund
      (S)                      may not invest more than 5% of the value of its
                               total assets, determined at market or other fair
                               value at the time of purchase, in the securities
                               of any one issuer, or invest in more than 10% of
                               the outstanding voting securities of any one
                               issuer, all as determined immediately after such
                               investment; provided that these limitations do
                               not apply to investments in securities issued or
                               guaranteed by the U.S. government or its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest more than 25% of its assets
      (S)                      in the securities of issuers in any single
                               industry.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund will not issue senior securities, except as
      SECURITIES               appropriate to evidence indebtedness which Fund
      (S)                      is permitted to incur pursuant to Fundamental
                               Restriction 4 below and except for shares of any
                               additional series or portfolios which may be
                               established by the Trustees.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      (i) borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               10% of the value of Fund's net assets (computed
                               at cost), or (ii) enter into reverse repurchase
                               agreements provided that bank borrowings and
                               reverse repurchase agreements, in aggregate,
                               shall not exceed 10% of the value of Fund's
                               assets.
                               Fund has no current intention of attempting to
                               increase its net income by borrowing and intends
                               to repay any borrowings made in accordance with
                               the investment restriction enumerated above
                               before it makes any additional investments.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities, except that
      OF OTHER ISSUERS         Fund may purchase securities from issuers
      (S)                      thereof or others and dispose of such securities
                               in a manner consistent with its other investment
                               policies; in the disposition of restricted
                               securities, Fund may be deemed to be an
                               underwriter, as defined in the Securities Act of
                               1933.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate or
      (S)                      interests in real estate, except that it may
                               purchase and sell securities secured by real
                               estate and securities of companies which invest
                               in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may engage
                               in currency or other financial futures contracts
                               and related options transactions.

      TOPIC                    STRATEGIC GROWTH FUND (K-2)
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund will not make loans, except that Fund may
      (S)                      buy publicly and privately distributed debt
                               securities, provided that such securities
                               purchases are consistent with its investment
                               objectives and policies, and except that Fund
                               may lend limited amounts of its portfolio
                               securities to broker-dealers.
                               Fund will not lend securities to brokers and
                               dealers if as a result the aggregate of all
                               outstanding securities loans exceeds 15% of the
                               value of Fund's total assets taken at their
                               current value.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of the value of
      (R)                      its total assets in companies which have been in
                               operation for less than 3 years.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest in a company for the purpose
      (R)                      of control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund may not make short sales of securities.
      (R)
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not make margin purchases.
      (R)
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase the securities of any
      COMPANIES                other investment company except in the open
      (R)                      market and at customary brokerage rates and in
                               no event more than 3% of the voting securities
                               of any investment company.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    HIGH INCOME BOND FUND (B-4)
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund
      (S)                      may not invest more than 5% of the value of its
                               total assets, determined at market or other fair
                               value at the time of purchase, in the securities
                               of any one issuer, or invest in more than 10% of
                               the outstanding voting securities of any one
                               issuer, all as determined immediately after such
                               investment; provided that these limitations do
                               not apply to investments in securities issued or
                               guaranteed by the U.S. government or its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest more than 25% of its assets
      (S)                      in the securities of issuers in any single
                               industry, other than securities issued by banks
                               and savings and loan associations or securities
                               issued or guaranteed by the U.S. government, its
                               agencies or instrumentalities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund will not issue senior securities, except as
      SECURITIES               appropriate to evidence indebtedness which Fund
      (S)                      is permitted to incur pursuant to Fundamental
                               Restriction 4 below and except for shares of any
                               additional series or portfolios which may be
                               established by the Trustees.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      (a) borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               10% of the value of Fund's net assets (computed
                               at cost), or (b) enter into reverse repurchase
                               agreements (bank borrowings and reverse
                               repurchase agreements, in aggregate, shall not
                               exceed 10% of the value of Fund's net assets).
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities, except that
      OF OTHER ISSUERS         Fund may purchase securities from issuers
      (S)                      thereof or others and dispose of such securities
                               in a manner consistent with its other investment
                               policies; in the disposition of restricted
                               securities Fund may be deemed to be an
                               underwriter, as defined in the Securities Act of
                               1933.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate or
      (S)                      interests in real estate, except that it may
                               purchase and sell securities secured by real
                               estate and securities of companies which invest
                               in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may engage
                               in currency or other financial futures contracts
                               and related options transactions.

      TOPIC                    HIGH INCOME BOND FUND (B-4)
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      make, purchase or hold debt securities and other
                               debt investments, including loans, consistent
                               with its investment objective, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers, and enter into
                               repurchase agreements.
                               Fund may lend securities to brokers and dealers,
                               but such loans will not be made with respect to
                               Fund if, as a result, the aggregate of all
                               outstanding securities loans exceeds 15% of the
                               value of Fund's total assets taken at their
                               current value.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of the value of
      (R)                      its total assets in companies which have been in
                               operation for less than 3 years.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest for the primary purpose of
      (R)                      exercising control over or management of any
                               issuer.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund may not make short sales of securities.
      (R)
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not make margin purchases.
      (R)
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase the securities of any
      COMPANIES                other investment company except in the open
      (R)                      market and at customary brokerage rates and in
                               no event more than 3% of the voting securities
                               of any investment company.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    CAPITAL PRESERVATION AND INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of the value of its assets,
      (S)                      Fund will not purchase securities of any one
                               issuer (other than cash, cash items or
                               securities issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities)
                               if as a result more than 5% of the value of its
                               total assets would be invested in the securities
                               of the issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            N/A
      (S)
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis or collateral arrangement with
                               respect to the writing of options on securities
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund will not borrow money or enter into reverse
      (S)                      repurchase agreements, except that Fund may
                               enter into reverse repurchase agreements or
                               borrow money from banks for temporary or
                               emergency purposes in aggregate amounts of up to
                               1/3 of the value of Fund's net assets; provided
                               that, while borrowings from banks (not including
                               reverse repurchase agreements) exceed 5% of
                               Fund's net assets, any such excess borrowings
                               will be repaid before additional investments are
                               made.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund will not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase or sell commodities or
      (S)                      commodity contracts, except that it may engage
                               in financial futures contracts and related
                               options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      (a) purchase or hold debt securities consistent
                               with its investment objective, (b) lend
                               portfolio securities valued at not more than 15%
                               of its total assets to broker-dealers, and (c)
                               enter into repurchase agreements.
                               In order to generate additional income, Fund may
                               lend up to 15% of its portfolio securities on a
                               short-term or long-term basis to broker-dealers,
                               banks, or other institutional borrowers of
                               securities. Loans of securities by Fund are
                               limited to 15% of Fund's total assets.

      TOPIC                    CAPITAL PRESERVATION AND INCOME FUND
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of its total
      (R)                      assets in securities of unseasoned issuers that
                               have been in continuous operation for less than
                               3 years, including operating periods of their
                               predecessors.
-------------------------------------------------------------------------------
  10. SHORT SALES              Fund will not make short sales of securities or
      (R)                      maintain a short position, unless at all times
                               when a short position is open it owns an equal
                               amount of such securities or of securities
                               which, without payment of any further
                               consideration are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         Fund will not purchase securities on margin,
      (R)                      except that it may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         Fund may not purchase securities of other
      COMPANIES                investment companies, except as part of a
      (R)                      merger, consolidation, purchase of assets or
                               similar transaction.
-------------------------------------------------------------------------------
  13. PLEDGES                  Fund will not mortgage, pledge or hypothecate
      (R)                      any assets except to secure permitted
                               borrowings. Fund may not pledge more than 15% of
                               its net assets to secure indebtedness; the
                               purchase or sale of securities on a "when
                               issued" basis or collateral arrangement with
                               respect to the writing of options on securities
                               are not deemed to be a pledge of assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    SELECT ADJUSTABLE RATE FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          With respect to 75% of its total assets, Fund
      (S)                      may not invest more than 5% of the value of its
                               total assets in the securities of any one
                               issuer; this limitation does not apply to
                               investments in securities issued or guaranteed
                               by the U.S. government, its agencies or
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            N/A
      (S)
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a when issued
      (S)                      basis is not deemed to be the issuance of a
                               senior security.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money or enter into reverse
      (S)                      repurchase agreements, except that Fund may
                               enter into reverse repurchase agreements or
                               borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               1/3 of the value of Fund's net assets; provided
                               that while borrowings from banks (not including
                               reverse repurchase agreements) exceed 5% of
                               Fund's net assets, any such excess borrowings
                               will be repaid before additional investments are
                               made.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase or sell commodities or
      (S)                      commodity contracts, except that it may engage
                               in financial futures contracts and related
                               options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      purchase or hold debt securities consistent with
                               its investment objective, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to brokers, dealers and financial
                               institutions, and enter into repurchase
                               agreements.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of its total
      (R)                      assets in securities of any company having a
                               record, together with its predecessors, of less
                               than 3 years of continuous operations.

      TOPIC                    SELECT ADJUSTABLE RATE FUND
-------------------------------------------------------------------------------
  10. SHORT SALES              Fund may not make short sales of securities or
      (R)                      maintain a short position, unless at all times
                               when a short position is open it owns an equal
                               amount of such securities or of securities
                               which, without payment of any further
                               consideration, are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         Fund may not purchase securities on margin,
      (R)                      except that it may obtain such short-term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         Fund may not purchase more than 3% of the total
      COMPANIES                outstanding voting securities of any one
      (R)                      investment company, invest more than 5% of its
                               total assets in any one investment company or
                               invest more than 10% of its total assets in
                               investment companies in general, except as part
                               of a merger, consolidation, purchase of assets
                               or similar transaction.
-------------------------------------------------------------------------------
  13. PLEDGES                  Fund may not pledge more than 15 % of its net
      (R)                      assets to secure indebtedness; the purchase or
                               sale of securities on a when issued basis is not
                               deemed to be a pledge of assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   BOND FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not purchase any security (other than
      (S)                      U.S. government securities) of any issuer if as
                               a result more than 5% of its total assets would
                               be invested in securities of the issuer, except
                               that up to 25% of its total assets may be
                               invested without regard to this limit.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not purchase any security (other than
      (S)                      U.S. government securities) of any issuer if as
                               a result more than 25% of its total assets would
                               be invested in a single industry; except that
                               (a) there is no restriction with respect to
                               obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities;
                               (b) wholly owned finance companies will be
                               considered to be in the industries of their
                               parents if their activities are primarily
                               related to financing the activities of the
                               parents; (c) the industry classification of
                               utilities will be determined according to their
                               services (for example, gas, gas transmission,
                               electric and telephone will each be considered a
                               separate industry); and (d) the industry
                               classification of medically related industries
                               will be determined according to their services
                               (for example, management, hospital supply,
                               medical equipment and pharmaceuticals will each
                               be considered a separate industry).
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis or collateral arrangement with
                               respect to the writing of options on securities
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money or enter into reverse
      (S)                      repurchase agreements, except that Fund may (a)
                               enter into reverse repurchase agreements or (b)
                               borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               1/3 of the value of Fund's net assets; provided
                               that while borrowings from banks exceed 5% of
                               Fund's net assets, any such borrowings will be
                               repaid before additional investments are made.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase or sell real estate,
      (S)                      except that Fund may purchase and sell
                               securities secured by real estate and securities
                               of companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase or sell commodities or
      (S)                      commodity contracts, except that Fund may engage
                               in currency or other financial futures contracts
                               and related options transactions.

      TOPIC                    STRATEGIC INCOME FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except that Fund may
      (S)                      make, purchase or hold debt securities and other
                               debt investments, including loans, consistent
                               with its investment objective, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers, and enter into
                               repurchase agreements.
                               In order to generate additional income, Fund may
                               lend portfolio securities on a short-term or
                               long-term basis to broker/dealers, banks, or
                               other institutional borrowers of securities.
                               Fund will not lend any of its assets except
                               portfolio securities up to 15% of the value of
                               its total assets.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of its total
      (R)                      assets in securities of any company having a
                               record, together with its predecessors, of less
                               than 3 years of continuous operation.
-------------------------------------------------------------------------------
  10. SHORT SALES              Fund may not make short sales of securities or
      (R)                      maintain a short position, unless at all times
                               when a short position is open it owns an equal
                               amount of such securities or of securities
                               which, without payment of any further
                               consideration, are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short, and unless not more than 10% of its net
                               assets are held as collateral for such sales at
                               any one time.
-------------------------------------------------------------------------------
  11. MARGIN PURCHASES         Fund may not purchase securities on margin
      (R)                      except that it may obtain such short term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  12. OTHER INVESTMENT         Fund may not purchase securities of other
      COMPANIES                investment companies, except as part of a
      (R)                      merger, consolidation, purchase of assets or
                               similar transaction.
-------------------------------------------------------------------------------
  13. PLEDGES                  Fund may not pledge more than 15% of its net
      (R)                      assets to secure indebtedness; the purchase or
                               sale of securities on a "when issued" basis or
                               collateral arrangement with respect to the
                               writing of options on securities are not deemed
                               to be a pledge of assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 BALANCED FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    FUND FOR TOTAL RETURN
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 5% of its total
      (S)                      assets, at the time of the investment in
                               question, in the securities of any one issuer
                               other than the U.S. government and its agencies
                               or instrumentalities, except that up to 25% of
                               the value of Fund's total assets may be invested
                               without regard to such 5% limitation.
                               Fund may not purchase more than 10% of the
                               voting securities of any one issuer other than
                               the U.S. government and its agencies and
                               instrumentalities.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund will not purchase any security (other than
      (S)                      U.S. government securities) of any issuer if as
                               a result more than 25% of its total assets would
                               be invested in a single industry; except that
                               (a) there is no restriction with respect to
                               obligations issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities;
                               (b) wholly-owned finance companies will be
                               considered to be in the industries of their
                               parents if their activities are primarily
                               related to financing the activities of the
                               parents; (c) the industry classification of
                               utilities will be determined according to their
                               services (for example, gas, gas transmission,
                               electric and telephone will each be considered a
                               separate industry); and (d) the industry
                               classification of medically related industries
                               will be determined according to their services
                               (for example, management, hospital supply,
                               medical equipment and pharmaceuticals will each
                               be considered a separate industry).
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund will not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis or collateral arrangement with
                               respect to the writing of options on securities
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund will not borrow money or enter into reverse
      (S)                      repurchase agreements, except that Fund may
                               enter into reverse repurchase agreements or
                               borrow money from banks for temporary or
                               emergency purposes in aggregate amounts up to
                               1/3 of the value of Fund's net assets; provided
                               that while borrowings from banks (not including
                               reverse repurchase agreements) exceed 5% of
                               Fund's net assets, any such borrowings will be
                               repaid before additional investments are made.
                               Fund may borrow in amounts up to 1/3 of its net
                               assets as a temporary measure or for
                               extraordinary or emergency purposes, as well as
                               for leverage.

      TOPIC                    FUND FOR TOTAL RETURN
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund will not underwrite any issue of securities
      OF OTHER ISSUERS         except as it may be deemed an underwriter under
      (S)                      the Securities Act of 1933 in connection with
                               the sale of securities in accordance with its
                               investment objectives, policies and limitations.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund will not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund will not purchase or sell commodities or
      (S)                      commodity contracts; however, Fund may enter
                               into futures contracts on financial instruments
                               or currency and sell or buy options on such
                               contracts.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund will not make loans, except that Fund may
      (S)                      purchase or hold debt securities consistent with
                               its investment objective, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers and enter into
                               repurchase agreements.
                               In order to generate income and to offset
                               expenses, Fund may lend portfolio securities to
                               brokers, dealers and other financial
                               institutions. Loans of securities by Fund, if
                               and when made, may not exceed 15% of the value
                               of the net assets of Fund.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of its total
      (R)                      assets in securities of unseasoned issuers that
                               have been in continuous operation for less than
                               3 years, including operating periods of their
                               predecessors.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest in companies for the purpose
      (R)                      of exercising control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund will not make short sales of securities or
      (R)                      maintain a short position, unless at all times
                               when a short position is open it owns an equal
                               amount of such securities or of securities
                               which, without payment of any further
                               consideration are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not purchase securities on margin,
      (R)                      except that Fund may obtain such short-term
                               credits as may be necessary for the clearance of
                               transactions. A deposit or payment by Fund of
                               initial or variation margin in connection with
                               financial futures contracts or related options
                               transactions is not considered the purchase of a
                               security on margin.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase securities of other
      COMPANIES                investment companies, except as part of a
      (R)                      merger, consolidation, purchase of assets or
                               similar transaction.
-------------------------------------------------------------------------------
  14. PLEDGES                  Fund will not pledge more than 15% of its net
      (R)                      assets to secure indebtedness; the purchase or
                               sale of securities on a "when issued" basis or
                               collateral arrangement with respect to the
                               writing of options on securities are not deemed
                               to be a pledge of assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           INTERNATIONAL/GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    LATIN AMERICA FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not purchase securities of any one
      (S)                      issuer if as a result more than 10% of the
                               outstanding voting securities of such issuer
                               would be held by Fund, or invest more than 5% of
                               Fund's total assets (taken at market value) in
                               the securities of any one issuer, except
                               securities issued or guaranteed by the U.S.
                               government or any of its agencies or
                               instrumentalities, provided that Fund may invest
                               up to 25% of its total assets in securities
                               issued or guaranteed by any single foreign
                               government and up to 10% of its total assets in
                               securities issued or guaranteed by any single
                               multinational agency limited in the aggregate to
                               25% of its total assets.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest 25% or more of its total
      (S)                      assets (taken at market value) in securities of
                               issuers in a particular industry or group of
                               related industries, including a foreign
                               government, except U.S. government securities.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund may not issue senior securities, except as
      SECURITIES               appropriate to evidence indebtedness which Fund
      (S)                      is permitted to incur pursuant to Fundamental
                               Restriction 4 below and except for shares of any
                               additional series or portfolios which may be
                               established by the Trustees.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except from a bank
      (S)                      for temporary or emergency purposes (not for
                               leveraging or investment) and may not borrow
                               money in an amount exceeding 1/3 of the value of
                               its total assets (less liabilities other than
                               borrowings); any borrowings that come to exceed
                               1/3 of Fund's total assets by reason of a
                               decline in net assets will be reduced within 3
                               days to the extent necessary to comply with the
                               1/3 limitation; Fund will not purchase
                               securities while borrowings in excess of 5% of
                               its total assets are outstanding.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities issued by
      OF OTHER ISSUERS         others, except to the extent that it may be
      (S)                      deemed an underwriter in connection with the
                               disposition of restricted securities.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not invest in real estate or mortgages
      (S)                      (but may invest in real estate investment trusts
                               or companies whose business involves the
                               purchase or sale of real estate or mortgages
                               except real estate limited partnerships).
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not invest in commodities or commodity
      (S)                      contracts, except futures contracts and options
                               on futures contracts, including but not limited
                               to contracts for the future delivery of
                               securities or currency, contracts based on
                               securities indices and forward foreign currency
                               exchange contracts.

      TOPIC                    LATIN AMERICA FUND
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not make loans, except (a) through the
      (S)                      purchase of a portion of an issue of publicly
                               distributed debt securities in accordance with
                               its investment objectives, policies and
                               restrictions, and (b) by entering into; loan
                               transactions and; repurchase agreements with
                               respect to its securities if, as a result
                               thereof, not more than 25% of Fund's total
                               assets (taken at current value) would be subject
                               to loan transactions.
                               Fund may lend its securities to broker-dealers
                               or other institutional borrowers for use in
                               connection with such borrowers' short sales,
                               arbitrages or other securities transactions.
                               Such loans may not exceed 25% of Fund's total
                               assets. Shareholder approval is necessary to
                               amend the following conditions which Fund must
                               meet in order to be permitted by the SEC to
                               engage in loan transactions: (1) Fund must
                               receive 100% collateral in the form of cash or
                               cash equivalents, e.g., U.S. Treasury bills or
                               notes, from the borrower; and (2) the borrower
                               must increase the collateral whenever the market
                               value of the securities (determined on a daily
                               basis) exceeds the value of the collateral.
                               Other such conditions for the making of loans
                               exist but do not require shareholder approval
                               before being amended from time to time by Fund's
                               Board of Trustees.
-------------------------------------------------------------------------------
  9.  PLEDGES                  Fund may not pledge, mortgage or hypothecate its
      (R)                      assets, except that Fund may pledge not more
                               than 1/3 of its total assets (taken at current
                               value) to secure borrowings made in accordance
                               with Fundamental Restriction 4 above, and
                               provided that Fund may make initial and
                               variation margin payments in connection with
                               purchases or sales of futures contracts or of
                               options on futures contracts.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           INTERNATIONAL/GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Portfolio may not purchase any security of any
      (S)                      issuer (other than any security issued or
                               guaranteed as to principal or interest by the
                               U.S., its agencies or instrumentalities) if as a
                               result more than 5% of its total assets would be
                               invested in securities of the issuer, except
                               that up to 25% of its total assets may be
                               invested without regard to this limit.
                               Portfolio may not purchase any security (other
                               than U.S. government securities) of any issuer
                               if as a result Portfolio would hold more than
                               10% of the voting securities of the issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Portfolio may not purchase any security of any
      (S)                      issuer if as a result more than 25% of its total
                               assets would be invested in a single industry;
                               except that (a) there is no restriction with
                               respect to U.S. government securities; (b)
                               wholly-owned finance companies will be
                               considered to be in the industries of their
                               parents if their activities are primarily
                               related to financing the activities of the
                               parents; (c) the industry classification of
                               utilities will be determined according to their
                               services (for example, gas, gas transmission,
                               electric, and telephone will each be considered
                               a separate industry) and (d) the industry
                               classification of medically related industries
                               will be determined according to their services
                               (for example, management, hospital supply,
                               medical equipment and pharmaceuticals will each
                               be considered a separate industry).
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Portfolio may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis or collateral arrangement with
                               respect to the writing of options on securities
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Portfolio may not borrow money, except that
      (S)                      Portfolio may borrow money from banks and/or
                               enter into reverse repurchase agreements for
                               temporary or emergency purposes in aggregate
                               amounts up to 1/3 of the value of Portfolio's
                               net assets provided that no additional
                               investments shall be made at any time that
                               outstanding borrowings (including amounts
                               payable under reverse repurchase agreements)
                               exceed 5% of Portfolio's assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Portfolio may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that Portfolio may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objectives.

      TOPIC                    GLOBAL OPPORTUNITIES FUND
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Portfolio may not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Portfolio may not purchase or sell commodities
      (S)                      or commodity contracts, except that it may
                               engage in currency and other financial futures
                               contracts and related options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Portfolio may not make loans, except that
      (S)                      Portfolio may purchase or hold debt securities,
                               including nonpublicly offered debt securities
                               and convertible debt securities, consistent with
                               its investment objective, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers, and enter into
                               repurchase agreements.
                               Portfolio may lend securities to brokers or
                               dealers, but such loans will not be made with
                               respect to Portfolio if, as a result, the
                               aggregate of all outstanding securities loans
                               exceeds 15% of the value of Portfolio's total
                               assets taken at their current value.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Portfolio may not invest more than 5% of its
      (R)                      total assets in securities of any company having
                               a record, together with its predecessors, of
                               less than 3 years of continuous operation.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Portfolio may not purchase any security for the
      (R)                      purpose of control or management.
-------------------------------------------------------------------------------
  11. SHORT SALES              Portfolio may not make short sales of securities
      (R)                      or maintain a short position, unless at all
                               times when a short position is open it owns an
                               equal amount of such securities or of securities
                               which, without payment of any further
                               consideration, are convertible into or
                               exchangeable for securities of the same issue
                               as, and equal in amount to, the securities sold
                               short.
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Portfolio may not purchase securities on margin
      (R)                      except that it may obtain such short-term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Portfolio may not purchase securities of other
      COMPANIES                investment companies, except as part of a
      (R)                      merger, consolidation, purchase of assets or
                               similar transaction.
-------------------------------------------------------------------------------
  14. PLEDGES                  Portfolio may not pledge more than 15% of its
      (R)                      net assets to secure indebtedness; the purchase
                               or sale of securities on a "when issued" basis,
                               or collateral arrangement with respect to the
                               writing of options on securities, are not deemed
                               to be a pledge of assets.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                          INTERNATIONAL / GLOBAL FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    INTERNATIONAL FUND INC.
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          Fund may not invest more than 5% of its total
      (S)                      assets, computed at market value, in the
                               securities of any one issuer.
                               Fund may not invest in more than 10% of the
                               outstanding voting securities of any one issuer.
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Fund may not invest more than 25% of its assets
      (S)                      in the securities of issuers in any single
                               industry.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Fund will not issue senior securities, except as
      SECURITIES               appropriate to evidence indebtedness that the
      (S)                      portfolio is permitted to incur pursuant to
                               Fundamental Restriction 4 below and except for
                               shares of any additional series or portfolios
                               that may be established by the Directors.
-------------------------------------------------------------------------------
  4.  BORROWING                Fund may not borrow money, except that Fund may
      (S)                      borrow money from banks and/or enter into
                               reverse repurchase agreements for emergency or
                               extraordinary purposes in aggregate amounts up
                               to 10% of its gross assets, computed at the
                               lower of cost or current value, provided that no
                               additional investments shall be made at any time
                               that outstanding borrowings (including amounts
                               payable under reverse repurchase agreements)
                               exceed 5% of Fund's gross assets.
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Fund may not underwrite securities, except that
      OF OTHER ISSUERS         Fund may purchase securities from issuers
      (S)                      thereof or others and dispose of such securities
                               in a manner consistent with its other investment
                               policies; in the disposition of restricted
                               securities Fund may be deemed to be an
                               underwriter, as defined in the Securities Act of
                               1933.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Fund may not purchase real estate.
      (S)
-------------------------------------------------------------------------------
  7.  COMMODITIES              Fund may not purchase commodities or commodity
      (S)                      contracts, except that Fund may enter into
                               currency or other financial futures contracts
                               and engage in related options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Fund may not lend any of its assets, except
      (S)                      through the purchase of debt securities of a
                               type commonly distributed or sold publicly or
                               privately to financial institutions and except
                               that Fund may lend limited amounts of its
                               portfolio securities to broker dealers.
                               Fund may lend securities to brokers or dealers,
                               but such loans will not be made with respect to
                               Fund if, as a result, the aggregate of all
                               outstanding securities loans exceeds 15% of the
                               value of Fund's total assets taken at their
                               current value.

      TOPIC                    INTERNATIONAL FUND INC.
-------------------------------------------------------------------------------
  9.  UNSEASONED ISSUERS       Fund may not invest more than 5% of the value of
      (R)                      its total assets in companies that have been in
                               operation for less than 3 years.
-------------------------------------------------------------------------------
  10. CONTROL OR MANAGEMENT    Fund may not invest in a company for the purpose
      (R)                      of exercising control over or management of any
                               issuer.
-------------------------------------------------------------------------------
  11. SHORT SALES              Fund may not make short sales of securities.
      (R)
-------------------------------------------------------------------------------
  12. MARGIN PURCHASES         Fund may not make margin purchases.
      (R)
-------------------------------------------------------------------------------
  13. OTHER INVESTMENT         Fund may not purchase the securities of any
      COMPANIES                other investment company except in the open
      (R)                      market and at customary brokerage rates and in
                               no event more than 3% of the voting securities
                               of any investment company.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           MUNICIPAL (TAX FREE) FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    STATE TAX FREE FUND: MASSACHUSETTS TAX FREE
                               FUND, NEW YORK TAX FREE FUND AND PENNSYLVANIA
                               TAX FREE FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          A Fund may not purchase a security if more than
      (S)                      25% of the Fund's total assets would be invested
                               in the securities of a single issuer (other than
                               the U.S. government, its agencies and
                               instrumentalities); or, with respect to 50% of
                               the Fund's total assets, if more than 5% of such
                               assets would be invested in the securities of a
                               single issuer (other than the U.S. government,
                               its agencies and instrumentalities).
                               The Funds are nondiversified under the federal
                               securities laws. The 1940 Act does not restrict
                               the percentage of a nondiversified fund's assets
                               that may be invested at any time in the
                               securities of any one issuer. The Funds intend
                               to comply, however, with the Code's
                               diversification requirements and other
                               requirements applicable to "regulated investment
                               companies" so that they will not be subject to
                               U.S. federal income tax on income and capital
                               gain distributions to shareholders. For this
                               reason, each Fund has adopted the additional
                               investment restriction enumerated above, which
                               may not be changed without the approval of
                               shareholders.

      TOPIC                    STATE TAX FREE FUND: MASSACHUSETTS TAX FREE
                               FUND,
                               NEW YORK TAX FREE FUND AND PENNSYLVANIA TAX FREE
                               FUND
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Each Fund may not purchase any security of any
      (S)                      issuer (other than issues of the U.S.
                               government, its agencies or instrumentalities)
                               if as a result more than 25% of its total assets
                               would be invested in a single industry,
                               including industrial development bonds from the
                               same facility or similar types of facilities;
                               governmental issuers of municipal bonds are not
                               regarded as members of an industry and a Fund
                               may invest more than 25% of its assets in
                               industrial development bonds.
                               None of the Funds presently intends to invest
                               more than 25% of its total assets in municipal
                               obligations the payment of which depends on
                               revenues derived from a single facility or
                               similar types of facilities.
                               For purposes of Fundamental Restriction 2, each
                               Fund will treat (1) each state, territory and
                               possession of the U.S., the District of Columbia
                               and, if its assets and revenues are separate
                               from those of the entity or entities creating
                               it, each political subdivision, agency and
                               instrumentality of any one (or more, as in the
                               case of a multi state authority or agency) of
                               the foregoing as an issuer of all securities
                               that are backed primarily by its assets or
                               revenues; (2) each company as an issuer of all
                               securities that are backed primarily by its
                               assets or revenues; and (3) each of the
                               foregoing entities as an issuer of all
                               securities that it guarantees; provided,
                               however, that for the purpose of Fundamental
                               Restriction 2, no entity shall be deemed to be
                               an issuer of a security that it guarantees so
                               long as no more than 10% of a Fund's total
                               assets (taken at current value) are invested in
                               securities guaranteed by the entity and
                               securities of which it is otherwise deemed to be
                               an issuer.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Each Fund may not issue senior securities; the
      SECURITIES (S)           purchase or sale of securities on a "when
                               issued" basis, or collateral arrangement with
                               respect to the writing of options on securities,
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Each Fund may not borrow money or enter into
      (S)                      reverse repurchase agreements, except that a
                               Fund may enter into reverse repurchase
                               agreements or borrow money from banks for
                               temporary or emergency purposes in aggregate
                               amounts up to 1/3 of the value of the Fund's net
                               assets; provided that while borrowings from
                               banks (not including reverse repurchase
                               agreements) exceed 5% of the Fund's net assets,
                               any such borrowings will be repaid before
                               additional investments are made.
                               As a matter of practice, each Fund permitted to
                               enter into repurchase agreements treats reverse
                               repurchase agreements as borrowings for purposes
                               of compliance with the limitations of the 1940
                               Act.

      TOPIC                    STATE TAX FREE FUND: MASSACHUSETTS TAX FREE
                               FUND,
                               NEW YORK TAX FREE FUND AND PENNSYLVANIA TAX FREE
                               FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Each Fund may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that the Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective.
                               For purposes of Fundamental Restriction 5, each
                               Fund will treat (1) each state, territory and
                               possession of the U.S., the District of Columbia
                               and, if its assets and revenues are separate
                               from those of the entity or entities creating
                               it, each political subdivision, agency and
                               instrumentality of any one (or more, as in the
                               case of a multi state authority or agency) of
                               the foregoing as an issuer of all securities
                               that are backed primarily by its assets or
                               revenues; (2) each company as an issuer of all
                               securities that are backed primarily by its
                               assets or revenues; and (3) each of the
                               foregoing entities as an issuer of all
                               securities that it guarantees.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Each Fund may not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Each Fund may not purchase or sell commodities
      (S)                      or commodity contracts, except that it may
                               engage in currency or other financial futures
                               contracts and related options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Each Fund may not make loans, except that a Fund
      (S)                      may purchase or hold debt securities consistent
                               with its investment objectives, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers and enter into
                               repurchase agreements.
                               Each Fund may lend securities to brokers and
                               dealers. Such loans will not be made with
                               respect to a Fund if as a result the aggregate
                               of all outstanding securities loans exceeds 15%
                               of the value of the Fund's total assets taken at
                               their current value.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  Each Fund is required to invest, under ordinary
      TAX EXEMPT SECURITIES    circumstances, at least 80% of its assets in
      (S)                      federally tax-exempt municipal obligations.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         Each Fund may not purchase securities on margin
      (R)                      except that it may obtain such short-term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  11. OTHER INVESTMENT         Each Fund may not purchase securities of other
      COMPANIES                investment companies except as part of a merger,
      (R)                      consolidation, purchase of assets or similar
                               transaction.
-------------------------------------------------------------------------------
  12. ILLIQUID SECURITIES      Each Fund may not invest more than 10% of its
      (R)                      assets in securities with legal or contractual
                               restrictions on resale or in securities for
                               which market quotations are not readily
                               available, or in repurchase agreements maturing
                               in more than 7 days.
-------------------------------------------------------------------------------
  13. INVESTMENT IN STATE TAX  Under ordinary circumstances, at least 80% of
      EXEMPT SECURITIES        the Fund's assets will be invested in municipal
      (R)                      obligations that are exempt from certain taxes
                               in the state for which the Fund is named.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           MUNICIPAL (TAX FREE) FUNDS

  "S": Fundamental Restriction to be Standardized

  "R": Fundamental Restriction to be Reclassified as Non-Fundamental

      TOPIC                    STATE TAX FREE FUND--SERIES II: CALIFORNIA TAX
                               FREE FUND AND MISSOURI TAX FREE FUND
-------------------------------------------------------------------------------
  1.  DIVERSIFICATION          A Fund may not purchase a security if more than
      (S)                      25% of the Fund's total assets would be invested
                               in the securities of a single issuer (other than
                               the U.S. government, its agencies and
                               instrumentalities); or, with respect to 50% of
                               the Fund's total assets, if more than 5% of such
                               assets would be invested in the securities of a
                               single issuer (other than the U.S. government,
                               its agencies and instrumentalities).
                               The Funds are nondiversified under the federal
                               securities laws. The 1940 Act does not restrict
                               the percentage of a nondiversified fund's assets
                               that may be invested at any time in the
                               securities of any one issuer. The Funds intend
                               to comply, however, with the Code's
                               diversification requirements and other
                               requirements applicable to "regulated investment
                               companies" so that they will not be subject to
                               U.S. federal income tax on income and capital
                               gain distributions to shareholders. For this
                               reason, each Fund has adopted the additional
                               investment restriction enumerated above, which
                               may not be changed without the approval of
                               shareholders.

      TOPIC                    STATE TAX FREE FUND--SERIES II: CALIFORNIA TAX
                               FREE FUND AND MISSOURI TAX FREE FUND
-------------------------------------------------------------------------------
  2.  CONCENTRATION            Each Fund may not purchase any security of any
      (S)                      issuer (other than issues of the U.S.
                               government, its agencies or instrumentalities)
                               if as a result more than 25% of its total assets
                               would be invested in a single industry,
                               including industrial development bonds from the
                               same facility or similar types of facilities;
                               governmental issuers of municipal bonds are not
                               regarded as members of an industry and a Fund
                               may invest more than 25% of its assets in
                               industrial development bonds.
                               None of the Funds presently intends to invest
                               more than 25% of its total assets in municipal
                               obligations the payment of which depends on
                               revenues derived from a single facility or
                               similar types of facilities.
                               For purposes of Fundamental Restriction 2, each
                               Fund will treat (1) each state, territory and
                               possession of the U.S., the District of Columbia
                               and, if its assets and revenues are separate
                               from those of the entity or entities creating
                               it, each political subdivision, agency and
                               instrumentality of any one (or more, as in the
                               case of a multi state authority or agency) of
                               the foregoing as an issuer of all securities
                               that are backed primarily by its assets or
                               revenues; (2) each company as an issuer of all
                               securities that are backed primarily by its
                               assets or revenues; and (3) each of the
                               foregoing entities as an issuer of all
                               securities that it guarantees; provided,
                               however, that for the purpose of Fundamental
                               Restriction 2, no entity shall be deemed to be
                               an issuer of a security that it guarantees so
                               long as no more than 10% of a Fund's total
                               assets (taken at current value) are invested in
                               securities guaranteed by the entity and
                               securities of which it is otherwise deemed to be
                               an issuer.
-------------------------------------------------------------------------------
  3.  ISSUING SENIOR           Each Fund may not issue senior securities; the
      SECURITIES               purchase or sale of securities on a "when
      (S)                      issued" basis, or collateral arrangement with
                               respect to the writing of options on securities,
                               are not deemed to be the issuance of a senior
                               security.
-------------------------------------------------------------------------------
  4.  BORROWING                Each Fund may not borrow money or enter into
      (S)                      reverse repurchase agreements, except that a
                               Fund may enter into reverse repurchase
                               agreements or borrow money from banks for
                               temporary or emergency purposes in aggregate
                               amounts up to 1/3 of the value of the Fund's net
                               assets; provided that while borrowings from
                               banks (not including reverse repurchase
                               agreements) exceed 5% of the Fund's net assets,
                               any such borrowings will be repaid before
                               additional investments are made.
                               As a matter of practice, each Fund permitted to
                               enter into repurchase agreements treats reverse
                               repurchase agreements as borrowings for purposes
                               of compliance with the limitations of the 1940
                               Act.

      TOPIC                    STATE TAX FREE FUND--SERIES II: CALIFORNIA TAX
                               FREE FUND AND MISSOURI TAX FREE FUND
-------------------------------------------------------------------------------
  5.  UNDERWRITING SECURITIES  Each Fund may not underwrite securities of other
      OF OTHER ISSUERS         issuers, except that the Fund may purchase
      (S)                      securities from the issuer or others and dispose
                               of such securities in a manner consistent with
                               its investment objective.
                               For purposes of Fundamental Restriction 5, each
                               Fund will treat (1) each state, territory and
                               possession of the U.S., the District of Columbia
                               and, if its assets and revenues are separate
                               from those of the entity or entities creating
                               it, each political subdivision, agency and
                               instrumentality of any one (or more, as in the
                               case of a multi state authority or agency) of
                               the foregoing as an issuer of all securities
                               that are backed primarily by its assets or
                               revenues; (2) each company as an issuer of all
                               securities that are backed primarily by its
                               assets or revenues; and (3) each of the
                               foregoing entities as an issuer of all
                               securities that it guarantees.
-------------------------------------------------------------------------------
  6.  REAL ESTATE              Each Fund may not purchase or sell real estate,
      (S)                      except that it may purchase and sell securities
                               secured by real estate and securities of
                               companies which invest in real estate.
-------------------------------------------------------------------------------
  7.  COMMODITIES              Each Fund may not purchase or sell commodities
      (S)                      or commodity contracts, except that it may
                               engage in currency or other financial futures
                               contracts and related options transactions.
-------------------------------------------------------------------------------
  8.  LOANS TO OTHERS          Each Fund may not make loans, except that a Fund
      (S)                      may purchase or hold debt securities consistent
                               with its investment objectives, lend portfolio
                               securities valued at not more than 15% of its
                               total assets to broker-dealers and enter into
                               repurchase agreements.
                               Each Fund may lend securities to brokers and
                               dealers. Such loans will not be made with
                               respect to a Fund if as a result the aggregate
                               of all outstanding securities loans exceeds 15%
                               of the value of the Fund's total assets taken at
                               their current value.
-------------------------------------------------------------------------------
  9.  INVESTMENT IN FEDERALLY  Each Fund is required to invest, under ordinary
      TAX EXEMPT SECURITIES    circumstances, at least 80% of its assets in
      (S)                      federally tax-exempt municipal obligations.
-------------------------------------------------------------------------------
  10. MARGIN PURCHASES         Each Fund may not purchase securities on margin
      (R)                      except that it may obtain such short-term credit
                               as may be necessary for the clearance of
                               purchases and sales of securities.
-------------------------------------------------------------------------------
  11. OTHER INVESTMENT         Each Fund may not purchase securities of other
      COMPANIES                investment companies except as part of a merger,
      (R)                      consolidation, purchase of assets or similar
                               transaction.
-------------------------------------------------------------------------------
  12. ILLIQUID SECURITIES      Each Fund may not invest more than 10% of its
      (R)                      assets in securities with legal or contractual
                               restrictions on resale or in securities for
                               which market quotations are not readily
                               available, or in repurchase agreements maturing
                               in more than 7 days.
-------------------------------------------------------------------------------
  13. INVESTMENT IN STATE TAX  Under ordinary circumstances, at least 80% of
      EXEMPT SECURITIES        the Fund's assets will be invested in municipal
      (R)                      obligations that are exempt from certain taxes
                               in the state for which the Fund is named.

                                   EXHIBIT E

                    NUMBER OF SHARES OF EACH FUND (OR CLASS)
                   OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
                                OCTOBER 16, 1997

                                EVERGREEN FUNDS

I.Equity Funds
 Evergreen Fund
   Class A.......................................................  6,801,727.837
   Class B....................................................... 22,530,326.853
   Class C.......................................................    397,830.659
   Class Y....................................................... 45,801,991.215
 The Evergreen Micro Cap Fund, Inc.
   Class A.......................................................     86,189.990
   Class B.......................................................     69,827.966
   Class C.......................................................     22,630.388
   Class Y.......................................................  1,877,853.501
 Evergreen Aggressive Growth Fund
   Class A.......................................................  7,284,024.662
   Class B.......................................................  1,775,812.710
   Class C.......................................................    159,678.364
   Class Y.......................................................  1,858,508.888
 Evergreen Growth and Income Fund
   Class A.......................................................  6,805,638.391
   Class B....................................................... 22,481,934.925
   Class C.......................................................  1,023,326.649
   Class Y....................................................... 23,377,343.433
 Evergreen Utility Fund
   Class A.......................................................  7,796,523.539
   Class B.......................................................  3,180,305.631
   Class C.......................................................     30,422.085
   Class Y.......................................................    148,313.651
 Evergreen Small Cap Equity Income Fund
   Class A.......................................................    804,403.089
   Class B.......................................................  1,838,363.746
   Class C.......................................................    373,955.937
   Class Y.......................................................  3,654,673.820
 Evergreen Income and Growth Fund
   Class A.......................................................    514,846.970
   Class B.......................................................  1,963,618.653
   Class C.......................................................     38,980.152
   Class Y....................................................... 37,149,362.205
 Evergreen Value Fund
   Class A....................................................... 15,752,840.677
   Class B....................................................... 11,560,877.427
   Class C.......................................................    127,634.731
   Class Y....................................................... 44,495,727.379
II.Bond Funds
 Evergreen U.S. Government Fund
   Class A.......................................................  3,816,133.249
   Class B....................................................... 15,122,341.973
   Class C.......................................................    638,618.934
   Class Y....................................................... 14,245,166.383

 Evergreen Short-Intermediate Bond Fund
   Class A......................................................   1,699,592.545
   Class B......................................................   2,122,110.359
   Class C......................................................      94,211.672
   Class Y......................................................  35,511,146.733
 Evergreen Intermediate-Term Government Securities Fund
   Class A......................................................      58,378.590
   Class B......................................................      59,935.076
   Class C......................................................      12,038.292
   Class Y......................................................   7,086,579.404
III.Balanced Funds
 Evergreen Foundation Fund
   Class A......................................................  15,055,620.914
   Class B......................................................  45,192,818.908
   Class C......................................................   1,983,051.491
   Class Y......................................................  51,360,031.350
 Evergreen Tax Strategic Foundation Fund
   Class A......................................................   2,514,131.202
   Class B......................................................   6,737,320.174
   Class C......................................................     853,134.141
   Class Y......................................................   1,162,869.650
 Evergreen American Retirement Fund
   Class A......................................................   1,423,744.395
   Class B......................................................   7,650,190.148
   Class C......................................................     137,204.966
   Class Y......................................................   2,465,756.885
IV.International/Global Funds
 Evergreen Emerging Markets Growth Fund
   Class A......................................................     234,422.052
   Class B......................................................     419,935.156
   Class C......................................................     125,941.400
   Class Y......................................................   6,120,447.866
 Evergreen International Equity Fund
   Class A......................................................     827,961.354
   Class B......................................................   1,944,204.246
   Class C......................................................      39,888.583
   Class Y......................................................  21,009,763.647
 Evergreen Global Leaders Fund
   Class A......................................................   2,783,174.969
   Class B......................................................   9,806,555.307
   Class C......................................................     174,847.759
   Class Y......................................................   2,577,600.115
V.Money Market
 Evergreen Money Market Fund
   Class A......................................................     186,603.800
   Class B......................................................  20,272,086.246
   Class C......................................................   5,157,135.783
   Class K......................................................     186,603.800
   Class Y...................................................... 639,565,644.488
 Evergreen Tax Exempt Money Market Fund
   Class A...................................................... 665,770,989.930
   Class Y...................................................... 384,934,175.045

 Evergreen Treasury Money Market Fund
   Class A.................................................... 2,462,592,573.540
   Class Y....................................................       985,145.268
 Evergreen Institutional Money Market Fund
   Institutional Service Class................................   522,562,641.850
   Institutional Class........................................   974,925,466.230
 Evergreen Institutional Treasury Money Market Fund
   Institutional Service Class................................   553,048,498.800
   Institutional Class........................................ 1,101,819,478.290
 Evergreen Institutional Tax Exempt Money Market Fund
   Institutional Service Class................................    20,206,537.690
   Institutional Class........................................   346,564,414.830
 Evergreen Pennsylvania Tax Free Money Market Fund
   Class A....................................................    34,250,153.450
   Class Y....................................................    30,451,104.460
VI.Municipal (Tax Free) Funds
 Evergreen Georgia Municipal Bond Fund
   Class A....................................................       200,683.881
   Class B....................................................     1,150,796.730
   Class Y....................................................       122,891.953
 Evergreen North Carolina Municipal Bond Fund
   Class A....................................................       786,368.934
   Class B....................................................     4,587,307.850
   Class Y....................................................       399,016.071
 Evergreen South Carolina Municipal Bond Fund
   Class A....................................................       111,861.538
   Class B....................................................       464,736.881
   Class Y....................................................       742,811.603
 Evergreen Virginia Municipal Bond Fund
   Class A....................................................       297,707.564
   Class B....................................................       703,389.490
   Class Y....................................................       683,982.065
 Evergreen Florida High Income Municipal Bond Fund
   Class A....................................................    11,419,799.342
   Class B....................................................     6,140,289.693
   Class Y....................................................       647,948.582
 Evergreen New Jersey Tax Free Income Fund
   Class A....................................................     2,828,357.288
   Class B....................................................       991,399.024
   Class Y....................................................       930,793.421
 Evergreen Short-Intermediate Municipal Fund
   Class A....................................................       485,401.887
   Class B....................................................       619,378.412
   Class Y....................................................     4,542,235.174
 Evergreen High Grade Tax Free Fund
   Class A....................................................     4,080,533.250
   Class B....................................................     2,898,174.814
   Class Y....................................................     2,214,100.852

                      EVERGREEN (FORMERLY KEYSTONE) FUNDS

I.Equity Funds
 Evergreen Natural Resources Fund (formerly Keystone Global
  Resources and Development Fund)
   Class A.....................................................     311,514.567
   Class B.....................................................   1,285,042.756
   Class C.....................................................     348,609.745
 Keystone Growth and Income Fund (S-1).........................  10,413,855.892
 Evergreen Select Small Cap Growth Fund (formerly Keystone
  Institutional Small Capitalization Growth Fund)..............   3,523,545,570
 Evergreen (formerly Keystone) Omega Fund
   Class A.....................................................   7,122,022.850
   Class B.....................................................   5,089,890.198
   Class C.....................................................     737,141.565
   Class Y.....................................................         232.099
 Keystone Precious Metals Holdings, Inc........................   7,002,301.730
 Keystone Strategic Growth Fund (K-2)..........................  86,442,786.012
II.Bond Funds
 Keystone High Income Bond Fund (B-4).......................... 121,742,236.133
 Evergreen (formerly Keystone) Capital Preservation and Income
  Fund
   Class A.....................................................   1,402,423.077
   Class B.....................................................   3,069,285.256
   Class C.....................................................     427,717.452
 Evergreen Select (formerly Keystone Institutional) Adjustable
  Rate Fund
   Class Y.....................................................     985,145.268
   Class Z.....................................................   2,090,248.312
 Evergreen (formerly Keystone) Strategic Income Fund
   Class A.....................................................   9,231,231.159
   Class B.....................................................  16,743,057.555
   Class C.....................................................   3,233,353.515
   Class Y.....................................................     164,321.370
III.Balanced Funds
 Evergreen (formerly Keystone) Fund for Total Return
   Class A.....................................................   2,347,514.866
   Class B.....................................................   4,685,220.007
   Class C.....................................................   1,025,665.417
   Class Y.....................................................       2,160.429
IV.International/Global Funds
 Evergreen Latin America Fund (formerly Keystone Fund of the
  Americas)
   Class A.....................................................   1,154,798.113
   Class B.....................................................   6,023,019.351
   Class C.....................................................     876,921.599
 Evergreen (formerly Keystone) Global Opportunities Fund
   Class A.....................................................   4,347,600.559
   Class B.....................................................   9,755,527.477
   Class C.....................................................   1,987,673.010
   Class Y.....................................................           1.000

 Keystone International Fund Inc................................. 17,612,774.974
V.Municipal (Tax Free) Funds
 Evergreen (formerly Keystone) Massachusetts Tax Free Fund
   Class A.......................................................    218,831.540
   Class B.......................................................    749,533.259
   Class C.......................................................    194,370.314
 Evergreen (formerly Keystone) New York Tax Free Fund
   Class A.......................................................    352,945.659
   Class B.......................................................  1,899,912.957
   Class C.......................................................    153,105.868
 Evergreen (formerly Keystone) Pennsylvania Tax Free Fund
   Class A.......................................................  2,084,387.908
   Class B.......................................................  3,363,658.541
   Class C.......................................................    566,983.111
 Evergreen (formerly Keystone) California Tax Free Fund
   Class A.......................................................    426,661.605
   Class B.......................................................  2,110,052.002
   Class C.......................................................    189,140.125
 Evergreen (formerly Keystone) Missouri Tax Free Fund
   Class A.......................................................    502,964.538
   Class B.......................................................  2,021,249.076
   Class C.......................................................    137,827.234

                                 EXHIBIT F

                  PRINCIPAL HOLDERS OF VOTING SECURITIES

                                EVERGREEN FUNDS

                                                                         PAGE F-
                                                                         -------
 Evergreen Fund
   Class Y..............................................................     1
 The Evergreen Micro Cap Fund, Inc.
   Class A..............................................................     1
   Class C..............................................................     1
   Class Y..............................................................     2
 Evergreen Aggressive Growth Fund
   Class A..............................................................     2
   Class C..............................................................     2
   Class Y..............................................................     2
 Evergreen Growth and Income Fund
   Class A..............................................................     2
   Class C..............................................................     2
   Class Y..............................................................     3
 Evergreen Utility Fund
   Class C..............................................................     3
   Class Y..............................................................     3
 Evergreen Small Cap Equity Income Fund
   Class A..............................................................     3
   Class B..............................................................     3
   Class C..............................................................     3
   Class Y..............................................................     4
 Evergreen Income and Growth Fund
   Class C..............................................................     4
 Evergreen Value Fund
   Class C..............................................................     4
   Class Y..............................................................     4
 Evergreen U.S. Government Fund
   Class A..............................................................     4
   Class C..............................................................     4
   Class Y..............................................................     4
 Evergreen Short-Intermediate Bond Fund
   Class A..............................................................     5
   Class C..............................................................     5
   Class Y..............................................................     6
 Evergreen Intermediate-Term Government Securities Fund
   Class A..............................................................     6
   Class B..............................................................     6
   Class C..............................................................     7
   Class Y..............................................................     7
 Evergreen Foundation Fund
   Class A..............................................................     7
   Class C..............................................................     7
   Class Y..............................................................     7

                                                                         PAGE F-
                                                                         -------
 Evergreen Tax Strategic Foundation Fund
   Class B..............................................................     7
   Class C..............................................................     8
   Class Y..............................................................     8
 Evergreen American Retirement Fund
   Class C..............................................................     8
   Class Y..............................................................     8
 Evergreen Emerging Markets Growth Fund
   Class A..............................................................     8
   Class C..............................................................     8
   Class Y..............................................................     8
 Evergreen International Equity Fund
   Class C..............................................................     9
   Class Y..............................................................     9
 Evergreen Global Leaders Fund
   Class C..............................................................     9
   Class Y..............................................................     9
 Evergreen Money Market Fund
   Class A..............................................................     9
   Class C..............................................................    10
   Class K..............................................................    10
   Class Y..............................................................    10
 Evergreen Tax Exempt Money Market Fund
   Class A..............................................................    10
   Class Y..............................................................    11
 Evergreen Treasury Money Market Fund
   Class A..............................................................    11
   Class Y..............................................................    11
 Evergreen Institutional Money Market Fund
   Institutional Service Class..........................................    12
   Institutional Class..................................................    12
 Evergreen Institutional Treasury Money Market Fund
   Institutional Service Class..........................................    12
   Institutional Class..................................................    12
 Evergreen Institutional Tax Exempt Money Market Fund
   Institutional Service Class..........................................    12
   Institutional Class..................................................    13
 Evergreen Pennsylvania Tax Free Money Market Fund
   Class A..............................................................    13
   Class Y..............................................................    13
 Evergreen Georgia Municipal Bond Fund
   Class A..............................................................    13
   Class Y..............................................................    14
 Evergreen North Carolina Municipal Bond Fund
   Class Y..............................................................    14

                                                                         PAGE F-
                                                                         -------
 Evergreen South Carolina Municipal Bond Fund
   Class A..............................................................    14
   Class B..............................................................    14
   Class Y..............................................................    15
 Evergreen Virginia Municipal Bond Fund
   Class A..............................................................    15
   Class B..............................................................    15
   Class Y..............................................................    15
 Evergreen Florida High Income Municipal Bond Fund
   Class A..............................................................    15
   Class B..............................................................    15
   Class Y..............................................................    15
 Evergreen New Jersey Tax Free Income Fund
   Class Y..............................................................    15
 Evergreen Short-Intermediate Municipal Fund
   Class A..............................................................    16
   Class B..............................................................    16
   Class Y..............................................................    16
 Evergreen High Grade Tax Free Fund
   Class Y..............................................................    17

                      EVERGREEN (FORMERLY KEYSTONE) FUNDS

                                                                        PAGE F-
                                                                        -------
 Evergreen Natural Resources Fund (formerly Keystone Global Resources and Development Fund)
   Class A.............................................................    17
   Class B.............................................................    17
   Class C.............................................................    17
 Keystone Growth and Income Fund (S-1).................................    17
 Evergreen Select Small Cap Growth Fund (formerly Keystone
  Institutional Small Capitalization Growth Fund)
   Institutional Class.................................................    17
 Evergreen (formerly Keystone) Omega Fund
   Class B.............................................................    18
   Class C.............................................................    18
   Class Y.............................................................    18
 Keystone Precious Metals Holdings, Inc. ..............................    18
 Keystone High Income Bond Fund (B-4)..................................    18
 Evergreen (formerly Keystone) Capital Preservation and Income Fund
   Class A.............................................................    18
   Class B.............................................................    18
   Class C.............................................................    18
 Evergreen Select (formerly Keystone Institutional) Adjustable Rate
  Fund
   Class Y.............................................................    19
   Class Z.............................................................    19
 Evergreen (formerly Keystone) Strategic Income Fund
   Class A.............................................................    19
   Class B.............................................................    19
   Class C.............................................................    20
   Class Y.............................................................    20
 Evergreen (formerly Keystone) Fund for Total Return
   Class A.............................................................    20
   Class B.............................................................    20
   Class C.............................................................    20
   Class Y.............................................................    20
 Evergreen Latin America Fund (formerly Keystone Fund of the Americas)
   Class A.............................................................    20
   Class B.............................................................    21
   Class C.............................................................    21
 Evergreen (formerly Keystone) Global Opportunities Fund
   Class A.............................................................    21
   Class B.............................................................    21
   Class C.............................................................    21
   Class Y.............................................................    21
 Keystone International Fund Inc.
   Class Y.............................................................    21

                                                                         PAGE F-
                                                                         -------
 Evergreen (formerly Keystone) Massachusetts Tax Free Fund
   Class A..............................................................    21
   Class C..............................................................    22
 Evergreen (formerly Keystone) New York Tax Free Fund
   Class A..............................................................    22
   Class B..............................................................    22
   Class C..............................................................    22
 Evergreen (formerly Keystone) Pennsylvania Tax Free Fund
   Class A..............................................................    23
   Class B..............................................................    23
   Class C..............................................................    23
 Evergreen (formerly Keystone) California Tax Free Fund
   Class A..............................................................    23
   Class B..............................................................    23
   Class C..............................................................    23
 Evergreen (formerly Keystone) Missouri Tax Free Fund
   Class A..............................................................    24
   Class B..............................................................    24
   Class C..............................................................    24

                                   EXHIBIT F

                  PRINCIPAL HOLDERS OF VOTING SECURITIES

   As of September 30, 1997, the following shareholders were known to the Registrants to own beneficially 5% or more of the shares of a Class of a Fund:



                              EVERGREEN FUNDS

                                                                                               PERCENT OF
                                                                                               OUTSTANDING
  NAME OF FUND                   NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED  SHARES OF CLASS
  Evergreen Fund            First Union National Bank/EB/INT Reinvest     Y   14,917,115.108     31.133%
                            Account
                            Attn: Trust Operations Fund Group
                            401 S. Tryon St., 3rd Fl. CMG-1151
                            Charlotte, NC 28202-1911

  The Evergreen             Charles Schwab & Co., Inc.                    A       31,849.985     40.519%
  Micro Cap Fund, Inc.      Special Custody Account for the Exclusive
  (formerly Limited Market  Benefit of Customers:
  Fund)                     Reinvest Account
                            Attn: Mutual Funds Dept.
                            101 Montgomery St.
                            San Francisco, CA 94104-4122

                            Gruntal & Co. LLC                              C       1,484.287     17.223%
                            FBO 210-23200-13
                            14 Wall Street
                            New York, NY 10005
------------------------------------------------------------------------------------------------------------
                            First Union National Bank GA C/F Janet E.      C       1,064.348     12.350%
                            Daugherty: IRA
                            3164 Kent Ct.
                            Duluth, GA 30136-3734
------------------------------------------------------------------------------------------------------------
                            Donaldson Lufkin Jenrette Securities           C       1,018.330     11.816%
                            Corporation Inc.
                            P.O. Box 2052
                            Jersey City, NJ 07303-9998
------------------------------------------------------------------------------------------------------------
                            MLPF&S for the Sole Benefit of Its             C         836.000      9.700%
                            Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E., 3rd Fl.
                            Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------------------------------
                            Frank L. Brothers                              C         767.460      8.905%
                            701 Metairie Rd. STE 2A-201
                            Metairie, LA 70005-4049
------------------------------------------------------------------------------------------------------------
                            Charles P. Stewart and Barbara L. Stewart:     C         767.460      8.905%
                            JTWROS
                            11618 Primwood Dr.
                            Houston, TX 77070
------------------------------------------------------------------------------------------------------------
                            NFSC FEBO #115-217387                          C         699.852      8.121%
                            David Oberhettinger and Janice F.
                            Oberhettinger
                            25872 Espinoza Dr.
                            Valencia, CA 91355-2149
------------------------------------------------------------------------------------------------------------
                            Phoebe A. Steyer and Terrance F. Steyer:       C         497.413      5.772%
                            JTWROS
                            7340 W. Villa Rita Dr.
                            Glendale, AZ 85308

                                                                                              PERCENT OF
                                                                                              OUTSTANDING
  NAME OF FUND                   NAME AND ADDRESS OF RECORD OWNER       CLASS SHARES OWNED  SHARES OF CLASS
  The Evergreen             Stephen A. Lieber                              Y    237,691.022     12.654%
  Micro Cap Fund, Inc.      1210 Greacen Point Rd.
  (formerly Limited Market  Mamaroneck, NY 10543-4693
  Fund) (Continued)
-----------------------------------------------------------------------------------------------------------
                            Constance E. Lieber                            Y    170,045.513      9.053%
                            1210 Greacen Point Rd.
                            Mamaroneck, NY 10543-4693
-----------------------------------------------------------------------------------------------------------
                            Charles Schwab & Co., Inc.                     Y    146,186.057      7.782%
                            Special Custody Account for the Exclusive
                            Benefit of
                            Customers: Reinvest Account
                            Attn: Mutual Funds Dept.
                            101 Montgomery St.
                            San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------------------------------
                            Citibank, NA                                   Y    143,281.112      7.628%
                            Delta Airlines Master Trust 308235
                            Joe Villella Citicorp Services
                            1410 N. Westshore Blvd., Fl. 5
                            Tampa, FL 33607-4519

  Evergreen Aggressive      MLPF&S for the Sole Benefit of its             A    882,814.663     11.935%
  Growth Fund               Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E., 3rd Fl.
                            Jacksonville, FL 32246-6484

                            MLPF&S for the Sole Benefit of its             C     40,784.000     23.837%
                            Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E., 3rd Fl.
                            Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------------
                            Lavedna Ellingson and Douglas Ellingson:       C     12,391.219      7.242%
                            JTWROS
                            8510 McClintock
                            Tempe, AZ 85284-2527
-----------------------------------------------------------------------------------------------------------
                            Michael J. Grimaldi                            C     10,730.948      6.272%
                            7 Edgeworth Pl.
                            New Brunswick, NJ 08901-3021

                            First Union National Bank: Trust Accounts      Y  1,611,942.506     85.523%
                            Attn: Ginny Batten
                            11th Fl. CMG-1151
                            301 S. Tryon St.
                            Charlotte, NC 28288-0002

  Evergreen Growth and      Charles Schwab & Co., Inc.                     A    350,073.504      5.201%
  Income Fund               Special Custody Account for Exclusive
                            Benefit of
                            Customers: Reinvest Account
                            Attn: Mutual Funds Dept.
                            101 Montgomery St.
                            San Francisco, CA 94104-4122

                            MLPF&S for the Sole Benefit of its             C    217,831.000     21.691%
                            Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E., 3rd Fl.
                            Jacksonville, FL 32246-6484

                                                                                              PERCENT OF
                                                                                              OUTSTANDING
  NAME OF FUND                  NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED  SHARES OF CLASS
  Evergreen Growth and     First Union National Bank/EB/INT Reinvest      Y  17,443,362.675     74.997%
  Income Fund (Continued)  Account
                           Attn: Trust Operations Fund Group
                           401 S. Tryon St., 3rd Fl. CMG 1151
                           Charlotte, NC 28202-1911

  Evergreen Utility Fund   FUBS & Co. FEBO                                C       6,382.217     21.032%
                           Elsie B. Strom and Lewis F. Strom
                           906 Wells St.
                           Bennettsville, SC 29512-3240
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                C       2,178.640      7.180%
                           Thomas McKinney and Lottie McKinney
                           170 Scott Blvd.
                           Tyrone, GA 30290-9767
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                C       2,077.625      6.847%
                           Max Ray and Jeralyne Ray
                           Route 2, Box 111
                           Greenmountain, NC 28740-9618
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                C       1,790.628      5.901%
                           Evelyn L. Smith and Creg Smith
                           3294 Myrtle St.
                           Hapeville, GA 30354-1418
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                C       1,546.245      5.096%
                           Ruth D. Hayes and D. W. Hayes
                           5460 Ash St.
                           Forest Park, GA 30050-4068

                           First Union National Bank: Trust Accounts      Y     131,729.290     90.124%
                           Attn: Ginny Batten
                           11th Fl. CMG-1151
                           301 S. Tryon St.
                           Charlotte, NC 28288-0002

  Evergreen Small Cap      MLPF&S for the Sole Benefit of its             A      41,956.000      6.680%
  Equity Income Fund       Customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, Fl. 32246-6484

                           MLPF&S for the Sole Benefit of its             B     193,712.000     13.010%
                           Customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, Fl. 32246-6484

                           MLPF&S for the Sole Benefit of its             C      74,133.000     23.669%
                           Customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, Fl. 32246-6484

                                                                                           PERCENT OF
                                                                                           OUTSTANDING
  NAME OF FUND               NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED  SHARES OF CLASS
  Evergreen Small Cap   First Union National Bank/EB/INT Cash          Y   2,392,319.568     68.940%
  Equity Income Fund    Account
  (Continued)           Attn: Trust Operations Fund Group
                        401 S. Tryon St., 3rd Fl. CMG-1151
                        Charlotte, NC 28202-1911
--------------------------------------------------------------------------------------------------------
                        Citibank NA                                    Y     379,099.123     10.925%
                        Delta Airlines Master Trust 308235
                        Joe Villella Citicorp Services
                        1410 N. Westshore Blvd., 5th Fl.
                        Tampa, Fl. 33607

  Evergreen Income and  FUBS & Co. FEBO                                C       2,619.284      6.615%
  Growth Fund           Last Stop, Inc.
                        8661 Colesville Rd. #D149
                        Silver Spring, MD 20910-3933
--------------------------------------------------------------------------------------------------------
                        First Union National Bank-FL C/F, Inc.         C       2,375.801      6.000%
                        Fred W. Cookson IRA
                        6704 Willow Ln. Braden Woods
                        Bradenton, FL 34202-9632

  Evergreen Value Fund  First Union National Bank-FL C/F               C      16,482.896     13.227%
                        Irving Decter IRA
                        418 Mariner Dr.
                        Jupiter, FL 33477

                        First Union National Bank: Trust Accounts      Y  43,893,989.556     98.667%
                        Attn: Ginny Batten
                        11th Fl. CMG-1151
                        301 S. Tryon St.
                        Charlotte, NC 28288-0002

  Evergreen             MLPF&S for the Sole Benefit of its             A     339,462.000      8.886%
  U.S. Government Fund  Customers
                        Attn: Fund Administration
                        4800 Deer Lake Drive E., 3rd Fl.
                        Jacksonville, FL 32246-6484

                        MLPF&S for the Sole Benefit of its             C     132,837.000      20.589%
                        Customers
                        Attn: Fund Administrator
                        4800 Deer Lake Dr. E., 3rd Fl.
                        Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------------
                        Geisinger Foundation                           C      57,896.555       8.974%
                        c/o Marilyn Sierer
                        100 N. Academy Ave.
                        Danville, PA 17821
--------------------------------------------------------------------------------------------------------
                        Patterson & Co.                                C      55,431.736       8.592%
                        c/o Corestates Bank NA
                        P.O. Box 7829
                        Philadelphia, PA 19101-7829

                        Wachovia Bank of Georgia: Directed TTEE for    Y   6,316,425.076     44.472%
                        First Union Corp Non-Qualified Retirement
                        Plan U/A DTD
                        8/31/94 Investment Act
                        301 N. Main St.
                        MC-NC 31051
                        Winston Salem, NC 27101-3819

                                                                                            PERCENT OF
                                                                                            OUTSTANDING
  NAME OF FUND                 NAME AND ADDRESS OF RECORD OWNER       CLASS SHARES OWNED  SHARES OF CLASS
  Evergreen               First Union National Bank: Trust Accounts      Y  6,021,624.520     41.762%
  U.S. Government Fund    Attn: Ginny Batten
  (Continued)             11th Fl. CMG-151
                          301 S. Tryon St.
                          Charlotte, NC 28288
---------------------------------------------------------------------------------------------------------
                          Wachovia Bank of Georgia: TTEE First Union     Y  1,586,264.279     11.168%
                          Corp.
                          Retirement Trust for Non Employee
                          Directors: 10/24/94
                          301 N. Main St.
                          MC-NC 31051
                          Winston Salem, NC 27101-3819

  Evergreen Short-        FUBS & Co. FEBO                                A    105,732.907      6.217%
  Intermediate Bond Fund  Ronald L. Spector
                          D/B/A River Walk
                          1800 Second St.
                          Suite 808
                          Sarasota, FL 34236-5904

                          FUBS & Co. FEBO                                C     11,435.921     12.189%
                          Dreamland Skating Rink Inc.
                          P.O. Drawer 13207
                          Pensacola, FL 32591-3207
---------------------------------------------------------------------------------------------------------
                          MLPF&S for the Sole Benefit of its             C     11,281.000     12.024%
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake Dr. E., 3rd Fl.
                          Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------------
                          FUBS & Co. FEBO                                C      7,025.041      7.488%
                          Rachel W. Fort and Edward C. Fort
                          2737 Stockton St.
                          Winston Salem, NC 27127
---------------------------------------------------------------------------------------------------------
                          FUBS & Co. FEBO                                C      5,622.591      5.993%
                          Victor Wozniak and Vermell Wozniak,
                          Dreamland Trust
                          P.O. Drawer 13207
                          Pensacola, FL 32591-3207
---------------------------------------------------------------------------------------------------------
                          FUBS & Co. FEBO                                C      5,450.713      5.810%
                          Emmaus Lutheran Church
                          2500 So. Volusia Ave.
                          Orange City, FL 32763-9124
---------------------------------------------------------------------------------------------------------
                          Painewebber for the Benefit of Robert Bowen    C      5,245.586      5.591%
                          & Mona Carpenter-Bowen: JTWROS
                          1686 Massachusetts Ave.
                          Lunenburg, MA 01462-1843
---------------------------------------------------------------------------------------------------------
                          FUBS & Co. FEBO                                C      5,045.409      5.378%
                          Nathan S. McGarity Family Trust: Nathan S.
                          McGarity TTEE
                          U/A/D 12/11/92
                          P.O. Box 970
                          Eustis, FL 32727-0970

                                                                                              PERCENT OF
                                                                                              OUTSTANDING
  NAME OF FUND                  NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED  SHARES OF CLASS
  Evergreen Short-         First Union National Bank: Trust Accounts      Y  35,100,914.520     98.398%
  Intermediate Bond Fund   Attn: Ginny Batten
  (Continued)              11th Fl. CMG-1151
                           301 S. Tryon St.
                           Charlotte, NC 28288

  Evergreen Intermediate-  First Union Natl. Bank--C/F In F/B/O Zeno      A       8,702.904     14.959%
  Term Government          Chicarilli PSP
  Securities Fund          Attn: Zeno Chicarilli
                           2 Cobblefield Ln.
                           Guilford, CT 06437
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                A       7,055.394     12.127%
                           Upper Saucon Volunteer Fire Department #1
                           c/o Frank Hoffstetter
                           4888 Lanark Rd.
                           Center Valley, PA 18034-8605
-----------------------------------------------------------------------------------------------------------
                           NJ State Fireman's Assoc. of Morris            A       5,306.468      9.121%
                           Township
                           11 Catalpa Rd.
                           Morristown, NJ 07960-6132
-----------------------------------------------------------------------------------------------------------
                           Ignaz Keglovitz & Mary Keglovitz: JTTEN        A       4,754.526      8.172%
                           15 N. 9th St.
                           Coplay, PA 18037-1527
-----------------------------------------------------------------------------------------------------------
                           Doris Mack                                     A       4,412.037      7.583%
                           8 Mountain View Dr.
                           Chester, NJ 07930-3104
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                A       3,064.877      5.268%
                           Alice T. Brophy
                           30 Rosedale Ave.
                           Madison, NJ 07940-2146

                           FUBS & Co. FEBO                                B      10,198.932     17.042%
                           Joseph Kascur
                           7040 Woodside Oak Cir.
                           Sarasota, FL 34321-5565
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                B       9,920.635     16.577%
                           Camela M. Woodruff
                           1 College Ln., Apt. 86
                           Brevard, NC 28712
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                B       9,832.772     16.430%
                           Frances E. Clyma Rev. Trust: Frances E.
                           Clyma and
                           Robert L. Mastin Co-Trustees U/A/D 01/25/96
                           Palm Beach, FL 33410
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                B       3,437.437      5.744%
                           First Union Bank/TN F/B/O Geri McNamara
                           Loan Account
                           Attn: Tracy Brown
                           600 S. Main St.
                           Goodlettsville, TN 37072
-----------------------------------------------------------------------------------------------------------
                           First Union National Bank: C/F in William      B       3,380.914      5.649%
                           E. Bass Sr. IRA
                           102 Grace Dr.
                           Goodlettsville, TN 37072

                                                                                              PERCENT OF
                                                                                              OUTSTANDING
  NAME OF FUND                  NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED  SHARES OF CLASS
  Evergreen Intermediate-  FUBS & Co. FEBO                                B       3,281.670      5.484%
  Term Government          Loretta and Helen Bukowski
  Securities Fund          8860 Taft St.
  (Continued)              Pembroke Pines, FL 33024-4755
-----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                B       3,206.173      5.357%
                           Howard J. Carroll
                           4019 N. Chesterbrook Rd.
                           Arlington, VA 22207
                           Donaldson Lufkin Jenrette Securities           C      10,794.682     90.000%
                           Corporation, Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052
-----------------------------------------------------------------------------------------------------------
                           MLPF&S for the Sole Benefit of its             C       1,189.000      9.913%
                           Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive E., 3rd Fl.
                           Jacksonville, FL 32246-6484
                           First Union National Bank: Trust Accounts      Y   7,048,597.881      99.55%
                           Attn: Ginny Batten
                           11th Fl. CMG-1151
                           301 S. Tryon St.
                           Charlotte, NC 28288-0002
  Evergreen Foundation     Charles Schwab & Co., Inc.                     A   1,053,149.165      7.079%
  Fund                     Special Custody Account For Exclusive
                           Benefit Of
                           Customers: Reinvest Account
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
                           MLPF&S for the Sole Benefit of its             C     459,026.000     23.511%
                           Customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, Fl. 32246-6484
                           First Union National Bank/EB/INT Reinvest      Y  22,292,501.741     43.359%
                           Account
                           Attn: Trust Operations Fund Group
                           401 S. Tryon St., 3rd Floor, CMG-1151
                           Charlotte, NC 28202-1911
-----------------------------------------------------------------------------------------------------------
                           MAC & CO                                       Y   6,759,656.230     13.148%
                           Aetna Retirement Services
                           Central Valuation Unit
                           Attn: Mutual Funds Operations
                           P.O. Box 3198
                           Pittsburgh, PA 15230-3198
-----------------------------------------------------------------------------------------------------------
                           Charles Schwab & Co., Inc.                     Y   3,372,766.665      6.560%
                           Special Custody Account For The Benefit Of
                           Customers
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122
  Evergreen Tax Strategic  MLPF&S for the Sole Benefit of its             B     448,050.000      7.125%
  Foundation Fund          Customers
                           Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, FL 32246-6484

                                                                                             PERCENT OF
                                                                                             OUTSTANDING
  NAME OF FUND                  NAME AND ADDRESS OF RECORD OWNER       CLASS SHARES OWNED  SHARES OF CLASS
  Evergreen Tax Strategic  MLPF&S for the Sole Benefit of its             C    340,264.000     44.366%
  Foundation Fund          Customers
  (Continued)              Attn: Fund Administration
                           4800 Deer Lake Dr. E., 3rd Fl.
                           Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------
                           FUBS & Co. FEBO                                C     49,076.759      6.399%
                           Brenda Dykgraaf
                           9710 Wild Oak Dr.
                           Windermere, FL 34786-8335

                           Stephen A. Lieber                              Y    518,328.698     45.043%
                           1210 Greacen Point Rd.
                           Mamaroneck, NY 10543-4693
----------------------------------------------------------------------------------------------------------
                           Nola Maddox Falcone                            Y    102,130.166      8.875%
                           70 Drake Rd.
                           Scarsdale, NY 10583-6447
----------------------------------------------------------------------------------------------------------
                           Constance E. Lieber                            Y     59,814.468      5.198%
                           1210 Greacen Point Rd.
                           Mamaroneck, NY 10543-4613

  Evergreen American       First Union National Bank--C/F IN Vincent      C      7,573.450      5.681%
  Retirement Fund          A. Megna IRA
                           7017 Capitol View Dr.
                           McLean, VA 22101-2616

                           Charles Schwab & Co., Inc.                     Y    472,761.625     19.150%
                           Special Custody Account for the Exclusive
                           Benefit of Customers:
                           Reinvest Account
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94101-4122
----------------------------------------------------------------------------------------------------------
                           First Union National Bank/EB/INT Reinvest      Y    258,547.449     10.473%
                           Account
                           Attn: Trust Operations Fund Group
                           401 S. Tryon St., 3rd Fl. CMG-1151
                           Charlotte, NC 28202-1911

  Evergreen Emerging       Trust Company of America                       A     63,168.230     21.401%
  Markets Growth Fund      FBO HCM
                           P.O. Box 6675
                           Englewood, CO 80155-6675

                           Dupuy Dufour PSRP & Trust: Don P Dufour &      C      6,711.646      5.476%
                           Harvey J. Dupuy TRS U/A/D 1/1/80
                           1060 Magazine St.
                           New Orleans, LA 70130

                           First Union National Bank: Trust Accounts      Y  3,975,552.456     97.538%
                           Attn: Ginny Batten
                           11th Fl. CMG-1151
                           301 S. Tryon St.
                           Charlotte, NC 28288-0002

                                                                                                PERCENT OF
                                                                                                OUTSTANDING
  NAME OF FUND                   NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen International   MLPF&S for the Sole Benefit of its             C        7,848.000     20.317%
  Equity Fund               Customers
                            Attn: Fund Adminstration
                            4800 Deer Lake Drive E., 3rd Fl.
                            Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
                            Emery Jahnke                                   C        4,659.832     12.063%
                            2402 Lilac Ln.
                            Fargo, ND 58102-2124
-------------------------------------------------------------------------------------------------------------
                            Richard M. Shaw TTEE FBO Richard S. Shaw       C        2,050.175      5.307%
                            Trust
                            U/A DTD 5/21/97
                            45 Fremont Dr. SW
                            Fargo, ND 58103

                            First Union National Bank: Trust Accounts      Y   17,061,993.051    98.194%%
                            Attn: Ginny Batten
                            11th Fl. CMG-1151
                            301 S. Tryon St.
                            Charlotte, NC 28288-0002

  Evergreen Global Leaders  MLPF&S for the Sole Benefit of its             C       27,992.000     16.346%
  Fund                      Customers
                            Attn: Fund Administration
                            4800 Deer Lake Dr. E., 3rd Fl.
                            Jacksonville, FL 32246-6484

                            First Union National Bank/EB/INT Cash          Y    1,769,895.371     69.729%
                            Account
                            Attn: Trust Operations Fund Group
                            401 S. Tryon St., 3rd Fl. CMG-1151
                            Charlotte, NC 28202-1911

  Evergreen Money Market    FUNB                                           A  672,497,618.630     24.200%
  Fund                      Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215
-------------------------------------------------------------------------------------------------------------
                            FUNB                                           A  394,493,535.330     14.196%
                            Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215
-------------------------------------------------------------------------------------------------------------
                            First Union Brokerage Services                 A  293,027,514.880     10.545%
                            Money Market Omnibus Account
                            CP13-NC1167
                            301 S. College St.
                            Charlotte, NC 28115
-------------------------------------------------------------------------------------------------------------
                            FUNB                                           A  282,323,382.060     10.159%
                            Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215
-------------------------------------------------------------------------------------------------------------
                            FUNB                                           A  153,537,656.780      5.525%
                            Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215

                                                                                                               PERCENT OF
                                                                                                               OUTSTANDING
  NAME OF FUND                         NAME AND ADDRESS OF RECORD OWNER                CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen Money       Philip Merkatz TTEE Dorothy Johnson Life Insurance Trust          C      810,306.170     18.166%
  Market Fund           U/A DTD 11-18-91
  (Continued)           10104 W. Coggins Dr. #D
                        Sun City, AZ 85351-3405
----------------------------------------------------------------------------------------------------------------------------
                        State Street Bank And Trust, Co.                                  C      344,862.050      7.731%
                        Customer Rollover IRA FBO Mark Loveland
                        2701 Westheimer Rd. #12H
                        Houston, TX 77098
----------------------------------------------------------------------------------------------------------------------------
                        State Street Bank And Trust, Co.                                  C      288,750.880      6.473%
                        Customer Rollover IRA FBO Mark S. Matlock & Mary S. Matlock,
                        M.D.
                        2817 McClelland Blvd. #125
                        Joplin, MO 64804-1630
----------------------------------------------------------------------------------------------------------------------------
                        Sue K. Isbell                                                     C      228,546.950      5.124%
                        2226 Potomac #1
                        Houston, TX 77057

                        Prudential Securities FBO                                         K       76,390.690     40.937%
                        Charles R. Fuchs & Phyllis A. Fuchs: JT TEN
                        22 Winding Way
                        Wayne, NJ 07470-5957
----------------------------------------------------------------------------------------------------------------------------
                        Prudential Securities Inc. FBO                                    K       68,253.410     36.577%
                        Mr. Marlene Silver: EX EST Elaine B. Ames
                        6038 Sweetbriar Ct.
                        Memphis, TN 38120-2514
----------------------------------------------------------------------------------------------------------------------------
                        Interstate/Johnson Lane FBO 329-04563-12                          K       18,725.860     10.035%
                        Interstate Tower
                        P.O. Box 1220
                        Charlotte, NC 28201-1220
----------------------------------------------------------------------------------------------------------------------------
                        Wexford Clearing Services Corp. FBO                               K       12,432.460      6.662%
                        Marian V. Dingman
                        9001 Neill Lake Rd.
                        Eden Prairie, MN 55347-2046
----------------------------------------------------------------------------------------------------------------------------
                        Prudential Securities FBO Mark A. Rust IRA Transfer DTD 9/9/86    K       10,801.380      5.788%
                        16409 Elsienna
                        Cleveland, OH 44135-4249

                        First Union National Bank Trust Accounts                          Y  215,641,323.210     34.556%
                        Attn: Ginny Batten CMG-1151-2
                        401 S. Tryon St., 3rd Fl.
                        Charlotte, NC 28202-1911
----------------------------------------------------------------------------------------------------------------------------
                        Pitcairn Trust Company                                            Y   51,767,800.270      8.296%
                        One Pitcairn Pl.
                        Jenkintown, PA 19046

  Evergreen Tax Exempt  FUNB                                                              A  206,342,087.890     31.143%
  Money Market Fund     Attn: CAP Finance GL
                        230 S. Tryon St.
                        Charlotte, NC 28202-1164
----------------------------------------------------------------------------------------------------------------------------
                        FUNB                                                              A  152,777,551.780     23.059%
                        Attn: CAP Finance GL
                        230 S. Tryon St.
                        Charlotte, NC 28202-1164

                                                                                                 PERCENT OF
                                                                                                 OUTSTANDING
  NAME OF FUND                    NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen Tax Exempt      First Union Brokerage Services                  A   71,621,872.830     10.810%
  Money Market Fund         Money Market Omnibus Acocunt
  (Continued)               CP13-NC1167
                            301 S. College St.
                            Charlotte, NC 28115
--------------------------------------------------------------------------------------------------------------
                            FUNB                                            A   39,078,122.520      5.898%
                            Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-1164
--------------------------------------------------------------------------------------------------------------
                            FUNB                                            A   35,748,646.180      5.396%
                            Attn: CAP Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-1164

                            Evergreen Tax-Exempt Money Market "Y" Share     Y   57,249,769.780     15.169%
                            Fund Cash A/C
                            c/o FUNB For Customers
                            One First Union Center
                            301 S. College St.
                            Charlotte, NC 28288-0601

  Evergreen Treasury Money  FUNB                                            A  483,245,461.420     20.279%
  Market Fund               Attn: Cap Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-1164
--------------------------------------------------------------------------------------------------------------
                            First Union National Bank Trusts Accounts       A  479,842,854.170     20.136%
                            Attn: Ginny Batten
                            11th Fl. CMG-1151
                            301 S. Tryon Street
                            Charlotte, NC 28202-1910
--------------------------------------------------------------------------------------------------------------
                            FUNB                                            A  282,001,509.410     11.834%
                            Attn: Cap Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215
--------------------------------------------------------------------------------------------------------------
                            FUNB                                            A  267,422,276.050     11.222%
                            Attn: Cap Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215
--------------------------------------------------------------------------------------------------------------
                            FUNB                                            A  156,463,923.790      6.566%
                            Attn: Cap Finance GL
                            230 S. Tryon St.
                            Charlotte, NC 28202-3215

                            First Union National Bank: Trust Accounts       Y  456,713,139.160     86.744%
                            Attn: Ginny Batten
                            11th Fl. CMG-1151
                            301 S. Tryon St.
                            Charlotte, NC 28288-0002
--------------------------------------------------------------------------------------------------------------
                            Evergreen Money Market "Y" Fund Reinvest A/C    Y   38,489,500.680      7.310%
                            c/o FUNB for Customers
                            One First Union Center
                            301 S. College St.
                            Charlotte, NC 28288-0601

                                                                                        PERCENT OF
                                                                                        OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER        CLASS    SHARES OWNED   SHARES OF CLASS

  Evergreen      Evergreen Inst'l Money Market "A" Share       Inst.  265,202,414.250     41.990%
  Institutional  Fund Reinvest A/C                            Service
  Money Market   c/o FUNB for Customers
  Fund           One First Union Center
                 301 College St.
                 Charlotte, NC 28288-0601
-----------------------------------------------------------------------------------------------------
                 First Union National Bank: Trust Accounts     Inst.  216,030,290.120     34.204%
                 Attn: Ginny Batten CMG-1151-2                Service
                 401 S. Tryon St., 3rd Fl.
                 Charlotte, NC 28202-1911
-----------------------------------------------------------------------------------------------------
                 Evergreen Inst'l Money Market "A" Share       Inst.   50,448,696.220      7.988%
                 Fund Cash A/C                                Service
                 c/o FUNB for Customers
                 One First Union Center
                 301 S. College St.
                 Charlotte, NC 28288-0601

                 First Union National Bank: Trust Accounts     Inst.  835,660,565.280     78.459%
                 Attn: Ginny Batten
                 CMG-1151-2
                 401 S. Tryon St., 3rd Fl.
                 Charlotte, NC 28202-1911
-----------------------------------------------------------------------------------------------------
                 Evergreen Money Market Inst'l Fund Reinvest   Inst.   60,888,461.250      5.717%
                 A/C
                 c/o FUNB for Customers
                 One First Union Center
                 301 S. College St.
                 Charlotte, NC 28288-0601

  Evergreen      First Union National Bank: Trust Accounts     Inst.  664,491,449.000     88.196%
  Institutional  Attn: Ginny Batten CMG-1151-2                Service
  Treasury       401 S. Tryon St., 3rd Fl.
  Money Market   Charlotte, NC 28202-1911
  Fund
-----------------------------------------------------------------------------------------------------
                 Evergreen Institutional Treasury Fund         Inst.   43,669,296.850       5.76%
                 Reinvest A/C                                 Service
                 c/o FUNB for Customers
                 One First Union Center,
                 301 S. College St.
                 Charlotte, NC 28288-0601

                 First Union National Bank: Trust Accounts     Inst.   975,609,178.81     91.194%
                 Attn: Ginny Batten CMG-1151-2
                 401 S. Tryon St., 3rd Fl.
                 Charlotte, NC 28202-1911

  Evergreen      First Union National Bank: Trust Accounts     Inst.   14,522,785.110     71.888%
  Institutional  Attn: Ginny Batten CMG-1151-2                Service
  Tax Exempt     401 S. Tryon St., 3rd Fl.
  Money Market   Charlotte, NC 28202-1911
  Fund
-----------------------------------------------------------------------------------------------------
                 Evergreen Institutional Tax-Exempt Fund       Inst.    4,826,126.440     23.840%
                 Reinvest A/C                                 Service
                 c/o FUNB for Customers
                 One First Union Center
                 301 S. College St.
                 Charlotte, NC 28288-0601

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      First Union National Bank: Trust Accounts   Inst. 295,094,213.060     81.233%
  Institutional  Attn: Ginny Batten CMG-1151-2
  Tax Exempt     401 S. Tryon St., 3rd Fl.
  Money Market   Charlotte, NC 28202-1911
  Fund
  (Continued)
--------------------------------------------------------------------------------------------------
                 First Union Brokerage Services              Inst.  26,536,609.320      7.305%
                 Money Market Omnibus Account
                 CP13-NC1167
                 301 S. College St.
                 Charlotte, NC 28115

  Evergreen      FUNB                                          A    24,301,492.830     68.441%
  Pennsylvania   Attn: Cap Finance GL
  Tax Free       230 S. Tryon St.
  Money Market   Charlotte, NC 28202-3215
  Fund
--------------------------------------------------------------------------------------------------
                 First Union Brokerage Services                A     9,830,393.630     27.685%
                 Money Market Omnibus Account CP13-NC1167
                 301 S. College St.
                 Charlotte, NC 28115

                 First Union National Bank: Trust Accounts     Y     8,862,015.300     29.961%
                 Attn: Ginny Batten CMG-1151-2
                 401 S. Tryon St., 3rd Fl.
                 Charlotte, NC 28202-1911
--------------------------------------------------------------------------------------------------
                 Jonathan B. Detwiler                          Y     2,972,126.980     10.048%
                 P.O. Box 69
                 Phoenixville, PA 19460-0069
--------------------------------------------------------------------------------------------------
                 Agnes C. Kim                                  Y     2,367,449.540      8.004%
                 760 Conshohocken State Rd.
                 Gladuyne, PA 19035-1416
--------------------------------------------------------------------------------------------------
                 First Union Brokerage Services                Y     1,964,119.750      6.640%
                 Money Market Omnibus Account
                 CP13-NC1167
                 301 S. College St.
                 Charlotte, NC 28115
--------------------------------------------------------------------------------------------------
                 Dalck Feith & Rose Feith: JTWROS              Y     1,729,190.110      5.846%
                 8134 High School Rd.
                 Elkins Park, PA 19027-2453
--------------------------------------------------------------------------------------------------
                 Donald Feith & June Feith: JTWROS             Y     1,496,654.810      5.060%
                 204 Marvin Rd.
                 Elkins Park, PA 19027-1721

  Evergreen      FUBS & Co. FEBO                               A        19,880.716      8.969%
  Georgia        Lee R. Meadows and Mary Lee Meadows
  Municipal      1270 Hicks Cir. SW
  Bond Fund      Conyers, GA 30207-4221
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A        11,748.920      5.301%
                 William F. Hill Jr. and Marvin Hill
                 P.O. Box 554
                 Silver Creek, GA 30173-0554

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      FUBS & Co. FEBO                               A      11,654.040        5.258%
  Georgia        Yasmin M. Dharamsi C/F Farid M. Dharamsi
  Municipal      1255 Vineyard Dr.
  Bond Fund      Conyers, GA 30208-2467
  (Continued)
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      11,381.843        5.135%
                 Yasmin M. Dharamsi
                 1255 Vineyard Dr.
                 Conyers, GA 30208-2467

                 First Union National Bank: Trust Accounts     Y     113,910.185       93.144%
                 Attn: Ginny Batten
                 11th Fl. CMG-1151
                 301 S. Tryon St.
                 Charlotte, NC 28288-0002
--------------------------------------------------------------------------------------------------
                 Vernon V. Gravette                            Y       6,811.747        5.570%
                 3792 Harts Mill Ln.
                 Atlanta, GA 30319-1812

  Evergreen      First Union National Bank: Trust Accounts     Y     381,456.028       95.943%
  North          Attn: Ginny Batten
  Carolina       11th Fl. CMG-1151
  Municipal      301 S. Tryon Street
  Bond Fund      Charlotte, NC 28288-0002

  Evergreen      FUBS & Co. FEBO                               A      23,295.941       22.845%
  South          Mildred R. Robards
  Carolina       2037 Eakle Dr.
  Municipal      Rock Hill, SC 29732-1115
  Bond Fund
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      20,054.819       19.667%
                 Charles W. Lombard Trust: Charlotte Lombard
                 and
                 Warren Prout Co-Trustees U/A/D 5/4/94
                 Boone, NC 28607
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      10,725.005       10.518%
                 Warren A. Ransom Jr. and Laurie R. Ransom
                 1162 East Parkview Pl.
                 Mount Pleasant, SC 29464-7909
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A       6,245.824        6.125%
                 Charles Dean Turner
                 103 Carolina Club Dr.
                 Spartanburg, SC 29306-6601
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A       5,232.013        5.131%
                 Virginia C. Thomas
                 330 Concord St. No. 7G
                 Charleston, SC 29401-2731

                 FUBS & Co. FEBO                               B      29,436.644        6.364%
                 Ruby B. Motsinger and Joseph G. Motsinger:
                 JTIC
                 550 Brandon Rd.
                 Clover, SC 29710-9667

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      First Union National Bank: Trust Accounts     Y      696,398.888      97.697%
  South          Attn: Ginny Batten
  Carolina       11th Fl. CMG-1151
  Municipal      301 S. Tryon St.
  Bond Fund      Charlotte, NC 28288-0002
  (Continued)

  Evergreen      Duff M. Green                                 A       23,733.555       8.173%
  Virginia       638 Kings Highway
  Municipal      Fredericksburg, VA 22405-3156
  Bond Fund
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A       18,873.163       6.499%
                 David A. Hetzer and Iris L. Hetzer
                 5009 Laburch Ln.
                 Annandale, VA 22003-6019

                 FUBS & Co. FEBO                               B       43,300.001       6.236%
                 Patsy B. Williams and Harry S. Williams
                 P.O. Box 888
                 Marion, VA 24354-0888

                 First Union National Bank: Trust Accounts     Y      670,924.935      98.959%
                 Attn: Ginny Batten
                 11th Fl. CMG-1151
                 301 S. Tryon St.
                 Charlotte, NC 28288-0002

  Evergreen      MLPF&S for the Sole Benefit of its            A    1,118,047.000       9.860%
  Florida High   Customers
  Income         Attn: Fund Administration
  Municipal      4800 Deer Lake Dr. E., 3rd Fl.
  Bond Fund      Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            B      604,175.000      10.065%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 First Union National Bank: Trust Accounts     Y      557,826.266      87.659%
                 Attn: Ginny Batten
                 11th Fl. CMG-1151
                 301 S. Tryon St.
                 Charlotte, NC 28288-0002

  Evergreen      First Union National Bank: Trust Accounts     Y      889,705.095       98.96%
  New Jersey     Attn: Ginny Batten CMG-1151-2
  Tax Free       401 S. Tryon St., 3rd Fl.
  Income Fund    Charlotte, NC 28202-1911

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      FUBS & Co. FEBO                               A     104,893.265       17.590%
  Short-         Haywood D. Cochrane Jr.
  Intermediate   21 Castlewood Ct.
  Municipal      Nashville, TN 37215-4617
  Fund
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      91,232.190       15.299%
                 Stephen Nash and Linda N. Nash
                 10006 Stonemill Rd.
                 Richmond, VA 23233-2800
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      72,485.770       12.155%
                 Manuel Garcia and Adeline Garcia
                 4933 New Providence
                 Tampa, FL 33629-4814
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      39,114.517        6.559%
                 Anthony M. Truscello Sr. and Carolyn A.
                 Truscello
                 878 Taylor Dr.
                 Folcroft, PA 19032-1523
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      37,909.904        6.357%
                 First Union National Bank--PA FBO
                 Anthony Dambro Loan Account
                 Attn: Augusto Bonnani PA 1322
                 123 South Broad St.
                 Philadelphia, PA 19109-1029
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               A      30,575.064        5.127%
                 Lois Umbach
                 102 Overlook Dr.
                 Greenwich, CT. 06830-6718

                 FUBS & Co. FBO                                B      50,467.333        8.127%
                 Carl R. Nodine and Linda F. Nodine
                 P.O. Box 210086
                 Nashville, TN 37221-0086
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FBO                                B      38,223.484        6.156%
                 Mark E. Smith and Melissa A. Smith: JT
                 397 Yadkin Valley Rd.
                 Advance, NC 27006-8702
--------------------------------------------------------------------------------------------------
                 FUBS & Co. FEBO                               B      32,757.924        5.275%
                 Shirley L. Roberts
                 2770 S. Garden Dr.
                 210 Bldg. 21
                 Lakeworth, FL 33461-6280

                 First Union National Bank/EB/INT Cash         Y     797,392.055       17.809%
                 Account
                 Attn: Trust Operations Fund Group
                 401 S. Tryon St., 3rd Fl. CMG--1151
                 Charlotte, NC 28202-1911

                                                                                      PERCENT OF
                                                                                      OUTSTANDING
  NAME OF FUND         NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen       First Union National Bank Trust Accounts      Y     571,096.893       25.885%
  High Grade      Attn: Ginny Batten
  Tax Free Fund   11th Fl. CMG-1151
                  301 S. Tryon St.
                  Charlotte, NC 28288-0002
---------------------------------------------------------------------------------------------------
                  Foster & Foster                               Y     405,594.894       18.384%
                  P.O. Box 1669
                  Greenwich, CT 06836-1669

                      EVERGREEN (FORMERLY KEYSTONE) FUNDS

  Evergreen       MLPF&S for the Sole Benefit of its            A      82,983.000       25.869%
  Natural         Customers
  Resources       Attn: Fund Administration
  Fund            4800 Deer Lake Dr. E., 3rd Fl.
  (formerly       Jacksonville, FL 32246-6484
  Keystone
  Global
  Resources and
  Development
  Fund)

                  MLPF&S for the Sole Benefit of its            B     495,370.000       37.812%
                  Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E., 3rd Fl.
                  Jacksonville, FL 32246-6484

                  MLPF&S for the Sole Benefit of its            C     147,542.000       42.018%
                  Customers
                  Attn: Fund Administration
                  4800 Deer Lake Dr. E., 3rd Fl.
                  Jacksonville, FL 32246-6484

  Keystone        MLPF&S for the Sole Benefit of its           N/A    628,503.000        6.004%
  Growth and      Customers
  Income Fund     Attn: Fund Administration
  (S-1)           4800 Deer Lake Dr. E., 3rd Fl.
                  Jacksonville, FL 32246-6484

  Evergreen       Worcester County Retirement Fund            Inst.   953,288.847       55.971%
  Select Small    Attn: Michael J. Donoghue
  Cap Growth      Chairman & Treasurer
  Fund            2 Main St.
  (formerly       Room 3 Courthouse
  Keystone        Worcester, MA 01601
  Institutional
  Small
  Capitalization
  Growth Fund)
---------------------------------------------------------------------------------------------------
                  First Union National Bank FBO Essex Cnty.   Inst.   268,975.266       15.792%
                  Carpenters Pension Fund
                  A/C 2543001079
                  1525 West WT Harris Blvd. CMG NC 1151
                  Charlotte, NC 28288-1151
---------------------------------------------------------------------------------------------------
                  First Union National Bank Re-invest Account Inst.   210,479.969       12.358%
                  Attn: Trust Operations Fund Group
                  401 South Tryon St., 3rd Fl.
                  Charlotte, NC 28288-1151
---------------------------------------------------------------------------------------------------
                  Board of Trustees of Sheet Metal Workers    Inst.   202,943.723       11.915%
                  Local No. 85
                  Pension Fund
                  3835 Presidential Parkway, Suite 123
                  Atlanta, GA 30340-3723

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      MLPF&S for the Sole Benefit of its            B      398,336.000       7.846%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Omega Fund     4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            C      214,628.000      29.099%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 SSB C/F IRA Regular                           Y          231.054      99.550%
                 Nancy A. LaValley
                 2048 Clairmont Terrace
                 Atlanta, GA 30345-2312

  Keystone       MLPF&S for the Sole Benefit of its           N/A     911,239.000      12.560%
  Precious       Customers
  Metals         Attn: Fund Administration
  Holdings,      4800 Deer Lake Dr. E., 3rd Fl.
  Inc.           Jacksonville, FL 32246-6484

  Keystone High  MLPF&S for the Sole Benefit of its           N/A  13,456,279.000      11.013%
  Income Bond    Customers
  Fund (B-4)     Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

  Evergreen      MLPF&S for the Sole Benefit of its            A      267,802.000      18.880%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Capital        4800 Deer Lake Dr. E., 3rd Fl.
  Preservation   Jacksonville, FL 32246-6484
  and Income
  Fund
--------------------------------------------------------------------------------------------------
                 Gary W. Grant & Eva Grant: JT/WROS            A       76,468.329       5.391%
                 10906 Wickline
                 Houston, TX 77024

                 MLPF&S for the Sole Benefit of its            B      416,153.000      13.355%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 MLPF&S For The Sole Benefit of its            C       82,076.000      19.964%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------
                 St. Ann's Catholic Church                     C       20,755.209       5.048%
                 Attn: Fr. Peter McKenna
                 P.O. Box 256
                 La Vernia, TX 78121-0256

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      Ampex Retirement Master Trust                 Y    1,859,691.394      88.970%
  (formerly      P.O. Box 1992
  Keystone)      Boston, MA 02105-1992
  Select
  Adjustable
  Rate Fund
--------------------------------------------------------------------------------------------------
                 Buffalo Color Corp.                           Y      230,556.918      11.030%
                 Master Trust
                 P.O. Box 1992
                 Boston, MA 02105-1992

                 Wexford Clearing Services Corp.               Z      232,663.218      24.157%
                 FBO McLarand Vasquez Partners
                 695 Town Center Dr.
                 Suite 300
                 Costa Mesa, CA 92626-1924
--------------------------------------------------------------------------------------------------
                 Wexford Clearing Services Corp.               Z      156,871.050      16.288%
                 FBO Carl F. McLarand
                 695 Town Center Dr.
                 Suite 300
                 Costa Mesa, CA 92626-1924
--------------------------------------------------------------------------------------------------
                 William H. Morgan Jr.                         Z      122,898.362      12.761%
                 906 Weightman
                 Greenwood, MS 38930-2438
--------------------------------------------------------------------------------------------------
                 Skyline Telephone Membership Corp.            Z      114,718.438      11.911%
                 Attn: Hobart G. Davis
                 P.O. Box 759
                 Jefferson, NC 28694-0759
--------------------------------------------------------------------------------------------------
                 Wexford Clearing Services Corp.               Z      102,452.496      10.638%
                 Karen H. Morrison TTEE, The Morrison Family
                 Trust
                 U/A DTD 10/20/88
                 16472 Grimaud Ln.
                 Huntington Beach, CA 92649-1827
--------------------------------------------------------------------------------------------------
                 Wexford Clearing Services Corp                Z       75,717.213       7.862%
                 Karen Hosking Morrison TTEE
                 The Karen Hosking Morrison Family Trust U/A
                 DTD 8/19/93
                 16472 Grimaud Ln.
                 Huntington Beach, CA 92649-1827
--------------------------------------------------------------------------------------------------
                 M & M Farms                                   Z       64,638.694       6.711%
                 906 Weightman
                 Greenwood, MS 38930-2438

  Evergreen      MLPF&S for the Sole Benefit of its            A    1,219,932.000      13.145%
  (formerly      Customers
  Keystone)      Attn: Fund Administrator
  Strategic      4800 Deer Lake Dr. E., 3rd Fl.
  Income Fund    Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            B    2,192,870.000      13.146%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      MLPF&S for the Sole Benefit of its            C     821,350.000       25.255%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Strategic      4800 Deer Lake Dr. E., 3rd Fl.
  Income Fund    Jacksonville, FL 32246-6484
  (Continued)

                 First Union National Bank Cash Account        Y      56,653.860       99.952%
                 Attn: Trust Operation Fund Group
                 401 S. Tryon St., 3rd Fl.
                 Charlotte, NC 28288-1151

  Evergreen      MLPF&S for the Sole Benefit of its            A     140,166.000        5.986%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Fund for       4800 Deer Lake Dr. E., 3rd Fl.
  Total Return   Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            B     463,036.000        9.932%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 Lavedna Ellingson and Douglas Ellingson:      C     137,912.020       13.422%
                 TTEES
                 Lavedna Ellingson Marital Trust U/A/D
                 5/1/86
                 8510 McClintock
                 Tempe, AZ 85284-2527
--------------------------------------------------------------------------------------------------
                 MLPF&S for the Sole Benefit of its            C     121,959.000       11.869%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 State Street Bank & Trust Co. Cust. IRA       Y       2,159.418       84.202%
                 Rollover
                 Gail L. Gulbenkian
                 3768 McCoy Rd.
                 Blacksburg, VA 24060-0652
--------------------------------------------------------------------------------------------------
                 State Street Bank & Trust Co.                 Y         404.138       15.759%
                 Cust. for the IRA of Judith A. Bartsch
                 49577 Keycove
                 New Baltimore, MI 48047-2360

  Evergreen      MLPF&S for the Sole Benefit of its            A     340,261.000       29.769%
  Latin America  Customers
  Fund           Attn: Fund Administration
  (formerly      4800 Deer Lake Dr. E., 3rd Fl.
  Keystone Fund  Jacksonville, FL 32246-6484
  of the
  Americas)
--------------------------------------------------------------------------------------------------
                 Trust Company of America                      A     116,919.676       10.229%
                 FBO HCM
                 P.O. Box 6675
                 Englewood, CA 80155-6675

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      MLPF&S for the Sole Benefit of its            B    2,658,158.000      44.051%
  Latin America  Customers
  Fund           Attn: Fund Administration
  (formerly      4800 Deer Lake Dr. E., 3rd Fl.
  Keystone Fund  Jacksonville, FL 32246-6484
  of the
  Americas)
  (Continued)

                 MLPF&S for the Sole Benefit of its            C      349,596.000      40.246%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

  Evergreen      Rofe & Co.                                    A      923,920.000      20.323%
  (formerly      c/o State Street Bank & Trust Co. for SUB
  Keystone)      Account
  Global         Kokusai Securities Co. Ltd.
  Opportunities  P.O. Box 5061
  Fund           Boston, MA 02206-5061
--------------------------------------------------------------------------------------------------
                 MLPF&S for the Sole Benefit of its            A      425,746.000       9.365%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------
                 Frank Russell Trust Co.: TTEE United          A      294,658.206       6.481%
                 Airlines Pilots
                 Directed Account Dtd. 11-01-86
                 909 A St.
                 Tacoma, WA 98402-5111

                 MLPF&S for the Sole Benefit of its            B    2,529,800.000      25.503%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            C      967,830.000      47.198%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 Kevin Kenely                                  Y            1.000         100%
                 26 Camperdown Ln.
                 Sudbury, MA 01776

  Keystone       MLPF&S for the Sole Benefit of its            Y    1,813,764.000      10.262%
  International  Customers
  Fund Inc.      Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

  Evergreen      Richard Nakashian                             A       21,830.838       9.864%
  (formerly      P.O. Box 3150
  Keystone)      Pocasset, MA 02559-3150
  Massachusetts
  Tax Free Fund
--------------------------------------------------------------------------------------------------
                 Margaret Vogel                                A       17,865.404       8.072%
                 TR #21720
                 Keystone Trust Company Trustee
                 865 Central Ave. H403
                 Needham, MA 02192-1341

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      Ida R. Rodriguez                              A      16,909.654        7.640%
  (formerly      TR #21528
  Keystone)      Keystone Trust Company Trustee
  Massachusetts  58 Helen Rd.
  Tax Free Fund  Needham, MA 02192-3934
  (Continued)
--------------------------------------------------------------------------------------------------
                 Robert M. Buddington                          A      16,570.665        7.487%
                 P.O. Box 549
                 S. Orleans, MA 02662-0549
--------------------------------------------------------------------------------------------------
                 Bertha M. Beauchemin                          A      14,379.892        6.497%
                 TR #21843
                 Keystone Trust Company Trustee
                 299 Cambridge St. #233
                 Winchester, MA 01890-2389
--------------------------------------------------------------------------------------------------
                 Shirley W. Tower TTEE Shirley W. Tower        A      11,073.338        5.003%
                 Trust
                 U/A dated Sep. 18, 1992
                 119 Brookhaven Dr.
                 E. Longmeadow, MA 01028-1474

                 Bear Stearns Securities Corp.                 C      21,613.348       11.212%
                 FBO 176-12556-19
                 1 Metrotech Center North
                 Brooklyn, NY 11201-3859
--------------------------------------------------------------------------------------------------
                 Salvatore M. Moscariello and Irene A.         C      14,678.413        7.615%
                 Moscariello: JT
                 24 Van Norden Rd.
                 Reading, MA 01867-1244
--------------------------------------------------------------------------------------------------
                 Malcolm Groves & Jean N. Groves: TTEE         C      10,993.675        5.703%
                 Malcolm F. Groves Rev. Liv. Trust
                 U/A DTD 05-18-94
                 80 Indian Hill Rd.
                 Cummaquid, MA 02637

  Evergreen      Prudential Securities, Inc.                   A      18,455.147        5.247%
  (formerly      FBO Ms. Sandra M. Franck
  Keystone)      345 W. 70th St., Apt. 6F
  New York       New York, NY 10023-3554
  Tax Free Fund

                 MLPF&S for the Sole Benefit of its            B     217,234.000       11.324%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 Bear Stearns Securities Corp.                 C      23,065.998       14.919%
                 FBO 626-60277-10
                 1 Metrotech Center North
                 Brooklyn, NY 11201-3857
--------------------------------------------------------------------------------------------------
                 Carol T. Whitman                              C      17,653.898       11.418%
                 P.O. Box 43
                 Whippleville, NY 12995
--------------------------------------------------------------------------------------------------
                 Carol L. Moore                                C      13,194.077        8.534%
                 Rt. 2, Box 1055
                 Chateaugay, NY 12920-9522

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      MLPF&S for the Sole Benefit of its            C       9,237.000        5.974%
  (formerly      Customers
  Keystone) New  Attn: Fund Administration
  York Tax Free  4800 Deer Lake Dr. E., 3rd Fl.
  Fund           Jacksonville, FL 32246-6484
  (Continued)
--------------------------------------------------------------------------------------------------
                 Henry W. Demoy and Patricia K. Demoy:         C       8,302.454        5.370%
                 JTWROS
                 Rd. 2 King Rd.
                 Cambridge, NY 12816-9802
--------------------------------------------------------------------------------------------------
                 Elizabeth Frost                               C       7,832.243        5.066%
                 9 Heathcote Rd.
                 Scarsdale, NY 10583-4413

  Evergreen      MLPF&S for the Sole Benefit of its            A     128,342.000        6.080%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Pennsylvania   4800 Deer Lake Dr. E., 3rd Fl.
  Tax Free Fund  Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            B     348,314.000       10.341%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            C     168,440.000       29.198%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

  Evergreen      MLPF&S for the Sole Benefit of its            A      42,392.000       10.255%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  California     4800 Deer Lake Dr. E., 3rd Fl.
  Tax Free Fund  Jacksonville, FL 32246-6484


                 MLPF&S for the Sole Benefit of its            B     336,150.000       15.729%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            C      67,213.000       34.934%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------------------------
                 Victor Edward Rylander and Lucille Rylander   C      18,249.189        9.485%
                 TTEEs
                 Victor & Lucille Rylander Trust U/A DTD
                 09/18/96
                 4102 Caflur Ave.
                 San Diego, CA 92117

                                                                                     PERCENT OF
                                                                                     OUTSTANDING
  NAME OF FUND        NAME AND ADDRESS OF RECORD OWNER       CLASS  SHARES OWNED   SHARES OF CLASS

  Evergreen      Prudential Securities FBO                     C      11,768.740        6.117%
  (formerly      Rakesh C. Gupta and Neelam Gupta CT
  Keystone)      FBO Gupta Family Living Trust 12/22/94
  California     Hemet, CA 92544
  Tax Free Fund
  (Continued)
--------------------------------------------------------------------------------------------------
                 BT Alex Brown Inc.                            C      11,118.411        5.779%
                 FBO 489-31533-14
                 P.O. Box 1346
                 Baltimore, MD 21203
--------------------------------------------------------------------------------------------------
                 BT Alex Brown Inc.                            C      10,923.183        5.677%
                 FBO 489-31533-14
                 P.O. Box 1346
                 Baltimore, MD 21203
--------------------------------------------------------------------------------------------------
                 Smith Barney Inc.                             C      10,886.755        5.658%
                 00154933343
                 388 Greenwich St.
                 New York, NY 10013
--------------------------------------------------------------------------------------------------
                 Richard B. Smith: Succ. TTEE U/A DTD 4-8-93   C      10,552.192        5.485%
                 FBO Richard B. Smith
                 4853 Mt. Royal Ct.
                 San Diego, CA 92117-2917

  Evergreen      MLPF&S for the Sole Benefit of its            A     251,088.000       49.948%
  (formerly      Customers
  Keystone)      Attn: Fund Administration
  Missouri Tax   4800 Deer Lake Dr. E., 3rd Fl.
  Free Fund      Jacksonville, FL 32246-6484

                 MLPF&S for the Sole Benefit of its            B     570,213.000       28.150%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                 Merrill Lynch                                 C      25,151.000       17.560%
                 4800 Deer Lake Dr. E.
                 Jacksonville, FL 32246
--------------------------------------------------------------------------------------------------
                 Edward D. Jones And Co. F/A/O Ronald Ralph    C      20,172.393       14.084%
                 Wilder TTEE
                 U/A DTD 07/26/88 for EDJ# 642-02132-1-4
                 P.O. Box 2500
                 Maryland Heights, MO 63043-8500
--------------------------------------------------------------------------------------------------
                 PaineWebber for the Benefit of Dorothy K.     C      18,951.487       13.231%
                 Pruett, TTEE
                 Dorothy K. Pruett Revocable
                 c/o Mid America Mortgage
                 8645 College Blvd.
                 Overland Park, KS 66210
--------------------------------------------------------------------------------------------------
                 MLPF&S for the Sole Benefit of its            C      16,226.000       11.329%
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Dr. E., 3rd Fl.
                 Jacksonville, FL 32246-6484

                    [LOGO OF EVERGREEN FUNDS APPEARS HERE]

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.









                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!


                 Please detach at perforation before mailing.
----------        ----------        ----------       ----------       ----------
PROXY                                                                      PROXY

           JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 15, 1997
The undersigned hereby appoints Dorothy E. Bourassa, Terrence J. Cullen and Martin J. Wolin and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on December 15, 1997, at 3:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY. IF JOINT OWNERS,
                                        EITHER MAY SIGN THIS PROXY. WHEN SIGNING
                                        AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE, GUARDIAN, OR CORPORATE OFFICER,
                                        PLEASE GIVE YOUR FULL TITLE.

                                        DATE_______________________________,1997


                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        ________________________________________
                                        SIGNATURE(S) TITLE(S), IF APPLICABLE


                                                                              EV

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.









                  PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!


                 Please detach at perforation before mailing.
----------        ----------        ----------       ----------       ----------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE:


                                                         FOR   AGAINST   ABSTAIN
1. To approve the proposed Plan of Reorganization        [_]     [_]       [_]
   with the Successor Fund of the Successor Trust.

2. To approve the proposed change of the investment      [_]     [_]       [_]
   objective of each Fund (other than Keystone Omega
   Fund) from fundamental to nonfundamental.

3. To approve the proposed changes to the Fund's
   fundamental investment restrictions.
        To vote against the proposed changes to one
        or more of the specific fundamental
   [_]  investment restrictions, but to approve the      [_]     [_]       [_]
        others, fill in the box at the left AND
        indicate the number(s) of the fundamental investment restriction(s) you do not want to change on this line:

        _____________________________________________
4. FOR EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY
   MARKET FUND, EVERGREEN PENNSYLVANIA TAX FREE
   MONEY MARKET FUND AND EVERGREEN TAX EXEMPT MONEY
   MARKET FUND ONLY, to approve an amendment to the      [_]     [_]       [_]
   Fund's investment objective to permit the Fund to invest without limit in obligations subject to the Federal alternative minimum tax.

5. FOR EVERGREEN LATIN AMERICA FUND ONLY, to approve     [_]     [_]       [_]
   an amendment to the Fund's investment objective to permit the Fund to invest without limit in securities of issuers located in Latin America.

6. FOR EVERGREEN LATIN AMERICA FUND ONLY, to approve     [_]     [_]       [_]
   an amendment to the Fund's investment restriction relating to industry concentration.

7. To transact any other business that may properly      [_]     [_]       [_]
   come before the meeting or any adjournment thereof.
                                                                              EV